UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08457

Exact name of registrant as specified in charter:
Delaware Group Foundation® Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders

Annual Report

Delaware Foundation® Funds	September 30, 2010

Delaware
Foundation Equity Fund Delaware Foundation Growth Allocation Fund Delaware Foundation Moderate Allocation Fund Delaware Foundation Conservative Allocation Fund
This annual report is for the information of Delaware Foundation Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Foundation Funds.

The figures in the annual report for Delaware Foundation Funds represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Foundation Funds prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Multi-asset mutual funds

Table of contents

> Portfolio management review	1

> Performance summaries	6

> Disclosure of Fund expenses	18

> Sector allocation and top 10 holdings	20

> Security type and top 10 equity holdings	21

> Statements of net assets	27

> Statements of operations	93

> Statements of changes in net assets	94

> Financial highlights	96

> Notes to financial statements	115

> Report of independent registered public accounting firm	131

> Other Fund information	132

> Board of trustees/directors and officers addendum	133

> About the organization	136

Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Foundation® Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Sept. 30, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings. Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review

Delaware Foundation® Funds
October 12, 2010

Performance preview (for the fiscal year ended September 30, 2010)
Delaware Foundation Equity Fund (Class A shares)	1-year return	+10.53%
MSCI ACWI (All Country World Index) Index (gross) (benchmark)	1-year return	+8.94%
MSCI ACWI (All Country World Index) Index (net) (benchmark)	1-year return	+8.43%
Lipper Global Multi-Cap Core Funds Average	1-year return	+8.83%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Equity Fund, please see the table on page 6.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Global Multi-Cap Core Funds Average compares funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

Delaware Foundation Growth Allocation Fund (Class A shares)	1-year return	+10.53%
S&P 500 Index (benchmark)	1-year return	+10.16%
Lipper Mixed-Asset Target Allocation Growth Funds Average	1-year return	+9.34%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Growth Allocation Fund, please see the table on page 8.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Delaware Foundation Moderate Allocation Fund (Class A shares)	1-year return	+11.06%
S&P 500 Index (benchmark)	1-year return	+10.16%
Barclays Capital U.S. Aggregate Index (benchmark)	1-year return	+8.16%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	1-year return	+9.26%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Moderate Allocation Fund, please see the table on page 11.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is an average of funds that, by portfolio practice, maintain a mix of between 40% and 60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Delaware Foundation Conservative Allocation Fund (Class A shares)	1-year return	+10.70%
Barclays Capital U.S. Aggregate Index (benchmark)	1-year return	+8.16%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	1-year return	+9.35%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Conservative Allocation Fund, please see the table on page 14.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Mixed-Asset Target Allocation Conservative Funds Average is an average of funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

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Portfolio management review

Delaware Foundation® Funds

Overview
Delaware Foundation Funds posted positive returns for the fiscal year ended Sept. 30, 2010. This was a period in which global equities and global fixed income instruments generally posted positive returns. The market recovery, which began in March 2009, continued through March 2010, though generally at a declining pace. In May and June 2010, however, worries about the outlook for the global economy caused many investors to become generally more risk averse, resulting in substantial declines in the prices of numerous asset classes, together with a sharp increase in the valuation of the U.S. dollar. This period seemed to be a small hiccup on the broader trend toward recovery within the capital markets, as market fears seemed to subside, and risky assets during the final months of the period delivered returns which were almost as strong as those of a year previous.

Over the 12 months ended Sept. 30, 2010, the returns of the four Foundation Funds were quite similar in magnitude. The strongest performer during this period was Delaware Foundation Moderate Allocation Fund, while the weakest were Delaware Foundation Equity Fund and Delaware Foundation Growth Allocation Fund.

Relative to their benchmarks, there was a greater disparity of performance, with Delaware Foundation Conservative Allocation Fund showing the most significant outperformance over the fiscal year. The volatility of monthly returns across the four portfolios was more in line with expectations, with Delaware Foundation Equity Fund having the highest volatility and Delaware Foundation Conservative Allocation Fund having the lowest.

During the entire fiscal period, all four Funds performed well against each of their peer groups. Their good relative performance came partly from tactical asset allocation decisions, and partly from security selection.

Economic backdrop
From the beginning of the fiscal period, the price of relatively risky assets continued to appreciate, but at a generally slower pace than was the case during the months just prior to the period. During approximately the first half of the fiscal period, many investors generally remained positive about the outlook for the global economy, apart from a few qualms concerning some smaller countries in the euro zone. Investor sentiment during this time was partly bolstered by the expectation that governments in developed and emerging countries would continue to support economic recovery, using a combination of monetary and fiscal measures, for as long as necessary. These policies had helped to prevent a recession from turning into a full-scale depression, and in that sense had been successful.

From April 2010 onward, as several governments around the world began to make rhetorical shifts toward austerity programs and the need to reduce debt burdens, investor

     Highlights
  During the fiscal year ended Sept. 30, 2010, the global economy continued its recovery from the downturn which began in mid-2007. However, lingering effects from the economic recession had still not fully dissipated by the summer of 2010. Many investors in various countries continued to worry about the effects of high unemployment, struggling real estate markets, and the possibility that the shallow recovery might slip back into recession.

  These concerns were reflected in quarterly performance during the year. During the fourth quarter of 2009 and the first quarter of 2010, equity markets outperformed fixed income markets. During the second quarter of 2010, partly because of concerns about sovereign risk among European countries, which were largely resolved, risky assets generally underperformed safe assets. But during July 2010 and September 2010, risky assets delivered strong returns.

  All four Delaware Foundation Funds, posting a full year of returns through Sept. 30, 2010, finished in positive territory, and outperformed the Funds’ corresponding benchmark indices.

sentiment also began to soften. In May and June 2010, investors generally sought to reduce their holdings of relatively risky assets, typically causing prices of such assets to decline. During the final months of the Funds’ fiscal period, however, market sentiment suddenly turned more positive, with July and September 2010 both delivering relatively strong performance across a broad range of risky asset classes.

We saw the shifts in investor sentiment mirrored in foreign exchange markets. The trade-weighted dollar rose by 2.7% over the entire fiscal period, but with substantial intervening volatility. In general, a stronger dollar means that imports look cheaper for U.S. consumers, but that the competitiveness of U.S. exporters tends to be impaired.

Uncertainty over the outlook for the global economy was also reflected in commodity prices. Over the full year, the price of oil (measured as West Texas Intermediate Cushing) climbed 13.3%, also with substantial volatility on a quarter-by-quarter basis. The value of the broad-based Thomson Reuters/Jefferies CRB Index, which tracks broad trends in overall commodity prices, rose by 10.6% in the 12 months ending Sept. 30, 2010. (Source: Bloomberg)

The International Monetary Fund (IMF) produces semiannual forecasts of expected change in gross domestic product for the global economy and for numerous individual countries and regions. The most recent updates to these forecasts were released in early October 2010. They showed continued optimism about the near-term outlook for China and India, but lowered expectations for the U.S. economy in 2010 and 2011, partly because of continued weakness in the real estate market.

The U.S. government twice extended a program of tax credits for first-time home buyers, first to November 2009 and then to April 2010. These tax credits appear to have temporarily boosted housing prices, but volumes and prices in the U.S. real estate market have not shown much sign of recovery since this program expired.

Another apparent cause for investor concern was that unemployment in the U.S., as measured by the Bureau of Labor Statistics (BLS), remained stubbornly high throughout the fiscal year: it was 9.8% in September 2009 and had only declined to 9.6% by September 2010. BLS figures showed a substantial increase in the numbers of involuntary part-time workers and of discouraged workers in September 2010, relative to a year earlier.

Every six months, the IMF releases a fully updated set of projections for economic growth in its World Economic Outlook. The following table summarizes the IMF’s projections for GDP growth in various regions and countries since the fourth quarter of 2009, including the forecasts which were released in early October 2010.

Region / Country		2010 Estimates			2011 Estimates
Forecasts as of:	Oct 2009	Apr 2010	Oct 2010	Oct 2009	Apr 2010	Oct 2010
World	3.9%	4.2%	4.8%	4.3%	4.3%	4.2%
Advanced economies	2.1%	2.3%	2.7%	2.4%	2.4%	2.2%
U.S.	2.7%	3.1%	2.6%	2.4%	2.6%	2.3%
Euro area	1.0%	1.0%	1.7%	1.6%	1.5%	1.5%
Japan	1.7%	1.9%	2.8%	2.2%	2.0%	1.5%
U.K.	1.3%	1.3%	1.7%	2.7%	2.5%	1.5%
Emerging and developing economies	6.0%	6.3%	7.1%	6.3%	6.5%	6.4%
China	10.0%	10.0%	10.5%	9.7%	9.9%	9.6%
India	7.7%	8.8%	9.7%	7.8%	8.4%	8.4%

Source: IMF

As shown in the table, over the course of the year the IMF became somewhat more optimistic about the prospects for world GDP growth during 2010, but lowered slightly its overall forecast for 2011.

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Portfolio management review

Delaware Foundation® Funds

However, the table also shows considerable variation across regions and countries during the course of the year. In particular, the IMF became more optimistic about the prospects for some of the developed countries in 2010, while taking a somewhat gloomier view of what may happen in those same countries in 2011.

Moreover, the IMF lowered its projections for the U.S., and has expressed concern about the country’s persistently high unemployment rate and the continuing overhang of real estate.

Portfolio positioning
During most of the first half of the fiscal period, all four Funds were approximately neutral with regard to their strategic policy weights. This positioning, together with strong performance in fixed income and in several of the equity sleeves, helped them to deliver strong returns.

Early in 2010, however, the Asset Allocation Committee (Committee) became increasingly concerned about the worsening economic outlook and the likely volatility of risky asset classes. During the second calendar quarter of 2010, the committee moved all four Funds to a more defensive position. In particular, the Committee chose to reduce the Funds’ weighting in developed market equities outside the United States. This posture helped the Funds to outperform their blended benchmarks during the second quarter of 2010, when the value of many developed currencies was falling against the U.S. dollar. However, the defensive positioning and the underweight in relatively risky assets caused the Funds to lag their blended benchmarks and many peers during the third quarter of 2010, when investor sentiment appeared to turn more positive and the value of the U.S. dollar began to slide.

In response to the market environment, the Committee generally favored diversified equity strategies over more concentrated ones. At the end of the fiscal year, the Funds were generally slightly above their strategic policy weights in U.S. large-cap core and in fixed income strategies, and were neutral or underweight in most other asset classes.

Over the fiscal year ending Sept. 30, 2010, emerging market equities delivered particularly strong performance, while U.S. equities outperformed international developed-market equities. Within both the U.S. and other developed markets, growth equities generally outperformed value equities. Fixed income indices delivered returns which were roughly midway between U.S. equities and developed-market equities.

The Funds’ strategic policy weights reflect a commitment to seeking diversification in terms of both geographies and asset classes. Maintaining exposure to developed-market equities and emerging-market equities caused a drag on performance during the second quarter of 2010, when the U.S. dollar was appreciating. However, the same positions were helpful to returns during the third quarter of 2010, when the U.S. dollar was weakening and non-dollar-denominated assets were generally performing well. (Source: FactSet)

Performance summaries

Delaware Foundation® Equity Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance
Average annual total returns
Through Sept. 30, 2010	1 year	Lifetime
Class A (Est. Aug. 31, 2009)
Excluding sales charge	+10.53%	+14.17%
Including sales charge	+4.19%	+8.09%
Class C (Est. Aug. 31, 2009)
Excluding sales charge	+9.63%	+13.32%
Including sales charge	+8.63%	+13.32%
Class R (Est. Aug. 31, 2009)
Excluding sales charge	+10.23%	+13.89%
Including sales charge	+10.23%	+13.89%
Institutional Class (Est. Aug. 31, 2009)
Excluding sales charge	+10.75%	+14.38%
Including sales charge	+10.75%	+14.38%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 6 through 16.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 28, 2010, through Jan. 28, 2011.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 28, 2010, through Jan. 28, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Diversification may not protect against market risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.95% of the Fund’s average daily net assets from Jan. 28, 2010, through Jan. 28, 2011. Please see the most recent prospectus, and any applicable supplement(s), for additional information on these fee waivers and/or reimbursements.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	31.57%	32.27%	31.87%	31.27%
(without fee waivers)
Net expenses	1.20%	1.95%	1.45%	0.95%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment
Aug. 31, 2009 (Fund’s inception) through Sept. 30, 2010

	Starting value (Aug. 31, 2009)	Ending value (Sept. 30, 2010)
MSCI ACWI Index (gross)	$10,000	$11,397
MSCI ACWI Index (net)	$10,000	$11,338
Delaware Foundation® Equity Fund — Class A shares	$9,425	$10,883

The chart assumes $10,000 invested in the Fund on Aug. 31, 2009, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 6 through 7.

The chart also assumes $10,000 invested in the MSCI ACWI Index as of Aug. 31, 2009.

The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance across developed and emerging markets worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFEAX	245918792
Class C	DFECX	245918784
Class R	DFERX	245918776
Institutional Class	DFEIX	245918768

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Performance summaries

Delaware Foundation® Growth Allocation Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance
Average annual total returns
Through Sept. 30, 2010	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	+10.53%	+2.49%	+2.25%	n/a
Including sales charge	+4.17%	+1.29%	+1.64%	n/a
Class B (Est. Dec. 31, 1997)
Excluding sales charge	+9.71%	+1.72%	+1.64%	n/a
Including sales charge	+5.71%	+1.33%	+1.64%	n/a
Class C (Est. Dec. 31, 1997)
Excluding sales charge	+9.70%	+1.72%	+1.48%	n/a
Including sales charge	+8.70%	+1.72%	+1.48%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+10.36%	+2.22%	n/a	+5.81%
Including sales charge	+10.36%	+2.22%	n/a	+5.81%
Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	+10.84%	+2.74%	+2.51%	n/a
Including sales charge	+10.84%	+2.74%	+2.51%	n/a

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 6 through 16.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 28, 2010, through Jan. 28, 2011.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 28, 2010, through Jan. 28, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.90% of the Fund’s average daily net assets from Jan. 28, 2010, through Jan. 28, 2011. Please see the most recent prospectus, and any applicable supplement(s), for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.83%	2.53%	2.53%	2.13%	1.53%
(without fee waivers)
Net expenses	1.15%	1.90%	1.90%	1.40%	0.90%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment
Sept. 30, 2000, through Sept. 30, 2010

Starting value (Sept. 30, 2000)		Ending value (Sept. 30, 2010)
Delaware Foundation® Growth Allocation Fund — Class A shares	$9,425	$11,774
S&P 500 Index	$10,000	$9,575

The chart assumes $10,000 invested in the Fund on Sept. 30, 2000, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 8 through 10.

The chart also assumes $10,000 invested in the S&P 500 Index as of Sept. 30, 2000.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

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Performance summaries

Delaware Foundation® Growth Allocation Fund

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFGAX	245918883
Class B	DFGDX	245918875
Class C	DFGCX	245918867
Class R	DFGRX	245918826
Institutional Class	DFGIX	245918859

Delaware Foundation® Moderate Allocation Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance
Average annual total returns
Through Sept. 30, 2010	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	+11.06%	+4.16%	+3.59%	n/a
Including sales charge	+4.73%	+2.93%	+2.98%	n/a
Class B (Est. Dec. 31, 1997)
Excluding sales charge	+10.19%	+3.34%	+2.96%	n/a
Including sales charge	+6.19%	+2.95%	+2.96%	n/a
Class C (Est. Dec. 31, 1997)
Excluding sales charge	+10.16%	+3.34%	+2.80%	n/a
Including sales charge	+9.16%	+3.34%	+2.80%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+10.73%	+3.86%	n/a	+5.98%
Including sales charge	+10.73%	+3.86%	n/a	+5.98%
Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	+11.26%	+4.39%	+3.83%	n/a
Including sales charge	+11.26%	+4.39%	+3.83%	n/a

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 6 through 16.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.28% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 28, 2010, through Jan. 28, 2011. As a result of the merger of Delaware Balanced Fund into Delaware Foundation Moderate Allocation Fund, the Board of Trustees has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% (currently waived to 0.25%) rates described above.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

(continues)       11

Performance summaries

Delaware Foundation® Moderate Allocation Fund

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 28, 2010, through Jan. 28, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.90% of the Fund’s average daily net assets from Jan. 28, 2010, through Jan. 28, 2011. Please see the most recent prospectus, and any applicable supplement(s), for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses
(without fee waivers)	1.44%	2.16%	2.16%	1.76%	1.16%
Net expenses
(including fee waivers, if any)	1.13%	1.90%	1.90%	1.40%	0.90%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment
Sept. 30, 2000, through Sept. 30, 2010

Starting value (Sept. 30, 2000)		Ending value (Sept. 30, 2010)
Delaware Foundation® Moderate Allocation Fund — Class A shares	$9,425	$13,408
S&P 500 Index	$10,000	$9,575
Barclays Capital U.S. Aggregate Index	$10,000	$18,615

The chart assumes $10,000 invested in the Fund on Sept. 30, 2000, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 11 through 13.

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index and S&P 500 Index as of Sept. 30, 2000. The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,000 securities that tracks the investment grade domestic bond market.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFBAX	245918503
Class B	DFBBX	245918602
Class C	DFBCX	245918701
Class R	DFBRX	245918834
Institutional Class	DFFIX	245918800

(continues)       13

Performance summaries

Delaware Foundation® Conservative Allocation Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance
Average annual total returns
Through Sept. 30, 2010	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	+10.70%	+5.41%	+4.43%	n/a
Including sales charge	+4.35%	+4.16%	+3.81%	n/a
Class B (Est. Dec. 31, 1997)
Excluding sales charge	+10.48%	+4.76%	+3.80%	n/a
Including sales charge	+6.48%	+4.38%	+3.80%	n/a
Class C (Est. Dec. 31, 1997)
Excluding sales charge	+9.98%	+4.65%	+3.64%	n/a
Including sales charge	+8.98%	+4.65%	+3.64%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+10.39%	+5.15%	n/a	+5.94%
Including sales charge	+10.39%	+5.15%	n/a	+5.94%
Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	+11.02%	+5.69%	+4.71%	n/a
Including sales charge	+11.02%	+5.69%	+4.71%	n/a

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 6 through 16.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 28, 2010, through Jan. 28, 2011.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 28, 2010, through Jan. 28, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.90% of the Fund’s average daily net assets from Jan. 28, 2010, through Jan. 28, 2011. Please see the most recent prospectus, and any applicable supplement(s), for additional information on these fee waivers and/or reimbursements.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses
(without fee waivers)	1.67%	2.37%	2.37%	1.97%	1.37%
Net expenses
(including fee waivers, if any)	1.15%	1.90%	1.90%	1.40%	0.90%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment
Sept. 30, 2000, through Sept. 30, 2010

Starting value (Sept. 30, 2000)		Ending value (Sept. 30, 2010)
Delaware Foundation® Conservative Allocation Fund — Class A shares	$9,425	$14,543
Barclays Capital U.S. Aggregate Index	$10,000	$18,615

The chart assumes $10,000 invested in the Fund on Sept. 30, 2000, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 14 through 16.

The chart also assumes $10,000 invested in the Barclays Capital U.S. Aggregate Index as of Sept. 30, 2000.

The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,000 securities that tracks the investment grade domestic bond market.

(continues)       15

Performance summaries

Delaware Foundation® Conservative Allocation Fund

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFIAX	245918107
Class B	DFIDX	245918206
Class C	DFICX	245918305
Class R	DFIRX	245918818
Institutional Class	DFIIX	245918404

Disclosure of Fund expenses

For the six-month period from April 1, 2010 to September 30, 2010.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2010 to September 30, 2010.

Actual expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Foundation® Equity Fund
Expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/10 to
	4/1/10	9/30/10	Ratio	9/30/10*
Actual Fund Return
Class A	$1,000.00	$1,013.50	1.16%	$5.86
Class C	1,000.00	1,009.40	1.91%	9.62
Class R	1,000.00	1,012.50	1.41%	7.11
Institutional Class	1,000.00	1,014.50	0.91%	4.60
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.16%	$5.87
Class C	1,000.00	1,015.49	1.91%	9.65
Class R	1,000.00	1,018.00	1.41%	7.13
Institutional Class	1,000.00	1,020.51	0.91%	4.61

Delaware Foundation Growth Allocation Fund
Expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/10 to
	4/1/10	9/30/10	Ratio	9/30/10*
Actual Fund return
Class A	$1,000.00	$1,015.10	1.13%	$5.71
Class B	1,000.00	1,011.00	1.88%	9.48
Class C	1,000.00	1,011.00	1.88%	9.48
Class R	1,000.00	1,014.10	1.38%	6.97
Institutional Class	1,000.00	1,016.10	0.88%	4.45
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.40	1.13%	$5.72
Class B	1,000.00	1,015.64	1.88%	9.50
Class C	1,000.00	1,015.64	1.88%	9.50
Class R	1,000.00	1,018.15	1.38%	6.98
Institutional Class	1,000.00	1,020.66	0.88%	4.46

Delaware Foundation® Moderate Allocation Fund
Expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/10 to
	4/1/10	9/30/10	Ratio	9/30/10*
Actual Fund return
Class A	$1,000.00	$1,026.40	1.11%	$5.64
Class B	1,000.00	1,021.70	1.88%	9.53
Class C	1,000.00	1,021.60	1.88%	9.53
Class R	1,000.00	1,024.00	1.38%	7.00
Institutional Class	1,000.00	1,026.60	0.88%	4.47
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.50	1.11%	$5.62
Class B	1,000.00	1,015.64	1.88%	9.50
Class C	1,000.00	1,015.64	1.88%	9.50
Class R	1,000.00	1,018.15	1.38%	6.98
Institutional Class	1,000.00	1,020.66	0.88%	4.46

Delaware Foundation Conservative Allocation Fund
Expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/10 to
	4/1/10	9/30/10	Ratio	9/30/10*
Actual Fund return
Class A	$1,000.00	$1,033.10	1.13%	$5.76
Class B	1,000.00	1,033.80	1.13%	5.76
Class C	1,000.00	1,029.90	1.88%	9.57
Class R	1,000.00	1,031.80	1.38%	7.03
Institutional Class	1,000.00	1,035.40	0.88%	4.49
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.40	1.13%	$5.72
Class B	1,000.00	1,019.40	1.13%	5.72
Class C	1,000.00	1,015.64	1.88%	9.50
Class R	1,000.00	1,018.15	1.38%	6.98
Institutional Class	1,000.00	1,020.66	0.88%	4.46

*“Expenses Paid During Period” are equal to the each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings

Delaware Foundation® Equity Fund
As of September 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Sector	of Net Assets
Common Stock	85.93%
U.S. Markets	47.14%
Consumer Discretionary	5.43%
Consumer Staples	4.29%
Energy	4.49%
Financials	5.68%
Healthcare	6.23%
Industrials	4.19%
Information Technology	12.24%
Materials	1.18%
Telecommunications	2.16%
Utilities	1.25%
Developed Markets	23.28%
Consumer Discretionary	4.37%
Consumer Staples	1.98%
Energy	0.68%
Financials	3.05%
Healthcare	2.18%
Industrials	5.23%
Information Technology	1.55%
Materials	1.93%
Telecommunications	1.91%
Utilities	0.40%
Emerging Markets	15.51%
Consumer Discretionary	0.40%
Consumer Staples	1.33%
Energy	2.47%
Financials	2.70%
Healthcare	0.12%
Industrials	0.62%
Information Technology	3.68%
Materials	1.73%
Telecommunications	1.87%
Utilities	0.59%
Exchange-Traded Fund	8.78%
Discount Note	3.79%
Total Value of Securities	98.50%
Receivables and Other Assets Net of Liabilities	1.50%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
HTC	1.88%
Apple	1.34%
CGI Group Class A	1.03%
QUALCOMM	0.93%
Google Class A	0.91%
Bank of New York Mellon	0.91%
Asahi Glass	0.80%
Lowe’s	0.79%
Visa Class A	0.78%
Vale ADR	0.74%

Security type and top 10 equity holdings

Delaware Foundation® Growth Allocation Fund
As of September 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type	of Net Assets
Common Stock	65.67%
U.S. Markets	39.11%
Consumer Discretionary	4.43%
Consumer Staples	3.56%
Energy	3.73%
Financials	4.67%
Healthcare	5.28%
Industrials	3.48%
Information Technology	10.17%
Materials	0.96%
Telecommunications	1.80%
Utilities	1.03%
Developed Markets	15.88%
Consumer Discretionary	2.99%
Consumer Staples	1.31%
Energy	0.48%
Financials	2.25%
Healthcare	1.51%
Industrials	3.24%
Information Technology	1.07%
Materials	1.43%
Telecommunications	1.33%
Utilities	0.27%
Emerging Markets	10.68%
Consumer Discretionary	0.28%
Consumer Staples	0.94%
Energy	1.90%
Financials	2.07%
Healthcare	0.07%
Industrials	0.40%
Information Technology	1.92%
Materials	1.38%
Telecommunications	1.33%
Utilities	0.39%
Convertible Preferred Stock	0.01%
Exchange-Traded Fund	9.19%
Agency Collateralized Mortgage Obligations	0.43%
Agency Mortgage-Backed Securities	3.40%
Commercial Mortgage-Backed Securities	1.02%
Convertible Bonds	0.52%
Corporate Bonds	13.02%
Banking	1.16%
Basic Industry	1.10%
Brokerage	0.23%
Capital Goods	0.43%
Consumer Cyclical	0.75%
Consumer Non-Cyclical	1.92%
Energy	1.96%
Financials	0.66%
Insurance	0.21%
Media	1.22%
Real Estate	0.19%
Services Non-Cyclical	0.27%
Technology	0.20%
Telecommunications	1.55%
Transportation	0.14%
Utilities	1.03%
Municipal Bond	0.02%
Non-Agency Asset-Backed Securities	0.50%
Non-Agency Collateralized Mortgage Obligations	0.14%
Regional Bonds	0.64%
Senior Secured Loans	0.36%
Sovereign Bonds	1.68%
Supranational Banks	0.34%
U.S. Treasury Obligations	0.12%
Preferred Stock	0.00%
Discount Note	5.13%
Total Value of Securities	102.19%
Liabilities Net of Receivables and other Assets	(2.19%)
Total Net Assets	100.00%

(continues)       21

Security type and top 10 equity holdings

Delaware Foundation® Growth Allocation Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of Net Assets
Apple	1.12%
Bank of New York Mellon	0.77%
Google Class A	0.74%
QUALCOMM	0.74%
CGI Group Class A	0.70%
Visa Class A	0.66%
Lowe’s	0.65%
Vale ADR	0.63%
Medco Health Solutions	0.60%
Procter & Gamble	0.58%

Delaware Foundation® Moderate Allocation Fund
As of September 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type	of Net Assets
Common Stock	47.34%
U.S. Markets	28.33%
Consumer Discretionary	3.21%
Consumer Staples	2.63%
Energy	2.70%
Financials	3.35%
Healthcare	3.83%
Industrials	2.48%
Information Technology	7.38%
Materials	0.68%
Telecommunications	1.33%
Utilities	0.74%
Developed Markets	11.04%
Consumer Discretionary	2.11%
Consumer Staples	0.90%
Energy	0.33%
Financials	1.55%
Healthcare	1.06%
Industrials	2.23%
Information Technology	0.73%
Materials	1.01%
Telecommunications	0.93%
Utilities	0.19%
Emerging Markets	7.97%
Consumer Discretionary	0.23%
Consumer Staples	0.64%
Energy	1.37%
Financials	1.55%
Healthcare	0.03%
Industrials	0.34%
Information Technology	1.44%
Materials	1.01%
Telecommunications	1.00%
Utilities	0.36%
Convertible Preferred Stock	0.02%
Exchange-Traded Fund	8.54%
Agency Asset-Backed Securities	0.03%
Agency Collateralized Mortgage Obligations	0.55%
Agency Mortgage-Backed Securities	5.96%
Commercial Mortgage-Backed Securities	1.78%
Convertible Bonds	0.97%
Corporate Bonds	23.97%
Banking	2.42%
Basic Industry	2.02%
Brokerage	0.66%
Capital Goods	0.91%
Consumer Cyclical	1.36%
Consumer Non-Cyclical	3.50%
Energy	3.44%
Financials	0.77%
Insurance	0.37%
Media	2.23%
Real Estate	0.43%
Services Non-Cyclical	0.52%
Technology	0.26%
Telecommunications	2.51%
Transportation	0.46%
Utilities	2.11%
Municipal Bonds	0.14%
Non-Agency Asset-Backed Securities	1.60%
Non-Agency Collateralized Mortgage Obligations	0.46%
Regional Bonds	1.08%
Senior Secured Loans	0.95%
Sovereign Bonds	3.43%
Supranational Banks	0.63%
U.S. Treasury Obligations	0.53%
Preferred Stock	0.04%
Discount Note	6.54%
Total Value of Securities	104.56%
Liabilities Net of Receivables and Other Assets	(4.56%)
Total Net Assets	100.00%

(continues)       23

Security type and top 10 equity holdings

Delaware Foundation®Moderate Allocation Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Apple	0.79%
Bank of New York Mellon	0.56%
Google Class A	0.54%
QUALCOMM	0.54%
CGI Group Class A	0.48%
Lowe’s	0.48%
Visa Class A	0.48%
Vale ADR	0.46%
Medco Health Solutions	0.44%
Intuit	0.42%

Delaware Foundation® Conservative Allocation Fund
As of September 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type	of Net Assets
Common Stock	31.49%
U.S. Markets	18.65%
Consumer Discretionary	2.13%
Consumer Staples	1.71%
Energy	1.78%
Financials	2.22%
Healthcare	2.53%
Industrials	1.62%
Information Technology	4.84%
Materials	0.45%
Telecommunications	0.87%
Utilities	0.50%
Developed Markets	7.56%
Consumer Discretionary	1.44%
Consumer Staples	0.63%
Energy	0.22%
Financials	1.07%
Healthcare	0.72%
Industrials	1.52%
Information Technology	0.51%
Materials	0.68%
Telecommunications	0.64%
Utilities	0.13%
Emerging Markets	5.28%
Consumer Discretionary	0.14%
Consumer Staples	0.46%
Energy	0.92%
Financials	1.04%
Healthcare	0.04%
Industrials	0.21%
Information Technology	0.94%
Materials	0.66%
Telecommunications	0.66%
Utilities	0.21%
Convertible Preferred Stock	0.03%
Exchange-Traded Fund	5.74%
Agency Collateralized Mortgage Obligations	0.70%
Agency Mortgage-Backed Securities	8.72%
Commercial Mortgage-Backed Securities	2.66%
Convertible Bonds	1.19%
Corporate Bonds	34.02%
Banking	3.18%
Basic Industry	2.67%
Brokerage	0.81%
Capital Goods	1.06%
Consumer Cyclical	1.84%
Consumer Non-Cyclical	4.81%
Energy	5.04%
Financials	1.61%
Insurance	0.50%
Media	3.56%
Real Estate	0.53%
Services Non-Cyclical	0.70%
Technology	0.55%
Telecommunications	3.95%
Transportation	0.39%
Utilities	2.82%
Municipal Bond	0.05%
Non-Agency Asset-Backed Securities	2.03%
Non-Agency Collateralized Mortgage Obligations	0.38%
Regional Bonds	1.39%
Senior Secured Loans	1.02%
Sovereign Bonds	5.12%
Supranational Banks	0.82%
U.S. Treasury Obligations	1.38%
Preferred Stock	0.03%
Discount Note	9.24%
Total Value of Securities	106.01%
Liabilities Net of Receivables and Other Assets	(6.01%)
Total Net Assets	100.00%

(continues)       25

Security type and top 10 equity holdings

Delaware Foundation® Conservative Allocation Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Apple	0.52%
Bank of New York Mellon	0.37%
QUALCOMM	0.37%
Google Class A	0.36%
CGI Group Class A	0.33%
Lowe’s	0.32%
Visa Class A	0.31%
Vale ADR	0.29%
Medco Health Solutions	0.29%
EOG Resources	0.27%

Statements of net assets

Delaware Foundation® Equity Fund
September 30, 2010

		Number of	Value
		Shares	(U.S. $)
Common Stock – 85.93%
U.S. Markets – 47.14%
Consumer Discretionary – 5.43%
†	AFC Enterprises	47	$583
†	Apollo Group Class A	90	4,622
†	Bally Technologies	15	524
	Big 5 Sporting Goods	31	416
†	Buffalo Wild Wings	15	718
†	Carmike Cinemas	29	253
†	CEC Entertainment	11	378
†	Citi Trends	14	339
†	Collective Brands	24	387
	Comcast Class A	246	4,448
	Cooper Tire & Rubber	25	491
†	DSW Class A	21	603
†	Ford Motor	101	1,236
†	G-III Apparel Group	23	722
	Guess	39	1,585
†	Gymboree	13	540
†	Iconix Brand Group	35	613
†	Jack in the Box	18	386
	Jarden	51	1,588
†	Jo-Ann Stores	15	668
	Jones Apparel Group	29	570
†	Jos. A Bank Clothiers	11	469
†	Kohl’s	29	1,528
†	Lincoln Educational Services	22	317
	Lowe’s	450	10,030
	Macy’s	49	1,131
	McDonald’s	42	3,129
	Meredith	40	1,332
	National CineMedia	25	448
	NIKE Class B	85	6,812
	Nordstrom	48	1,786
	†Perry Ellis International	24	524
	Phillips-Van Heusen	38	2,286
†	Prestige Brands Holdings	51	504
†	Shuffle Master	53	446
	Staples	276	5,774
	Starbucks	61	1,560
†	Steven Madden	15	616
	Tanger Factory Outlet Centers	16	754
	Target	13	695
†	Tenneco	22	637
	Time Warner Cable	33	1,782
†	Ulta Salon Cosmetics & Fragrance	21	613
	Viacom Class B	60	2,171
	Wal-Mart Stores	18	963
†	WMS Industries	24	914
			68,891
	Consumer Staples – 4.29%
	Archer-Daniels-Midland	244	7,787
	Bunge	61	3,609
	Casey’s General Stores	15	626
	Coca-Cola	11	644
	Colgate-Palmolive	30	2,306
	CVS Caremark	232	7,301
	J&J Snack Foods	13	545
	Kimberly-Clark	90	5,855
	Kraft Foods Class A	146	4,506
	PepsiCo	45	2,990
	Procter & Gamble	141	8,455
	Safeway	226	4,782
†	Susser Holdings	50	700
	Walgreen	129	4,322
			54,428
Energy – 4.49%
	Berry Petroleum Class A	21	666
†	Bristow Group	15	541
†	Carrizo Oil & Gas	23	551
	Chevron	98	7,943
	ConocoPhillips	114	6,547
	EOG Resources	95	8,832
	EQT	17	613
	Exxon Mobil	99	6,117
†	Key Energy Services	53	504
	Lufkin Industries	20	878
	Marathon Oil	160	5,296
	National Oilwell Varco	138	6,137
	Occidental Petroleum	36	2,819
	Penn Virginia	21	337
†	Pioneer Drilling	71	453
†	Rosetta Resources	25	587
	Schlumberger	41	2,526
†	Swift Energy	17	477
†	Willbros Group	39	358
	Williams	249	4,758
			56,940
Financials – 5.68%
	AFLAC	29	1,500
	Allstate	150	4,733
	American Equity Investment Life Holding	49	502
	American Express	26	1,093
	AmTrust Financial Services	27	392
	Apollo Investment	55	563
	Bank of America	243	3,186
	Bank of New York Mellon	440	11,496
	BioMed Realty Trust	34	609
	Boston Private Financial Holdings	77	504
	Capital One Financial	26	1,028
	City Holding	15	460
	CME Group	21	5,469
	Delphi Financial Group	21	525
	Dime Community Bancshares	47	651

(continues)       27

Statements of net assets
Delaware Foundation® Equity Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	DuPont Fabros Technology	21	$528
	EastGroup Properties	15	561
	Entertainment Properties Trust	14	605
	First Mercury Financial	42	423
	Flushing Financial	35	405
	GFI Group	85	394
@	Harleysville Group	15	492
	Home Properties	13	688
	Host Hotels & Resorts	79	1,144
@	Independent Bank	16	360
†	IntercontinentalExchange	66	6,911
	JPMorgan Chase	88	3,350
	Marsh & McLennan	200	4,824
†	optionsXpress Holdings	35	538
	Park National	7	448
†	Piper Jaffray	15	437
†	ProAssurance	10	576
	Prosperity Bancshares	16	520
	Provident Financial Services	38	470
	Prudential Financial	36	1,950
	Sovran Self Storage	16	606
	TCF Financial	46	745
†	Texas Capital Bancshares	25	432
	Torchmark	31	1,647
	Travelers	118	6,148
	Trustmark	25	544
	Webster Financial	25	439
	Wells Fargo	122	3,066
			71,962
Healthcare – 6.23%
	Abbott Laboratories	34	1,776
†	Acorda Therapeutics	12	396
†	Air Methods	8	333
†	Align Technology	39	764
†	Alkermes	39	571
	Allergan	123	8,183
†	Amgen	36	1,984
†	AMN Healthcare Services	61	314
	Baxter International	103	4,914
	Cardinal Health	140	4,626
†	Catalyst Health Solutions	15	528
†	Celera	53	357
†	Celgene	17	979
†	Conmed	27	605
†	CryoLife	52	316
†	Express Scripts	41	1,997
†	Gen-Probe	20	969
†	Gilead Sciences	43	1,531
†	Inspire Pharmaceuticals	71	422
	Johnson & Johnson	88	5,452
†	Martek Biosciences	17	385
†	Medco Health Solutions	173	9,006
	Merck	215	7,914
†	Merit Medical Systems	33	524
†	ONYX Pharmaceuticals	23	607
	Perrigo	29	1,862
	Pfizer	511	8,774
†	PharMerica	32	305
	Quest Diagnostics	97	4,896
†	Quidel	36	396
†	Regeneron Pharmaceuticals	24	658
†	SonoSite	20	670
†	Sun Healthcare Group	61	517
†	Thermo Fisher Scientific	27	1,293
	UnitedHealth Group	86	3,019
†	Vertex Pharmaceuticals	18	622
	West Pharmaceutical Services	15	515
			78,980
Industrials – 4.19%
	AAON	20	470
	Acuity Brands	15	664
†	Alaska Air Group	39	1,990
	Applied Industrial Technologies	22	673
	Barnes Group	25	440
	Caterpillar	20	1,574
†	Chart Industries	25	509
†	Columbus McKinnon	28	465
†	CRA International	13	235
	Cummins	8	725
	Deere	19	1,326
	Ducommun	18	392
	ESCO Technologies	14	466
†	Esterline Technologies	13	744
	Expeditors International Washington	121	5,594
	Fluor	25	1,238
	General Electric	186	3,023
†	Gibraltar Industries	50	449
	Granite Construction	11	250
	Honeywell International	44	1,933
†	Hub Group Class A	23	673
†	Kadant	21	397
†	Kforce	35	480
	Koppers Holdings	23	618
	Lincoln Electric Holdings	23	1,330
	Lockheed Martin	9	642
	Manpower	23	1,201
	McGrath RentCorp	12	287
†	Metalico	121	463
†	MYR Group/Delaware	28	459
	Norfolk Southern	34	2,023
	Northrop Grumman	94	5,699
	Republic Services	30	915

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Industrials (continued)
	Rockwell Collins	16	$932
	Roper Industries	15	978
†	Tetra Tech	20	419
†	Titan Machinery	29	473
†	Tutor Perini	18	362
	Union Pacific	25	2,045
†	United Stationers	12	642
	United Technologies	44	3,134
†	URS	21	798
	US Ecology	24	384
	Waste Management	128	4,575
			53,089
Information Technology – 12.24%
†	Adobe Systems	208	5,439
†	Amkor Technology	73	480
†	Anixter International	11	594
†	Apple	60	17,025
†	Applied Micro Circuits	41	410
†	Atheros Communications	20	527
†	Cisco Systems	153	3,351
†	EMC/Masachusetts	121	2,458
	Expedia	31	875
†	FARO Technologies	25	545
†	Google Class A	22	11,567
	Hewlett-Packard	77	3,239
	iGate	28	508
	Intel	361	6,942
	International Business Machines	43	5,768
†	Intuit	195	8,543
†	IPG Photonics	21	507
†	IXYS	51	487
†	j2 Global Communications	23	547
†	JDA Software Group	22	558
†	Lawson Software	77	652
†	Liquidity Services	29	464
†	LogMeIn	9	324
	MasterCard Class A	30	6,720
†	MEMC Electronic Materials	137	1,633
	Microsoft	187	4,580
†	Motorola	551	4,700
†	NetApp	38	1,892
†	NETGEAR	25	675
	NIC	55	456
†	Nuance Communications	50	782
†	ON Semiconductor	78	562
†	priceline.com	24	8,360
†	Progress Software	16	530
	QUALCOMM	261	11,776
	Quality Systems	11	729
†	QuinStreet	25	376
†	Rackspace Hosting	22	572
†	Radiant Systems	30	513
†	RightNow Technologies	26	512
†	Rofin-Sinar Technologies	20	508
†	SAVVIS	26	548
†	Semtech	23	464
†	SolarWinds	28	483
†	SS&C Technologies Holdings	29	458
†	Symantec	95	1,441
†	Synaptics	16	450
†	Tekelec	38	492
†	TeleTech Holdings	27	401
†	Teradata	143	5,514
†	ValueClick	48	628
†	VeriSign	204	6,475
†	ViaSat	13	534
	Visa Class A	133	9,877
†	Vocus	28	517
	Xerox	452	4,678
†	Yahoo	322	4,563
			155,209
Materials – 1.18%
	Alcoa	68	823
	Cliffs Natural Resources	17	1,087
	Dow Chemical	59	1,620
	duPont (E.I.) deNemours	114	5,087
†	KapStone Paper & Packaging	45	546
†	Owens-Illinois	46	1,291
	Rock-Tenn Class A	13	648
†	Rockwood Holdings	18	566
	Schulman (A.)	21	423
	Silgan Holdings	16	507
	Temple-Inland	47	877
	United States Steel	34	1,491
			14,966
Telecommunications – 2.16%
	Alaska Communications Systems Group	39	396
†	Arris Group	39	381
	AT&T	258	7,379
	Atlantic Tele-Network	4	197
†	Crown Castle International	193	8,520
†	Knology	32	430
	NTELOS Holdings	25	423
	Plantronics	16	540
†	Polycom	99	2,701
	Qwest Communications International	263	1,649
	Verizon Communications	147	4,791
			27,407

(continues)       29

Statements of net assets
Delaware Foundation® Equity Fund

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Utilities – 1.25%
American Electric Power	64	$2,319
Cleco	17	504
Edison International	131	4,505
MDU Resources Group	49	978
NorthWestern	17	485
† NRG Energy	65	1,353
Otter Tail	15	306
Progress Energy	107	4,752
UIL Holdings	12	338
UNITIL	15	329
		15,869
Total U.S. Markets
(cost $538,030)		597,741
§Developed Markets – 23.28%
Consumer Discretionary – 4.37%
Autoliv	57	3,724
Bayerische Motoren Werke	132	9,255
Don Quijote	200	4,967
Esprit Holdings	517	2,805
PPR	23	3,724
Publicis Groupe	73	3,467
Round One	300	1,096
Techtronic Industries	6,500	6,392
Toyota Motor	200	7,184
Vivendi	266	7,271
Yue Yuen Industrial Holdings	1,500	5,558
		55,443
Consumer Staples – 1.98%
Coca-Cola Amatil	507	5,871
Greggs	700	5,231
Metro	107	6,992
Parmalat	2,729	7,002
		25,096
Energy – 0.68%
† Nabors Industries	55	993
Noble	29	980
Total	130	6,700
		8,673
Financials – 3.05%
Alterra Capital Holdings	22	438
Aspen Insurance Holdings	30	908
AXA	182	3,182
Banco Santander	613	7,786
Franshion Properties China	2,000	593
Mitsubishi UFJ Financial Group	1,200	5,593
Nordea Bank	564	5,875
Standard Chartered	242	6,945
UniCredit	2,907	7,422
		38,742
Healthcare – 2.18%
† Eurand	58	571
Meda Class A	863	6,889
Novartis	126	7,227
Novo Nordisk ADR	63	6,202
Sanofi-Aventis	102	6,797
		27,686
Industrials – 5.23%
Alstom	128	6,530
Asahi Glass	1,000	10,195
Cie de Saint-Gobain	114	5,071
Deutsche Post	356	6,489
Finmeccanica	610	7,247
ITOCHU	702	6,426
Koninklijke Philips Electronics	102	3,206
Singapore Airlines ADR	212	5,261
Teleperformance	283	8,063
Tianjin Development Holdings	2,000	1,547
Vallourec	63	6,259
		66,294
Information Technology – 1.55%
Accenture Class A	26	1,105
† CGI Group Class A	870	13,098
Nokia	499	5,014
† SMART Technologies Class A	30	407
		19,624
Materials – 1.93%
Agrium	47	3,525
Alumina ADR	92	644
ArcelorMittal	106	3,491
Lafarge	89	5,096
Rexam	1,309	6,315
Syngenta ADR	108	5,377
		24,448
Telecommunications – 1.91%
China Mobile ADR	72	3,681
China Unicom Hong Kong ADR	124	1,805
Philippine Long Distance Telephone ADR	16	958
Telefonica	309	7,652
TELUS	144	6,399
Vodafone Group	1,502	3,707
		24,202
Utilities – 0.40%
National Grid	592	5,026
		5,026
Total Developed Markets
(cost $278,871)		295,234

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
XEmerging Markets – 15.51%
Consumer Discretionary – 0.40%
†	Focus Media Holding ADR	46	$1,118
	Grupo Televisa ADR	76	1,438
	Santos Brasil Participacoes	100	1,075
†	Turk Sise ve Cam Fabrikalari	490	874
	Wal-Mart de Mexico Series V	241	606
			5,111
Consumer Staples – 1.33%
	Brazil Foods ADR	96	1,491
	Chaoda Modern Agriculture Holdings	8,000	6,630
@	Cresud ADR	98	1,572
	Fomento Economico Mexicano ADR	19	964
	KT&G	18	1,073
	Lotte Chilsung Beverage	2	1,351
	Lotte Confectionery	1	1,173
	Tingyi Cayman Islands Holding	139	383
	Tsingtao Brewery	71	409
	Wimm-Bill-Dann Foods ADR	80	1,810
			16,856
Energy – 2.47%
	China Petroleum & Chemical ADR	6	530
	CNOOC	4,000	7,754
	CNOOC ADR	2	389
	Gazprom ADR	126	2,645
	LUKOIL ADR	16	907
	PetroChina ADR	13	1,513
	Petroleo Brasileiro SA ADR	154	5,586
	Petroleo Brasileiro SP ADR	162	5,317
	Polski Koncern Naftowy Orlen	59	812
	PTT	107	1,044
@	PTT Exploration & Production	100	507
#	Reliance Industries 144A GDR	38	1,695
	Rosneft Oil GDR	178	1,187
	Sasol ADR	31	1,388
			31,274
Financials – 2.70%
	ABSA Group	37	711
	Akbank	110	673
	Banco Bradesco ADR	66	1,345
	Banco do Brasil	100	1,883
	Banco Santander Brasil ADR	200	2,754
	Bangkok Bank	171	879
	Bank of China	3,000	1,574
	China Construction Bank	1,570	1,376
	Credicorp	11	1,253
	Cyrela Brazil Realty	67	944
	Fubon Financial Holding	1,050	1,294
@	Hong Leong Bank	300	885
	Industrial & Commercial Bank of China	1,800	1,341
@	IRSA Inversiones y Representaciones ADR	43	636
	KB Financial Group ADR	77	3,301
	KLCC Property Holdings	600	643
	Malayan Banking	536	1,528
	OTP Bank	18	473
	Powszechny Zaklad Ubezpieczen	15	2,116
	Samsung Life Insurance	10	912
@	Sberbank	1,038	2,912
	Shanghai Forte Land	2,000	598
	Standard Bank Group	83	1,322
	Turkiye Is Bankasi Class C	138	587
†	UEM Land Holdings	1,750	1,327
	VTB Bank GDR	161	927
			34,194
Healthcare – 0.12%
†	Hypermarcas	100	1,533
			1,533
Industrials – 0.62%
	All America Latina Logistica	100	1,019
†	Empresas ADR	73	710
	Fosun International	1,252	996
	Guangshen Railway ADR	53	984
†	Hollysys Automation Technologies	71	794
	LG Electronics	17	1,433
	Siam Cement NVDR	100	1,097
	United Tractors	357	818
			7,851
Information Technology – 3.68%
†	AsiaInfo-Linkage	53	1,046
	Hon Hai Precision Industry	336	1,265
	HTC	1,050	23,860
	LG Display ADR	37	645
	Samsung Electronics	5	3,407
†	Shanda Games ADR	109	584
†	Shanda Interactive Entertainment ADR	53	2,075
†	Sina	21	1,062
†	Sohu.com	160	9,219
	Taiwan Semiconductor
	Manufacturing ADR	218	2,211
	United Microelectronics ADR	3,000	1,332
			46,706
Materials – 1.73%
	Anglo Platinum	12	1,138
	ArcelorMittal South Africa	106	1,252
	Braskem ADR	72	1,478
	Cemex ADR	259	2,198
	Cia de Minas Buenaventura ADR	22	994
†	Fibria Celulose ADR	92	1,591
	Impala Platinum Holdings	32	826
	Israel Chemicals	51	719

(continues)       31

Statements of net assets
Delaware Foundation® Equity Fund

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Materials (continued)
MMC Norilsk Nickel ADR	41	$699
POSCO ADR	14	1,596
Vale ADR	300	9,382
		21,873
Telecommunications – 1.87%
America Movil ADR	15	800
Chunghwa Telecom ADR	296	6,636
† Foxconn International Holdings	1,000	735
KT ADR	89	1,821
LG Uplus	161	1,041
MTN Group	111	2,007
SK Telecom ADR	211	3,686
Turkcell Iletisim Hizmet ADR	141	2,363
Vivo Participacoes ADR	36	978
Vodacom Group	362	3,597
		23,664
Utilities – 0.59%
Centrais Eletricas Brasileiras ADR	200	2,570
Datang International Power Generation	1,656	692
Huadian Power International	2,000	500
Huaneng Power International ADR	74	1,832
Light	100	1,277
Polska Grupa Energetyczna	81	655
		7,526
Total Emerging Markets
(cost $165,485)		196,588
Total Common Stock
(cost $982,386)		1,089,563

Exchange-Traded Fund – 8.78%
Equity Fund – 8.78%
iShares MSCI EAFE Growth Index	1,965	111,396
Total Exchange-Traded Fund
(cost $101,579)		111,396
	Principal
	Amount (U.S. $)
≠Discount Note – 3.79%
Federal Home Loan Bank
0.007% 10/1/10	$48,000	48,000
Total Discount Note
(cost $48,000)		48,000
Total Value of Securities – 98.50%
(cost $1,131,965)		1,248,959
Receivables and Other Assets
Net of Liabilities – 1.50%		19,041
Net Assets Applicable to 129,737
Shares Outstanding – 100.00%		$1,268,000

Net Asset Value – Delaware Foundation Equity Fund
Class A ($115,869 / 11,873 Shares)		$9.76
Net Asset Value – Delaware Foundation Equity Fund
Class C ($6,031 / 622.3 Shares)		$9.69
Net Asset Value – Delaware Foundation Equity Fund
Class R ($5,788 / 594 Shares)		$9.74
Net Asset Value – Delaware Foundation Equity Fund
Institutional Class ($1,140,312 / 116,648 Shares)		$9.78

Components of Net Assets at September 30, 2010:
Shares of beneficial interest
(unlimited authorization – no par)		$1,108,133
Undistributed net investment income		10,656
Accumulated net realized gain on investments		31,449
Net unrealized appreciation of investments and
foreign currencies		117,762
Total net assets		$1,268,000

†	Non income producing security.
≠	Illiquid security. At September 30, 2010, the aggregate amount of illiquid securities was $7,364, which represented 0.58% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
@	The rate shown is the effective yield at the time of purchase.
#
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2010, the aggregate amount of Rule 144A securities was $1,695, which represented 0.13% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

§	Developed Market – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Market – developing countries with relatively low per capita income, often with above-average economic growth potential but more risk.

Summary of Abbreviations:
ADR — American Depositary Receipts
EUR — European Monetary Unit
GDR — Global Depositary Receipts
MNB — Mellon National Bank
NVDR — Non Voting Depositary Receipts
USD — United States Dollar

Net Asset Value and Offering Price Per Share –
Delaware Foundation Equity Fund
Net asset value Class A (A)	$9.76
Sales charge (5.75% of offering price) (B)	0.60
Offering price	$10.36

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

1 The following foreign currency exchange contract was outstanding at September 30, 2010:

Foreign Currency Exchange Contract
	Contracts to		Settlement	Unrealized
Counterparty	Receive	In Exchange For	Date	Appreciation
MNB	EUR 1,614	USD (1,707)	10/1/10	$493

The use of foreign currency exchange contracts involve elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Fund’s net assets.

1 See Note 9 in “Notes to Financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

(continues)       33

Statements of net assets

Delaware Foundation® Growth Allocation Fund
September 30, 2010

		Number of	Value
		Shares	(U.S. $)
Common Stock – 65.67%
U.S. Markets – 39.11%
Consumer Discretionary – 4.43%
†	AFC Enterprises	2,435	$30,194
†	Apollo Group Class A	5,100	261,885
†	Bally Technologies	805	28,135
	Big 5 Sporting Goods	1,615	21,673
†	Buffalo Wild Wings	760	36,396
†	Carmike Cinemas	1,495	13,036
†	CEC Entertainment	595	20,426
†	Citi Trends	760	18,400
†	Collective Brands	1,170	18,884
	Comcast Class A	13,900	251,312
	Cooper Tire & Rubber	1,300	25,519
†	DIRECTV Class A	200	8,326
†	DSW Class A	1,090	31,283
†	Ford Motor	5,480	67,075
†	G-III Apparel Group	1,130	35,459
	Guess	2,140	86,948
†	Gymboree	720	29,909
†	Iconix Brand Group	1,870	32,725
†	Jack in the Box	940	20,154
	Jarden	2,490	77,514
†	Jo-Ann Stores	795	35,417
	Jones Apparel Group	1,595	31,326
†	Jos. A Bank Clothiers	552	23,521
†	Kohl’s	1,630	85,868
†	Lincoln Educational Services	1,170	16,860
	Lowe’s	24,600	548,333
	Macy’s	2,670	61,650
	McDonald’s	2,230	166,157
	Meredith	2,250	74,948
	†Mobile Mini	190	2,915
	National CineMedia	1,380	24,702
	NIKE Class B	4,500	360,630
	Nordstrom	2,740	101,928
†	Perry Ellis International	1,265	27,640
	Phillips-Van Heusen	2,020	121,523
†	Prestige Brands Holdings	2,765	27,346
†	Shuffle Master	2,885	24,263
	Staples	15,500	324,260
	Starbucks	3,270	83,647
†	Steven Madden	815	33,464
	Tanger Factory Outlet Centers	815	38,419
	Target	670	35,805
†	Tenneco	1,215	35,199
	Time Warner Cable	1,830	98,802
†	Ulta Salon Cosmetics & Fragrance	1,010	29,492
	Viacom Class B	3,470	125,579
	Wal-Mart Stores	960	51,379
†	WMS Industries	1,320	50,252
			3,756,578
Consumer Staples – 3.56%
	Archer-Daniels-Midland	12,600	402,192
	Bunge	3,225	190,791
	Casey’s General Stores	745	31,104
	Coca-Cola	650	38,038
	Colgate-Palmolive	1,660	127,588
	CVS Caremark	12,960	407,851
	J&J Snack Foods	655	27,464
	Kimberly-Clark	4,720	307,036
	Kraft Foods Class A	8,200	253,052
	PepsiCo	2,540	168,758
	Procter & Gamble	8,170	489,955
	Safeway	13,000	275,080
†	Susser Holdings	2,780	38,920
	Walgreen	7,700	257,950
			3,015,779
Energy – 3.73%
	Berry Petroleum Class A	1,105	35,062
†	Bristow Group	790	28,503
†	Carrizo Oil & Gas	1,230	29,446
	Chevron	5,610	454,690
	ConocoPhillips	6,610	379,612
	EOG Resources	5,130	476,935
	EQT	950	34,257
	Exxon Mobil	5,710	352,821
†	Key Energy Services	2,790	26,533
	Lufkin Industries	1,100	48,290
	Marathon Oil	9,130	302,203
	National Oilwell Varco	7,500	333,525
	Occidental Petroleum	1,970	154,251
	Penn Virginia	1,090	17,484
†	Pioneer Drilling	3,540	22,585
†	Rosetta Resources	1,365	32,064
	Schlumberger	2,259	139,177
†	Swift Energy	905	25,412
†	Willbros Group	2,050	18,799
	Williams	12,900	246,519
			3,158,168
Financials – 4.67%
	AFLAC	1,630	84,287
	Allstate	8,500	268,175
	American Equity Investment
	Life Holding	2,660	27,238
	American Express	1,390	58,422
	AmTrust Financial Services	1,460	21,199
	Apollo Investment	2,930	29,974
	Bank of America	13,360	175,150
	Bank of New York Mellon	25,010	653,512
	BioMed Realty Trust	1,820	32,614
	Boston Private Financial Holdings	4,140	27,076
	Capital One Financial	1,440	56,952
	City Holding	805	24,689
	CME Group	1,150	299,518
	Delphi Financial Group	1,160	28,988
	Dime Community Bancshares	2,525	34,971

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	DuPont Fabros Technology	1,125	$28,294
	EastGroup Properties	785	29,343
	Entertainment Properties Trust	790	34,112
	First Mercury Financial	2,225	22,428
	Flushing Financial	1,865	21,559
	GFI Group	4,280	19,859
@	Harleysville Group	825	27,052
	Home Properties	690	36,501
	Host Hotels & Resorts	4,625	66,970
@	Independent Bank	825	18,579
†	IntercontinentalExchange	3,760	393,748
	JPMorgan Chase	4,890	186,162
	Marsh & McLennan	9,200	221,904
†	optionsXpress Holdings	1,875	28,800
	Park National	345	22,094
†	Piper Jaffray	785	22,867
†	ProAssurance	520	29,947
	Prosperity Bancshares	920	29,872
	Provident Financial Services	2,065	25,523
	Prudential Financial	2,050	111,069
	Sovran Self Storage	865	32,784
	TCF Financial	2,490	40,313
†	Texas Capital Bancshares	1,310	22,624
	Torchmark	1,820	96,715
	Travelers	6,630	345,423
	Trustmark	1,280	27,827
	Webster Financial	1,375	24,145
	Wells Fargo	6,700	168,371
			3,957,650
Healthcare – 5.28%
	Abbott Laboratories	1,960	102,390
†	Acorda Therapeutics	630	20,803
†	Air Methods	445	18,503
†	Align Technology	2,080	40,726
†	Alkermes	2,045	29,959
	Allergan	6,950	462,383
†	Alliance HealthCare Services	1,022	4,681
†	Amgen	2,080	114,629
†	AMN Healthcare Services	3,225	16,577
	Baxter International	5,700	271,947
	Cardinal Health	8,000	264,320
†	Catalyst Health Solutions	815	28,696
†	Celera	2,840	19,142
†	Celgene	970	55,882
†	Conmed	1,480	33,167
†	CryoLife	2,725	16,541
†	Express Scripts	2,240	109,088
†	Gen-Probe	1,180	57,183
†	Gilead Sciences	2,420	86,176
†	Inspire Pharmaceuticals	3,750	22,313
	Johnson & Johnson	5,040	312,278
†	Martek Biosciences	955	21,612
†	Medco Health Solutions	9,700	504,981
	Merck	12,010	442,088
†	Merit Medical Systems	1,730	27,490
†	ONYX Pharmaceuticals	1,220	32,184
	Perrigo	2,800	179,816
	Pfizer	28,177	483,790
†	PharMerica	875	8,339
	Quest Diagnostics	5,500	277,585
†	Quidel	1,875	20,606
†	Regeneron Pharmaceuticals	1,255	34,387
†	SonoSite	1,010	33,845
†	Sun Healthcare Group	3,300	27,951
†	Thermo Fisher Scientific	1,480	70,862
	UnitedHealth Group	4,690	164,666
†	Vertex Pharmaceuticals	1,010	34,916
	West Pharmaceutical Services	760	26,076
			4,478,578
Industrials – 3.48%
	AAON	1,000	23,520
	Acuity Brands	770	34,065
†	Alaska Air Group	2,100	107,163
	Applied Industrial Technologies	1,170	35,802
	Barnes Group	1,385	24,362
	Caterpillar	1,090	85,761
†	Chart Industries	1,335	27,181
†	Columbus McKinnon	1,620	26,876
†	CRA International	675	12,184
	Cummins	460	41,667
	Deere	990	69,082
	Ducommun	935	20,364
	ESCO Technologies	665	22,118
†	Esterline Technologies	635	36,341
	Expeditors International
	Washington	7,100	328,233
	Fluor	1,400	69,342
	General Electric	10,200	165,750
†	Gibraltar Industries	2,490	22,360
	Granite Construction	565	12,848
	Honeywell International	2,500	109,850
†	Hub Group Class A	1,255	36,721
†	Kadant	1,025	19,383
†	Kforce	2,055	28,195
	Koppers Holdings	1,135	30,497
	Lincoln Electric Holdings	1,270	73,431
	Lockheed Martin	510	36,353
	Manpower	1,250	65,250
	McGrath RentCorp	615	14,729
†	Metalico	6,070	23,248
†	MYR Group/Delaware	1,470	24,093
	Norfolk Southern	1,910	113,664
	Northrop Grumman	5,260	318,914
	Republic Services	1,730	52,748
(continues)       35

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Industrials (continued)
	Rockwell Collins	880	$51,260
	Roper Industries	830	54,099
†	Tetra Tech	1,035	21,704
†	Titan Machinery	1,450	23,635
	Towers Watson Class A	200	9,836
†	Tutor Perini	960	19,286
	Union Pacific	1,420	116,156
†	United Stationers	645	34,514
	United Technologies	2,400	170,952
†	URS	1,180	44,816
	US Ecology	1,340	21,440
	Waste Management	7,500	268,050
			2,947,843
Information Technology – 10.17%
†	Adobe Systems	11,700	305,955
†	Amkor Technology	3,830	25,163
†	Anixter International	585	31,584
†	Apple	3,340	947,720
†	Applied Micro Circuits	2,110	21,100
†	Atheros Communications	1,025	27,009
†	Cisco Systems	8,880	194,472
†	EMC/Masachusetts	6,650	135,062
	Expedia	1,680	47,393
†	FARO Technologies	1,365	29,771
†	Google Class A	1,200	630,947
	Hewlett-Packard	4,260	179,218
	iGate	1,515	27,482
	Intel	20,130	387,100
	International Business Machines	2,570	344,740
†	Intuit	11,100	486,290
†	IPG Photonics	1,080	26,071
†	IXYS	2,685	25,642
†	j2 Global Communications	1,240	29,500
†	JDA Software Group	1,170	29,671
†	Lawson Software	4,175	35,362
†	Liquidity Services	1,555	24,896
†	LogMeIn	350	12,593
	MasterCard Class A	1,725	386,400
†	MEMC Electronic Materials	6,100	72,712
	Microsoft	10,630	260,329
†	Motorola	31,200	266,136
†	NetAPP	1,960	97,588
†	NETGEAR	1,315	35,518
	NIC	2,930	24,290
†	Nuance Communications	2,850	44,574
†	ON Semiconductor	4,590	33,094
†	priceline.com	1,350	470,259
†	Progress Software	790	26,149
	QUALCOMM	13,950	629,423
	Quality Systems	575	38,128
†	QuinStreet	1,385	20,817
†	Rackspace Hosting	1,180	30,656
†	Radiant Systems	1,520	25,992
†	RightNow Technologies	1,420	27,974
†	Rofin-Sinar Technologies	1,025	26,015
†	SAVVIS	1,420	29,934
†	Semtech	1,280	25,843
†	SolarWinds	1,460	25,200
†	SS&C Technologies Holdings	1,410	22,278
†	Symantec	5,410	82,070
†	Synaptics	890	25,045
†	Tekelec	2,110	27,346
†	TeleTech Holdings	1,510	22,408
†	Teradata	8,000	308,480
†	ValueClick	2,595	33,943
†	VeriSign	11,500	365,010
†	ViaSat	680	27,955
	Visa Class A	7,550	560,662
†	Vocus	1,550	28,644
	Xerox	27,300	282,555
†	Yahoo	16,600	235,222
			8,623,390
Materials – 0.96%
	Alcoa	3,640	44,080
	Cliffs Natural Resources	990	63,281
	Dow Chemical	3,380	92,815
	duPont (E.I.) deNemours	6,000	267,720
†	KapStone Paper & Packaging	2,375	28,833
†	Owens-Illinois	2,430	68,186
	Rock-Tenn Class A	650	32,377
†	Rockwood Holdings	925	29,110
	Schulman (A.)	1,125	22,669
	Silgan Holdings	830	26,311
	Temple-Inland	2,660	49,636
	United States Steel	2,030	88,995
			814,013
Telecommunications – 1.80%
	Alaska Communications
	Systems Group	2,105	21,366
†	Arris Group	2,140	20,908
	AT&T	14,010	400,685
	Atlantic Tele-Network	290	14,280
†	Crown Castle International	11,000	485,649
†	GeoEye	100	4,048
†	Knology	1,715	23,032
	NTELOS Holdings	1,405	23,773
	Plantronics	845	28,544
†	Polycom	5,500	150,040
	Qwest Communications
	International	13,570	85,084
	Verizon Communications	8,300	270,497
			1,527,906

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Utilities – 1.03%
American Electric Power	3,500	$126,805
Cleco	895	26,510
Edison International	7,300	251,047
MDU Resources Group	2,820	56,259
NorthWestern	955	27,218
† NRG Energy	3,580	74,536
Otter Tail	760	15,496
Progress Energy	5,800	257,636
UIL Holdings	650	18,304
UNITIL	805	17,670
		871,481
Total U.S. Markets (cost $29,724,964)		33,151,386

§Developed Markets – 15.88%
Consumer Discretionary – 2.99%
Autoliv	2,600	169,858
Bayerische Motoren Werke	5,452	382,278
Don Quijote	10,000	248,368
Esprit Holdings	23,969	130,056
PPR	1,040	168,374
Publicis Groupe	3,242	153,992
Round One	16,676	60,938
Techtronic Industries	273,000	268,465
Toyota Motor	10,086	362,282
Vivendi	12,134	331,685
Yue Yuen Industrial Holdings	69,500	257,527
		2,533,823
Consumer Staples – 1.31%
Coca-Cola Amatil	21,989	254,643
Greggs	30,898	230,901
Metro	4,805	313,984
Parmalat	122,434	314,144
		1,113,672
Energy – 0.48%
† Nabors Industries	2,994	54,072
Noble	1,580	53,388
Total	5,770	297,394
		404,854
Financials – 2.25%
Alterra Capital Holdings	1,210	24,103
Aspen Insurance Holdings	1,750	52,990
AXA	15,192	265,632
Banco Santander	27,223	345,796
Franshion Properties China	62,000	18,379
Mitsubishi UFJ Financial Group	59,014	275,043
Nordea Bank	26,138	272,263
Standard Chartered	11,403	327,280
UniCredit	128,851	329,028
		1,910,514
Healthcare – 1.51%
† Eurand	2,960	29,126
Meda Class A	37,952	302,967
Novartis	5,549	318,288
Novo Nordisk ADR	3,500	344,540
Sanofi-Aventis	4,213	280,728
		1,275,649
Industrials – 3.24%
Alstom	5,673	289,417
Asahi Glass	25,000	254,897
Cie de Saint-Gobain	5,255	233,775
Deutsche Post	16,658	303,642
Finmeccanica	25,205	299,476
† Flextronics International	350	2,114
ITOCHU	33,873	310,058
Koninklijke Philips Electronics	4,528	142,324
Singapore Airlines	19,688	244,267
Teleperformance	11,692	333,152
Tianjin Development Holdings	46,000	35,572
Vallourec	2,955	293,571
		2,742,265
Information Technology – 1.07%
Accenture Class A	1,494	63,480
† CGI Group Class A	39,496	594,608
Nokia	22,818	229,273
† SMART Technologies Class A	1,600	21,680
		909,041
Materials – 1.43%
Agrium	2,120	158,979
Alumina ADR	4,100	28,700
† Anglo American ADR	1,500	29,848
ArcelorMittal	5,056	166,537
Lafarge	4,217	241,468
Rexam	58,756	283,461
Syngenta ADR	6,100	303,718
		1,212,711
Telecommunications – 1.33%
China Mobile ADR	4,000	204,520
China Unicom Hong Kong ADR	6,617	96,344
Philippine Long Distance
Telephone ADR	800	47,888
Telefonica	13,436	332,746
TELUS	6,288	279,412
Vodafone Group	67,391	166,318
		1,127,228
Utilities – 0.27%
National Grid	27,067	229,825
		229,825
Total Developed Markets
(cost $11,748,764)		13,459,582

(continues)       37

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
XEmerging Markets – 10.68%
Consumer Discretionary – 0.28%
†	Focus Media Holding ADR	1,875	$45,563
	Grupo Televisa ADR	4,100	77,572
	Santos Brasil Participacoes	3,900	41,909
†	Turk Sise ve Cam Fabrikalari	21,966	39,179
	Wal-Mart de Mexico Series V	14,687	36,943
			241,166
Consumer Staples – 0.94%
	Brazil Foods ADR	4,300	66,779
	Chaoda Modern
	Agriculture Holdings	352,000	291,711
@	Cresud ADR	4,380	70,255
	Fomento Economico
	Mexicano ADR	875	44,389
	KT&G	979	58,384
	Lotte Chilsung Beverage	125	84,411
	Lotte Confectionery	57	66,835
	Tingyi Cayman Islands Holding	10,245	28,257
	Tsingtao Brewery	7,202	41,492
	Wimm-Bill-Dann Foods ADR	2,000	45,240
			797,753
Energy – 1.90%
	China Petroleum & Chemical ADR	325	28,691
	CNOOC	193,000	374,115
	CNOOC ADR	200	38,860
	Gazprom ADR	5,600	117,544
	LUKOIL ADR	700	39,690
	PetroChina ADR	625	72,763
	Petroleo Brasileiro SA ADR	8,775	318,269
	Petroleo Brasileiro SP ADR	7,500	246,150
	Polski Koncern Naftowy Orlen	2,653	36,512
	PTT	6,346	61,892
@	PTT Exploration & Production	3,917	19,875
#	Reliance Industries 144A GDR	1,986	88,576
†	Rosneft Oil GDR	8,000	53,360
	Sasol ADR	1,800	80,622
	Tambang Batubara Bukit Asam	14,000	30,510
			1,607,429
Financials – 2.07%
	ABSA Group	2,022	38,872
	Akbank	4,929	30,157
	Banco Bradesco ADR	2,929	59,688
	Banco do Brasil	4,014	75,580
	Banco Santander Brasil ADR	8,900	122,553
	Bangkok Bank	8,966	46,086
	Bank of China	115,000	60,324
	Cathay Financial Holding	23,050	35,277
	China Construction Bank	71,900	63,014
	Credicorp	600	68,340
	Cyrela Brazil Realty	4,941	69,638
	Fubon Financial Holding	48,898	60,260
@	Hong Leong Bank	14,600	43,085
	Industrial & Commercial
	Bank of China	80,000	59,596
@	IRSA Inversiones y
	Representaciones ADR	1,900	28,101
	KB Financial Group ADR	3,993	171,180
	KLCC Property Holdings	28,000	30,022
	Malayan Banking	28,519	81,297
	OTP Bank	820	21,529
	Powszechny Zaklad Ubezpieczen	706	99,592
	Samsung Life Insurance	540	49,252
@	Sberbank	56,016	157,125
	Shanghai Forte Land	100,000	29,901
	Standard Bank Group	5,658	90,103
	Turkiye Is Bankasi Class C	6,202	26,369
†	UEM Land Holdings	118,814	90,062
	VTB Bank GDR	8,400	48,342
			1,755,345
Healthcare – 0.07%
†	Hypermarcas	4,000	61,311
			61,311
Industrials – 0.40%
	All America Latina Logistica	4,000	40,764
†	Empresas ADR	3,300	32,076
	Fosun International	56,037	44,562
	Guangshen Railway ADR	2,400	44,568
†	Hollysys Automation Technologies	3,200	35,808
	LG Electronics	974	82,088
	Siam Cement NVDR	2,400	26,333
	United Tractors	16,012	36,689
			342,888
Information Technology – 1.92%
†	AsiaInfo-Linkage	2,400	47,352
	Asustek Computer	3,000	21,538
	Hon Hai Precision Industry	24,320	91,590
	HTC	20,800	472,667
	LG Display ADR	1,600	27,904
	MediaTek	1,002	14,099
	Samsung Electronics	274	186,712
†	Shanda Games ADR	4,800	25,728
†	Shanda Interactive
	Entertainment ADR	2,400	93,960
†	Sina	900	45,522
†	Sohu.com	6,700	386,054
	Taiwan Semiconductor
	Manufacturing	43,074	85,596
	Taiwan Semiconductor
	Manufacturing ADR	5,600	56,784
	United Microelectronics	160,000	71,026
			1,626,532

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Materials – 1.38%
Anglo Platinum	800	$75,866
ArcelorMittal South Africa	4,782	56,490
Braskem ADR	3,200	65,696
Cemex ADR	12,392	105,336
Cia de Minas Buenaventura ADR	1,000	45,180
† Fibria Celulose ADR	4,097	70,837
Impala Platinum Holdings	1,658	42,817
Israel Chemicals	4,000	56,431
MMC Norilsk Nickel ADR	1,873	31,935
POSCO ADR	750	85,485
Vale ADR	17,050	533,153
		1,169,226
Telecommunications – 1.33%
America Movil ADR	650	34,665
Chunghwa Telecom ADR	13,705	307,266
† Foxconn International Holdings	34,000	24,978
KT ADR	4,000	81,840
LG Uplus	9,004	58,197
MTN Group	4,987	90,150
SK Telecom ADR	10,900	190,423
Turkcell Iletisim Hizmet ADR	7,650	128,214
Vivo Participacoes ADR	1,600	43,472
Vodacom Group	16,199	160,940
		1,120,145
Utilities – 0.39%
Centrais Eletricas Brasileiras ADR	9,300	119,505
Datang International
Power Generation	88,139	36,806
=@ Enel OGK-5 OJSC GDR	100	445
Huadian Power International	122,000	30,504
Huaneng Power International ADR	3,250	80,470
Light	2,500	31,913
Polska Grupa Energetyczna	3,640	29,431
		329,074
Total Emerging Markets
(cost $8,201,445)		9,050,869
Total Common Stock
(cost $49,675,173)		55,661,837

Convertible Preferred Stock – 0.01%
Healthcare & Pharmaceuticals – 0.01%
Mylan 6.50%
exercise price $17.08,
expiration date 11/15/10	10	11,178
Total Convertible Preferred Stock
(cost $10,785)		11,178

Exchange-Traded Fund – 9.19%
iShares MSCI EAFE Growth Index	137,450	7,792,041
Total Exchange-Traded Fund
(cost $7,547,239)		7,792,041

	Principal		Value
	Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations – 0.43%
Fannie Mae REMICs
Series 2003-26 AT
5.00% 11/25/32	USD	45,000	$48,431
Series 2003-32 PH
5.50% 3/25/32		55,148	58,049
Series 2010-29 PA
4.50% 10/25/38		93,724	100,430
Series 2010-41 PN
4.50% 4/25/40		20,000	21,473
Freddie Mac REMICs
Series 2512 PG
5.50% 10/15/22		75,000	84,867
GNMA Series 2010-113 KE
4.50% 9/20/40		50,000	52,063
Total Agency Collateralized Mortgage
Obligations (cost $349,413)			365,313

Agency Mortgage-Backed Securities – 3.40%
Fannie Mae S.F. 15 yr
5.50% 7/1/22		31,735	34,191
Fannie Mae S.F. 15 yr TBA
4.00% 10/1/25		150,000	156,563
4.50% 10/1/25		210,000	220,566
5.50% 10/1/25		125,000	134,463
Fannie Mae S.F. 20 yr
5.50% 8/1/28		32,437	34,598
Fannie Mae S.F. 30 yr
5.00% 12/1/36		180,679	190,994
6.50% 2/1/36		11,646	12,906
Fannie Mae S.F. 30 yr TBA
4.00% 10/1/40		720,000	740,024
4.50% 10/1/40		300,000	312,374
5.00% 10/1/40		445,000	468,362
6.00% 10/1/40		290,000	311,478
Freddie Mac S.F. 30 yr TBA
5.50% 10/1/40		35,000	37,122
6.00% 10/1/40		145,000	155,445
6.50% 10/1/40		65,000	70,769
Total Agency Mortgage-Backed Securities
(cost $2,865,900)			2,879,855

Commercial Mortgage-Backed Securities – 1.02%
# American Tower Trust
Series 2007-1A AFX 144A
5.42% 4/15/37		25,000	27,472
Bank of America Commercial
Mortgage Securities
•Series 2004-3 A5
5.596% 6/10/39		100,000	109,026
•Series 2005-1 A5
5.325% 11/10/42		10,000	10,965
Series 2006-4 A4
5.634% 7/10/46		110,000	119,075

(continues)       39

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
	Bear Stearns Commercial
	Mortgage Securities
	•Series 2004-PWR4 A3
	5.468% 6/11/41	USD	40,000	$43,963
	•Series 2005-PW10 A4
	5.405% 12/11/40		25,000	27,155
	•Series 2005-T20 A4A
	5.296% 10/12/42		25,000	27,641
	•Series 2006-PW12 A4
	5.907% 9/11/38		40,000	44,655
	Series 2007-PW15 A4
	5.331% 2/11/44		25,000	25,724
w	Commercial Mortgage Pass
	Through Certificates
	Series 2005-C6 A5A
	5.116% 6/10/44		15,000	16,373
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A5
	5.279% 8/10/38		100,000	108,404
	•Series 2004-GG2 A6
	5.396% 8/10/38		20,000	21,816
	Series 2005-GG4 A4A
	4.751% 7/10/39		20,000	21,505
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP5 A4
	5.363% 12/15/44		15,000	16,518
	LB-UBS Commercial Mortgage
	Trust Series 2004-C1 A4
	4.568% 1/15/31		25,000	26,557
•	Morgan Stanley Capital I
	Series 2004-T15 A4
	5.27% 6/13/41		160,000	174,426
	Series 2007-T27 A4
	5.802% 6/11/42		40,000	44,368
Total Commercial Mortgage-Backed Securities
	(cost $777,391)			865,643

	Convertible Bonds – 0.52%
	Aerospace & Defense – 0.02%
	L-3 Communications Holdings 3.00%
	exercise price $98.94,
	expiration date 8/1/35		17,000	17,213
				17,213
	Automobiles & Automotive Parts – 0.01%
	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27		10,000	9,150
				9,150
	Banking, Finance & Insurance – 0.05%
	Jefferies Group 3.875%
	exercise price $39.20,
	expiration date 11/1/29		13,000	13,146
#	SVB Financial Group 144A 3.875%
	exercise price $53.04,
	expiration date 4/15/11		27,000	27,473
				40,619
	Basic Materials – 0.04%
	Rayonier TRS Holdings 3.75%
	exercise price $54.81,
	expiration date 10/15/12		18,000	19,778
#	Sino-Forest 144A 5.00%
	exercise price $20.29,
	expiration date 8/1/13		14,000	15,820
				35,598
	Computers & Technology – 0.02%
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25		10,000	9,813
	SanDisk 1.00%
	exercise price $82.35,
	expiration date 5/15/13		10,000	9,225
				19,038
	Electronics & Electrical Equipment – 0.04%
	Advanced Micro Devices 6.00%
	exercise price $28.08,
	expiration date 5/1/15		5,000	4,944
	Intel 2.95%
	exercise price $30.75,
	expiration date 12/15/35		10,000	9,938
	Linear Technology 3.00%
	exercise price $45.36,
	expiration date 5/1/27		16,000	16,319
				31,201
	Energy – 0.04%
	Chesapeake Energy 2.25%
	exercise price $85.89,
	expiration date 12/15/38		26,000	20,117
	Transocean 1.50%
	exercise price $168.61,
	expiration date 12/15/37		10,000	9,838
				29,955
	Healthcare & Pharmaceuticals – 0.09%
	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		5,000	4,769
	Amgen 0.375%
	exercise price $79.48,
	expiration date 2/1/13		15,000	14,944
Φ	Hologic 2.00%
	exercise price $38.59,
	expiration date 12/15/37		20,000	18,600
	LifePoint Hospitals 3.50%
	exercise price $51.79,
	expiration date 5/15/14		14,000	14,000
	Medtronic 1.625%
	exercise price $54.79,
	expiration date 4/15/13		23,000	23,085
				75,398
	Leisure, Lodging & Entertainment – 0.05%
#	Gaylord Entertainment 144A 3.75%
	exercise price $27.25, expiration
	date 10/1/14		9,000	11,790

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Leisure, Lodging & Entertainment (continued)
	International Game Technology 3.25%
	exercise price $19.97,
	expiration date 5/1/14	USD	8,000	$8,740
	Live Nation Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/15/27		25,000	21,500
				42,030
Packaging & Containers – 0.01%
#	Owens-Brockway
	Glass Container 144A 3.00%
	exercise price $47.47,
	expiration date 6/1/15		7,000	6,895
				6,895
Real Estate – 0.05%
#	Digital Realty Trust 144A 5.50%
	exercise price $42.49,
	expiration date 4/15/29		6,000	9,210
	Health Care REIT 4.75%
	exercise price $50.00,
	expiration date 7/15/27		5,000	5,563
#	Lexington Realty Trust 144A 6.00%
	exercise price $7.09,
	expiration date 1/15/30		10,000	11,213
	National Retail Properties 5.125%
	exercise price $25.42,
	expiration date 6/15/28		14,000	15,802
				41,788
Telecommunications – 0.09%
	Alaska Communications
	Systems Group 5.75%
	exercise price $12.90,
	expiration date 3/1/13		7,000	7,035
	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25		15,000	13,668
	Leap Wireless International 4.50%
	exercise price $93.21,
	expiration date 7/15/14		20,000	17,874
	Level 3 Communications 5.25%
	exercise price $3.98,
	expiration date 12/15/11		3,000	3,015
	NII Holdings 3.125%
	exercise price $118.32,
	expiration date 6/15/12		13,000	12,675
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 10/1/14		6,000	8,828
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		12,000	13,005
				76,100
Transportation – 0.01%
	Bristow Group 3.00% exercise price
	$77.34, expiration date 6/15/38		12,000	10,890
				10,890
Total Convertible Bonds
(cost $389,723)				435,875

Corporate Bonds – 13.02%
Banking – 1.16%
#	Bank Nederlandse Gemeenten 144A
	1.75% 10/6/15		30,000	$29,845
	Bank of America
	3.70% 9/1/15		30,000	30,343
	5.625% 7/1/20		20,000	21,174
	Bank of New York Mellon
	4.95% 3/15/15		15,000	16,773
	BB&T 5.25% 11/1/19		110,000	118,618
•	BB&T Capital Trust IV 6.82% 6/12/57		15,000	15,056
	City National 5.25% 9/15/20		30,000	30,647
	JPMorgan Chase 4.40% 7/22/20		160,000	164,183
	JPMorgan Chase Capital XXV
	6.80% 10/1/37		50,000	50,979
	Oesterreichische Kontrollbank
	1.75% 10/5/15		25,000	25,069
	PNC Funding
	5.125% 2/8/20		135,000	146,421
	5.25% 11/15/15		20,000	22,238
	5.625% 2/1/17		52,000	56,853
	Rentenbank 6.00% 7/15/14	AUD	15,000	14,657
	SVB Financial Group
	5.375% 9/15/20	USD	50,000	50,886
•	USB Capital IX 6.189% 10/29/49		65,000	51,675
	Wachovia 5.625% 10/15/16		55,000	61,266
•	Wells Fargo Capital XIII
	7.70% 12/29/49		45,000	46,913
	Zions Bancorporation
	5.65% 5/15/14		9,000	8,932
	7.75% 9/23/14		20,000	21,210
				983,738
Basic Industry – 1.10%
	Alcoa 6.15% 8/15/20		40,000	41,202
#	Algoma Acqusition 144A
	9.875% 6/15/15		20,000	17,925
	ArcelorMittal 9.85% 6/1/19		50,000	64,365
	Century Aluminum 8.00% 5/15/14		23,100	22,927
	CF Industries 7.125% 5/1/20		32,000	35,080
	Cliffs Natural Resources
	4.80% 10/1/20		35,000	35,596
	5.90% 3/15/20		15,000	16,498
	6.25% 10/1/40		10,000	9,926
	Compass Minerals International
	8.00% 6/1/19		15,000	15,919
	Cytec Industries 8.95% 7/1/17		30,000	37,896
	Dow Chemical 8.55% 5/15/19		90,000	113,823
	duPont (E.I.) deNemours
	3.625% 1/15/21		115,000	117,081
#	Essar Steel Algoma 144A
	9.375% 3/15/15		1,000	1,010
#	FMG Finance 144A 10.625% 9/1/16		50,000	61,813
	Freeport-McMoRan Copper & Gold
	8.375% 4/1/17		15,000	16,765
#	Georgia-Pacific 144A 8.25% 5/1/16		6,000	6,698

(continues)       41

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	Hexion U.S. Nova Scotia/Finance
	8.875% 2/1/18	USD	18,000	$17,730
	9.75% 11/15/14		17,000	17,765
	International Paper 9.375% 5/15/19		95,000	123,435
#	MacDermid 144A 9.50% 4/15/17		7,000	7,350
•	Noranda Aluminum Acquisition PIK
	5.373% 5/15/15		14,501	12,271
	Novelis 11.50% 2/15/15		12,000	13,770
	Reliance Steel & Aluminum
	6.85% 11/15/36		29,000	29,120
	Ryerson
	•7.841% 11/1/14		3,000	2,809
	12.00% 11/1/15		19,000	19,665
	Steel Dynamics 7.75% 4/15/16		5,000	5,225
	Teck Resources
	9.75% 5/15/14		13,000	16,041
	10.25% 5/15/16		9,000	10,947
	10.75% 5/15/19		4,000	5,045
	Vale Overseas
	6.875% 11/21/36		22,000	25,189
	6.875% 11/10/39		10,000	11,510
				932,396
Brokerage – 0.23%
	E TRADE Financial PIK
	12.50% 11/30/17		26,000	29,770
	Goldman Sachs Group
	3.70% 8/1/15		10,000	10,242
	5.375% 3/15/20		75,000	79,198
	Jefferies Group
	6.25% 1/15/36		5,000	4,605
	6.45% 6/8/27		30,000	29,560
	Lazard Group
	6.85% 6/15/17		12,000	12,868
	7.125% 5/15/15		23,000	25,116
				191,359
Capital Goods – 0.43%
	Allied Waste North America
	6.875% 6/1/17		70,000	77,366
	7.125% 5/15/16		28,000	30,030
	AMH Holdings 11.25% 3/1/14		10,000	10,500
	Anixter 10.00% 3/15/14		3,000	3,296
	Case New Holland 7.75% 9/1/13		12,000	13,095
	Casella Waste Systems
	9.75% 2/1/13		21,000	21,263
	11.00% 7/15/14		4,000	4,400
	Graham Packaging/GPC Capital I
	9.875% 10/15/14		7,000	7,298
	Intertape Polymer 8.50% 8/1/14		9,000	7,718
	Jabil Circuit 7.75% 7/15/16		8,000	8,810
	L-3 Communications 4.75% 7/15/20		35,000	36,780
#	Plastipak Holdings 144A
	10.625% 8/15/19		10,000	11,150
	Ply Gem Industries 13.125% 7/15/14		30,000	30,712
	Pregis 12.375% 10/15/13		24,000	24,240
	RBS Global/Rexnord 11.75% 8/1/16		16,000	17,200
	Sanmina-SCI 8.125% 3/1/16		21,000	21,630
	Smurfit Kappa Funding
	7.75% 4/1/15		12,000	12,180
	Solo Cup 8.50% 2/15/14		10,000	8,650
	Thermadyne Holdings
	11.25% 2/1/14		5,000	5,100
#	Trimas 144A 9.75% 12/15/17		10,000	10,800
#	USG 144A 9.75% 8/1/14		3,000	3,143
				365,361
Consumer Cyclical – 0.75%
#	Allison Transmission 144A
	11.00% 11/1/15		24,000	26,160
	American Axle & Manufacturing
	7.875% 3/1/17		9,000	8,966
	ArvinMeritor 8.125% 9/15/15		28,000	28,489
	Burlington Coat Factory
	Investment Holdings
	14.50% 10/15/14		36,000	38,609
#	CKE Restaurants 144A
	11.375% 7/15/18		18,000	18,540
#w	CVS Pass Through Trust 144A
	8.353% 7/10/31		53,919	67,007
#	Equinox Holdings 144A
	9.50% 2/1/16		3,000	3,083
	Ford Motor 7.45% 7/16/31		89,000	93,227
	Global Cash Access 8.75% 3/15/12		5,000	4,975
	Harrah’s Operating
	10.00% 12/15/18		19,000	15,271
	Interface
	9.50% 2/1/14		6,000	6,233
	11.375% 11/1/13		9,000	10,260
	K Hovnanian Enterprises
	6.25% 1/15/15		9,000	6,795
	7.50% 5/15/16		12,000	7,980
	10.625% 10/15/16		14,000	14,088
	Landry’s Restaurants
	11.625% 12/1/15		6,000	6,360
	M/I Homes 6.875% 4/1/12		7,000	7,018
	Macy’s Retail Holdings
	5.90% 12/1/16		23,000	24,610
	MGM MIRAGE
	7.50% 6/1/16		3,000	2,550
	11.125% 11/15/17		9,000	10,294
	11.375% 3/1/18		22,000	21,065
	Mobile Mini 6.875% 5/1/15		5,000	4,925
	Mohawk Industries 6.875% 1/15/16		9,000	9,416
	Mohegan Tribal Gaming Authority
	6.875% 2/15/15		12,000	6,675
	NCL 11.75% 11/15/16		7,000	7,875
	New Albertsons 7.25% 5/1/13		7,000	7,175

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Norcraft Finance 10.50% 12/15/15	USD	5,000	$5,250
	Norcraft Holdings 9.75% 9/1/12		18,000	16,965
	OSI Restaurant Partners
	10.00% 6/15/15		12,000	12,240
	Pinnacle Entertainment
	8.75% 5/15/20		28,000	27,720
@#	Pokagon Gaming Authority 144A
	10.375% 6/15/14		7,000	7,341
	Rite Aid 9.375% 12/15/15		7,000	6,073
	Royal Caribbean Cruises
	6.875% 12/1/13		7,000	7,403
	7.00% 6/15/13		7,000	7,394
	Ryland Group 8.40% 5/15/17		12,000	13,020
	Sally Holdings 10.50% 11/15/16		18,000	19,800
#	Sealy Mattress 144A
	10.875% 4/15/16		8,000	9,100
#	Shingle Springs Tribal Gaming
	Authority 144A 9.375% 6/15/15		28,000	21,000
	Standard Pacific 10.75% 9/15/16		15,000	16,425
	Wyndham Worldwide 5.75% 2/1/18		10,000	10,047
				637,424
Consumer Non-Cyclical – 1.92%
	Abbott Laboratories 4.125% 5/27/20		45,000	49,073
	Accellent 10.50% 12/1/13		19,000	19,285
	Alere 9.00% 5/15/16		21,000	21,735
	Alliance One International
	10.00% 7/15/16		20,000	21,750
	Amgen 3.45% 10/1/20		50,000	50,441
	Anheuser-Busch Inbev Worldwide
	5.00% 4/15/20		55,000	60,720
	Bausch & Lomb 9.875% 11/1/15		19,000	20,306
	Baxter International 4.50% 8/15/19		80,000	88,978
	Bio-Rad Laboratories 8.00% 9/15/16		9,000	9,810
	CareFusion 6.375% 8/1/19		85,000	101,306
	Covidien International Finance
	4.20% 6/15/20		140,000	149,512
	Dean Foods 6.90% 10/15/17		2,000	1,895
	DJO Finance 11.75% 11/15/14		2,000	2,105
#	Dole Food 144A 8.00% 10/1/16		9,000	9,461
#	Genzyme 144A
	3.625% 6/15/15		35,000	37,156
	5.00% 6/15/20		90,000	100,269
	Hospira 6.40% 5/15/15		55,000	63,804
	Ingles Markets 8.875% 5/15/17		12,000	12,990
	International CCE 3.50% 9/15/20		200,000	199,248
	Kraft Foods 5.375% 2/10/20		130,000	145,487
	Life Technologies 6.00% 3/1/20		70,000	79,442
	LVB Acquisition
	11.625% 10/15/17		10,000	11,188
	PIK 10.375% 10/15/17		10,000	11,150
	Medco Health Solutions
	4.125% 9/15/20		45,000	45,660
	7.125% 3/15/18		35,000	43,047
	Pfizer 6.20% 3/15/19		45,000	55,501
	Smithfield Foods
	7.75% 7/1/17		19,000	19,356
	#144A 10.00% 7/15/14		8,000	9,240
	Supervalu 8.00% 5/1/16		12,000	12,150
#	Tops Markets 144A
	10.125% 10/15/15		7,000	7,551
	Tyson Foods 10.50% 3/1/14		14,000	16,923
#	Viskase 144A 9.875% 1/15/18		21,000	21,525
#	Woolworths 144A 4.00% 9/22/20		25,000	25,532
	Yale University 2.90% 10/15/14		30,000	31,790
	Yankee Acquisition 9.75% 2/15/17		17,000	17,765
	Zimmer Holdings 4.625% 11/30/19		45,000	48,586
				1,621,737
Energy – 1.96%
	AmeriGas Partners 7.125% 5/20/16		15,000	15,713
	Anadarko Petroleum
	6.375% 9/15/17		45,000	49,658
	Antero Resources Finance
	9.375% 12/1/17		7,000	7,473
	Berry Petroleum 10.25% 6/1/14		8,000	9,060
	Chesapeake Energy
	6.50% 8/15/17		11,000	11,468
	9.50% 2/15/15		3,000	3,488
	Complete Production Service
	8.00% 12/15/16		21,000	21,735
	Copano Energy 7.75% 6/1/18		12,000	12,180
	Ecopetrol 7.625% 7/23/19		20,000	24,300
	El Paso
	6.875% 6/15/14		9,000	9,667
	7.00% 6/15/17		7,000	7,468
#	El Paso Performance-Linked
	Trust 144A
	7.75% 7/15/11		5,000	5,201
•	Enbridge Energy Partners
	8.05% 10/1/37		15,000	15,310
	Energy Transfer Partners
	9.70% 3/15/19		50,000	66,434
	Enterprise Products Operating
	5.20% 9/1/20		50,000	54,248
	•7.034% 1/15/68		10,000	9,964
	9.75% 1/31/14		25,000	30,639
	Forest Oil 7.25% 6/15/19		10,000	10,275
#	Helix Energy Solutions 144A
	9.50% 1/15/16		25,000	25,438
#	Hercules Offshore 144A
	10.50% 10/15/17		19,000	15,865
#	Hilcorp Energy Finance I
	144A 7.75% 11/1/15		9,000	9,135
	Holly 9.875% 6/15/17		12,000	12,765
	Inergy Finance
	8.25% 3/1/16		2,000	2,110
	8.75% 3/1/15		5,000	5,419

(continues)       43

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Key Energy Services 8.375% 12/1/14	USD	24,000	$25,440
	Kinder Morgan Energy Partners
	5.30% 9/15/20		55,000	59,388
	6.55% 9/15/40		5,000	5,488
	9.00% 2/1/19		30,000	39,124
#	Linn Energy 144A 8.625% 4/15/20		10,000	10,650
#	Midcontinent Express Pipeline 144A
	5.45% 9/15/14		20,000	21,367
	6.70% 9/15/19		35,000	38,466
#	Murray Energy 144A
	10.25% 10/15/15		12,000	12,510
	Nexen 7.50% 7/30/39		80,000	98,623
#	NFR Energy 144A 9.75% 2/15/17		10,000	10,050
	Noble Energy 8.25% 3/1/19		45,000	58,630
	Noble Holding International
	4.90% 8/1/20		95,000	102,347
	OPTI Canada
	7.875% 12/15/14		9,000	6,818
	8.25% 12/15/14		12,000	9,180
	Petrobras International Finance
	5.75% 1/20/20		10,000	11,120
	5.875% 3/1/18		5,000	5,581
	PetroHawk Energy
	7.875% 6/1/15		13,000	13,683
	10.50% 8/1/14		7,000	7,963
#	Petroleos Mexicanos 144A
	6.625% 6/15/35		20,000	21,949
	Petroleum Development
	12.00% 2/15/18		12,000	13,380
	Plains All American Pipeline
	8.75% 5/1/19		70,000	88,985
	Pride International 6.875% 8/15/20		55,000	60,156
	Quicksilver Resources
	7.125% 4/1/16		22,000	21,835
	Range Resources 8.00% 5/15/19		12,000	13,170
	Regency Energy Partners
	8.375% 12/15/13		6,000	6,285
#	SandRidge Energy 144A
	9.875% 5/15/16		34,000	35,275
	Total Capital
	2.30% 3/15/16		50,000	50,250
	4.25% 12/15/21		60,000	65,461
	4.45% 6/24/20		10,000	10,965
	TransCanada PipeLines
	3.80% 10/1/20		30,000	30,723
	•6.35% 5/15/67		30,000	28,087
	Transocean 6.50% 11/15/20		40,000	43,645
	Weatherford International
	9.625% 3/1/19		20,000	26,130
	Weatherford International Bermuda
	5.125% 9/15/20		20,000	20,485
	6.75% 9/15/40		75,000	78,426
#	Woodside Finance 144A
	8.125% 3/1/14		65,000	76,508
				1,663,156
Financials – 0.66%
	Capital One Capital V
	10.25% 8/15/39		18,000	19,598
	City National Capital Trust I
	9.625% 2/1/40		35,000	36,449
#	Crown Castle Towers 144A
	4.883% 8/15/20		135,000	139,746
#	ERAC USA Finance 144A
	5.25% 10/1/20		100,000	107,018
	FTI Consulting 7.75% 10/1/16		15,000	15,675
	General Electric Capital
	4.375% 9/16/20		55,000	55,314
	6.00% 8/7/19		119,000	134,130
	International Lease Finance
	5.55% 9/5/12		5,000	5,031
	6.625% 11/15/13		25,000	25,188
	Nuveen Investments
	10.50% 11/15/15		24,000	23,970
				562,119
Insurance – 0.21%
•	Genworth Financial 6.15% 11/15/66		15,000	11,494
	MetLife
	6.40% 12/15/36		35,000	32,900
	6.817% 8/15/18		95,000	114,794
	Prudential Financial 3.875% 1/14/15		20,000	21,031
				180,219
Media – 1.22%
	Affinion Group 11.50% 10/15/15		11,000	11,674
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		25,000	28,438
	Clear Channel Communications
	10.75% 8/1/16		11,000	8,635
	Comcast 5.90% 3/15/16		60,000	69,390
#	Cox Communications 144A
	6.25% 6/1/18		30,000	34,641
	6.45% 12/1/36		10,000	11,005
	6.95% 6/1/38		10,000	11,721
	DIRECTV Holdings/Financing
	4.60% 2/15/21		60,000	61,783
	7.625% 5/15/16		85,000	94,883
	DISH DBS 7.875% 9/1/19		27,000	29,194
	GXS Worldwide 9.75% 6/15/15		30,000	30,038
	Lamar Media 6.625% 8/15/15		17,000	17,433
	LIN Television 6.50% 5/15/13		7,000	6,983
#	NBC Universal 144A
	4.375% 4/1/21		65,000	65,930
	5.15% 4/30/20		95,000	102,787
	Nielsen Finance
	10.00% 8/1/14		24,000	25,350
	11.50% 5/1/16		3,000	3,420
	11.625% 2/1/14		2,000	2,280
#	Rainbow National Services 144A
	10.375% 9/1/14		3,000	3,135

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Media (continued)
	Shaw Communication
	6.75% 11/9/39	CAD	33,000	$33,885
#	Sinclair Television Group 144A
	9.25% 11/1/17	USD	12,000	12,930
#	Sirius XM Radio 144A 9.75% 9/1/15		2,000	2,213
	Symantec 4.20% 9/15/20		105,000	105,634
	Terremark Worldwide
	12.00% 6/15/17		12,000	13,770
	Time Warner Cable 8.25% 4/1/19		105,000	135,780
#	Univision Communications 144A
	12.00% 7/1/14		15,000	16,481
	Videotron
	6.375% 12/15/15		3,000	3,083
	#144A 7.125% 1/15/20	CAD	17,000	16,936
#	Vivendi 144A
	5.75% 4/4/13	USD	40,000	43,572
	6.625% 4/4/18		22,000	25,567
#	XM Satellite Radio 144A
	13.00% 8/1/13		7,000	8,085
				1,036,656
Real Estate – 0.19%
	Developers Diversified Realty
	5.375% 10/15/12		25,000	25,093
	7.50% 4/1/17		5,000	5,202
	9.625% 3/15/16		15,000	16,753
#	Digital Realty Trust 144A
	5.875% 2/1/20		10,000	10,650
	Host Hotels & Resorts
	6.375% 3/15/15		10,000	10,288
	Liberty Property 4.75% 10/1/20		15,000	15,136
	ProLogis
	6.25% 3/15/17		20,000	19,670
	7.375% 10/30/19		20,000	20,217
	Regency Centers 4.80% 4/15/21		30,000	29,828
	Ventas Realty 6.50% 6/1/16		8,000	8,359
				161,196
Services Non-Cyclical – 0.27%
	ARAMARK 8.50% 2/1/15		19,000	19,855
#	Brambles USA 144A
	3.95% 4/1/15		35,000	36,334
	5.35% 4/1/20		25,000	26,836
	Corrections Corporation of America
	7.75% 6/1/17		10,000	10,800
	HCA 9.25% 11/15/16		5,000	5,425
	HCA PIK 9.625% 11/15/16		3,000	3,263
#	Radnet Management 144A
	10.375% 4/1/18		10,000	9,200
#	Roche Holdings 144A 6.00% 3/1/19		45,000	54,609
	RSC Equipment Rental
	10.25% 11/15/19		14,000	14,945
	Select Medical 7.625% 2/1/15		17,000	16,681
•	US Oncology Holdings PIK
	6.737% 3/15/12		31,000	29,528
				227,476
Technology – 0.20%
	National Semiconductor
	6.60% 6/15/17		50,000	58,363
#	Oracle 144A 3.875% 7/15/20		55,000	57,693
#	Seagate Technology International
	144A 10.00% 5/1/14		25,000	29,625
	SunGard Data Systems
	10.25% 8/15/15		10,000	10,575
#	Unisys 144A 12.75% 10/15/14		12,000	14,340
				170,596
Telecommunications – 1.55%
	America Movil 5.00% 3/30/20		160,000	173,366
	American Tower 5.05% 9/1/20		60,000	61,571
	AT&T
	6.50% 9/1/37		25,000	29,022
	#144A 5.35% 9/1/40		135,000	136,142
	Cincinnati Bell 7.00% 2/15/15		5,000	5,025
	Citizens Communications
	6.25% 1/15/13		2,000	2,105
#	Clearwire Communications/
	Finance 144A 12.00% 12/1/15		44,000	47,650
	Cricket Communications
	9.375% 11/1/14		24,000	24,960
	Global Crossing 12.00% 9/15/15		30,000	34,050
	Hughes Network Systems
	9.50% 4/15/14		18,000	18,720
	Intelsat Bermuda PIK 11.50% 2/4/17		266	290
	Intelsat Jackson Holdings
	11.25% 6/15/16		5,000	5,463
	Level 3 Financing
	9.25% 11/1/14		7,000	6,615
	10.00% 2/1/18		12,000	10,860
	NII Capital 10.00% 8/15/16		21,000	23,993
	PAETEC Holding
	8.875% 6/30/17		9,000	9,450
	9.50% 7/15/15		24,000	24,600
	Qwest 8.375% 5/1/16		100,000	118,750
	Rogers Communications
	6.68% 11/4/39	CAD	10,000	10,895
	Sprint Capital 8.75% 3/15/32	USD	27,000	28,485
	Telecom Italia Capital
	5.25% 10/1/15		102,000	110,193
	6.175% 6/18/14		10,000	11,037
	Telefonica Emisiones
	5.134% 4/27/20		75,000	81,750
	6.421% 6/20/16		75,000	88,012
	Telesat Canada
	11.00% 11/1/15		21,000	23,835
	12.50% 11/1/17		12,000	14,220
	Verizon Communications
	6.40% 2/15/38		175,000	203,102
	Windstream 8.125% 8/1/13		9,000	9,810
				1,313,971

(continues)       45

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Transportation – 0.14%
	Burlington Northern Santa Fe
	3.60% 9/1/20	USD	10,000	$10,146
	4.70% 10/1/19		50,000	55,018
	Canadian Pacific Railway
	4.45% 3/15/23		25,000	25,571
	Kansas City Southern Railway
	13.00% 12/15/13		4,000	4,865
#	United Air Lines 144A
	12.00% 11/1/13		18,000	19,980
				115,580
Utilities – 1.03%
	AES
	7.75% 3/1/14		1,000	1,075
	8.00% 6/1/20		9,000	9,810
#	American Transmission Systems 144A
	5.25% 1/15/22		55,000	60,967
	CMS Energy
	4.25% 9/30/15		15,000	15,204
	6.55% 7/17/17		10,000	10,802
	8.75% 6/15/19		10,000	11,990
	Commonwealth Edison
	4.00% 8/1/20		75,000	78,779
	5.80% 3/15/18		5,000	5,858
	Duke Energy 5.05% 9/15/19		5,000	5,574
	Duke Energy Carolinas
	5.30% 2/15/40		20,000	21,855
	Dynegy Holdings 7.75% 6/1/19		14,000	9,660
	Exelon Generation
	4.00% 10/1/20		45,000	45,140
	5.75% 10/1/41		85,000	85,577
	Florida Power 5.65% 6/15/18		25,000	29,536
	Georgia Power 4.75% 9/1/40		10,000	9,900
	Illinois Power 9.75% 11/15/18		50,000	67,095
	Indiana Michigan Power
	7.00% 3/15/19		20,000	24,599
	Jersey Central Power & Light
	5.625% 5/1/16		10,000	11,347
	Mirant North America
	7.375% 12/31/13		6,000	6,210
	NRG Energy
	7.375% 2/1/16		10,000	10,313
	7.375% 1/15/17		15,000	15,413
	Oncor Electric Delivery
	7.00% 9/1/22		20,000	25,178
	#144A 5.25% 9/30/40		5,000	5,112
	PacifiCorp 5.50% 1/15/19		30,000	35,359
	Pennsylvania Electric 5.20% 4/1/20		30,000	32,839
	PPL Electric Utilities
	7.125% 11/30/13		12,000	14,086
	Public Service Company of
	Oklahoma 5.15% 12/1/19		110,000	120,566
•	Puget Sound Energy 6.974% 6/1/67		25,000	23,405
#	SEMCO Energy 144A
	5.15% 4/21/20		40,000	43,812
	Virginia Electric & Power
	3.45% 9/1/22		35,000	35,094
				872,155
	Total Corporate Bonds
	(cost $10,445,070)			11,035,139

Municipal Bond – 0.02%
•	Puerto Rico Sales Tax Financing
	Revenue First Subordinate
	Series A 5.00% 8/1/39		15,000	15,598
	Total Municipal Bond (cost $15,000)			15,598

Non-Agency Asset-Backed Securities – 0.50%
#•	AH Mortgage Advance Trust
	Series 2009-ADV3 A1 144A
	2.214% 10/6/21		20,000	19,985
	Ally Auto Receivables Trust Series
	2010-2 A3 1.38% 7/15/14		10,000	10,104
•	Bank of America Credit Card Trust
	Series 2007-A10 A10
	0.33% 12/15/16		100,000	98,243
•	Citibank Credit Card Issuance Trust
	Series 2004-C1 C1
	1.00% 7/15/13		15,000	14,857
	CNH Equipment Trust
	•Series 2007-A A4
	0.297% 9/17/12		3,317	3,316
	Series 2008-A A4A
	4.93% 8/15/14		40,000	41,143
	Series 2009-C A3
	1.85% 12/16/13		10,000	10,119
	Series 2009-C A4
	3.00% 8/17/15		25,000	26,185
	Series 2010-A A4
	2.49% 1/15/16		25,000	25,868
	Hyundai Auto Receivables Trust
	Series 2010-B A3
	0.97% 4/15/15		25,000	25,052
	John Deere Owner Trust
	Series 2009-A A3
	2.59% 10/15/13		109,269	110,595
#•	Nissan Master Owner Trust
	Receivables
	Series 2010-AA A 144A
	1.407% 1/15/15		25,000	25,375
	World Omni Automobile Lease
	Securitization Trust
	Series 2009-A A3 1.65% 2/15/13		15,000	15,129
Total Non-Agency Asset-Backed
	Securities (cost $420,433)			425,971

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations – 0.14%
	Bank of America Alternative
	Loan Trust
	Series 2004-10 1CB1
	6.00% 11/25/34	USD	2,424	$2,455
	Series 2005-3 2A1
	5.50% 4/25/20		2,128	2,005
	Series 2005-6 7A1
	5.50% 7/25/20		2,092	2,035
•	Citigroup Mortgage Loan Trust
	Series 2007-AR8 1A3A
	5.721% 8/25/37		74,904	59,161
@w	Countrywide Home Loan
	Mortgage Pass Through Trust
	Series 2006-17 A5
	6.00% 12/25/36		3,396	3,099
	Lehman Mortgage Trust
	Series 2005-2 2A3
	5.50% 12/25/35		20,472	19,871
	Wells Fargo Mortgage Backed
	Securities Trust
	Series 2006-2 3A1
	5.75% 3/25/36		13,936	13,351
	•Series 2006-AR5 2A1
	5.463% 4/25/36		23,801	19,866
Total Non-Agency Collateralized Mortgage
	Obligations (cost $84,275)			121,843

	Regional Bonds – 0.64%Δ
	Australia – 0.32%
	New South Wales Treasury
	2.75% 11/20/25	AUD	20,000	20,081
	6.00% 5/1/20	AUD	249,000	248,828
				268,909
	Canada – 0.32%
	Province of British Columbia Canada
	2.85% 6/15/15	USD	25,000	26,615
	Province of Nova Scotia Canada
	2.375% 7/21/15		65,000	66,975
	Province of Ontario Canada
	1.875% 9/15/15		25,000	25,216
	4.40% 6/2/19	CAD	98,000	102,295
	4.40% 4/14/20	USD	20,000	22,161
	Province of Quebec Canada
	4.50% 12/1/19	CAD	7,000	7,327
	4.60% 5/26/15	USD	20,000	22,681
				273,270
	Total Regional Bonds (cost $504,316)			542,179

	«Senior Secured Loans – 0.36%
	Allied Security Holdings
	6.75% 2/23/15		16,743	16,827
	ATI Holdings 7.50% 2/18/16		4,975	4,847
	BWAY Holding Term Tranche Loan B
	5.50% 3/28/17		18,240	18,281
	Cengage Learning Acquisitions
	7.50% 7/7/14		44,772	44,813
	Delta Air Lines 8.75% 9/16/13		29,749	30,221
	Graham Packaging
	Term Tranche Loan C
	6.75% 4/5/14		9,447	9,521
	ICL Industrial Containers Term Loan C
	5.50% 6/16/17		1,710	1,714
	JohnsonDiversey Term Tranche Loan B
	5.50% 11/24/15		9,399	9,439
	New Development Holdings
	7.00% 4/21/17		19,950	20,288
	Nuveen Investments
	2nd Lien Term Tranche Loan
	12.50% 7/9/15		20,000	21,750
	PQ 6.82% 7/30/15		20,000	18,530
	Rental Service
	2nd Lien Term Tranche Loan
	4.04% 10/7/13		40,000	39,236
	Rockwood Specialties Term
	Tranche Loan H 6.00% 5/15/14		12,563	12,624
	Smurfit-Stone Container Enterprise
	6.75% 1/2/16		9,975	10,042
	SunGard Data Systems
	6.75% 2/28/14		9,949	10,017
	Texas Competitive Electric
	Holdings Term Tranche Loan B2
	3.941% 10/10/14		35,631	27,760
	Univision Communications Term
	Tranche Loan B
	2.566% 9/29/14		9,748	8,589
Total Senior Secured Loans (cost $296,008)				304,499

	Sovereign Bonds – 1.68%Δ
	Australia – 0.40%
	Australian Government
	4.50% 4/15/20	AUD	260,000	242,343
	6.00% 2/15/17	AUD	70,000	71,656
	Australian Index Linked Bond
	3.00% 9/20/25	AUD	20,000	21,365
				335,364
	Brazil – 0.14%
	Federal Republic of Brazil
	7.125% 1/20/37	USD	20,000	26,400
	8.875% 10/14/19		20,000	28,250
	11.00% 8/17/40		46,000	63,940
				118,590
	Canada – 0.06%
	Export Development Canada
	3.125% 4/24/14		50,000	53,658
				53,658

(continues)       47

Statements of net assets

Delaware Foundation® Growth Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
Sovereign Bonds (continued)
Colombia – 0.03%
Republic of Colombia
7.75% 4/14/21	COP	18,000,000	$11,772
10.375% 1/28/33	USD	10,000	16,100
			27,872
Indonesia – 0.22%
Indonesia Treasury Bonds
10.50% 8/15/30	IDR	270,000,000	36,310
11.00% 11/15/20	IDR	303,000,000	42,107
12.80% 6/15/21	IDR	700,000,000	107,617
			186,034
Korea – 0.03%
@ Korea Treasury Inflation Linked
2.75% 6/10/20	KRW	27,430,375	26,267
			26,267
Norway – 0.51%
Eksportfinans
3.00% 11/17/14	USD	25,000	26,386
5.50% 5/25/16		55,000	64,313
Norwegian Government
4.25% 5/19/17	NOK	400,000	73,670
4.50% 5/22/19	NOK	962,000	180,892
5.00% 5/15/15	NOK	446,000	83,741
			429,002
Panama – 0.05%
Republic of Panama 7.25% 3/15/15	USD	35,000	42,000
			42,000
Peru – 0.05%
Republic of Peru 7.125% 3/30/19		35,000	44,013
			44,013
Poland – 0.05%
Republic of Poland 6.375% 7/15/19		35,000	41,411
			41,411
Russia – 0.08%
• Russian Eurobond 7.50% 3/31/30		57,960	69,361
			69,361
Sweden – 0.04%
Svensk Exportkredit 3.25% 9/16/14		30,000	32,013
			32,013
Turkey – 0.02%
Republic of Turkey 6.875% 3/17/36		14,000	16,345
			16,345
Total Sovereign Bonds (cost $1,330,519)			1,421,930

Supranational Banks – 0.34%
European Bank for Reconstruction
& Development 6.75% 5/12/17	RUB	300,000	9,831
European Investment Bank
9.00% 12/21/18	ZAR	300,000	45,544
Inter-American Development Bank
4.25% 9/14/15	USD	10,000	11,304
International Bank for Reconstruction
& Development
2.375% 5/26/15		15,000	15,717
3.375% 4/30/15	NOK	90,000	15,481
3.625% 6/22/20	NOK	90,000	15,435
5.75% 10/21/19	AUD	179,000	174,595
Total Supranational Banks (cost $261,580)			287,907

U.S. Treasury Obligations – 0.12%
¥ U.S. Treasury Bond 4.375% 5/15/40	USD	25,000	28,082
U.S. Treasury Notes
1.25% 8/31/15		70,000	69,989
1.25% 9/30/15		5,000	4,993
Total U.S. Treasury Obligations
(cost $101,963)			103,064

	Number of
	Shares
Preferred Stock – 0.00%
• Citigroup Capital XIII 7.875%		450	117
Total Preferred Stock (cost $113)			117

	Principal
	Amount°
≠Discount Note – 5.13%
Federal Home Loan Bank
0.007% 10/1/10	USD	4,344,002	4,344,002
Total Discount Note
(cost $4,344,002)			4,344,002

Total Value of Securities – 102.19%
(cost $79,418,903)			86,613,991
Liabilities Net of Receivables
and Other Assets – (2.19%)			(1,855,720)
Net Assets Applicable to 9,038,962
Shares Outstanding – 100.00%			$84,758,271

Net Asset Value – Delaware Foundation Growth Allocation
Fund Class A ($37,248,275 / 3,966,471 Shares)			$9.39
Net Asset Value – Delaware Foundation Growth Allocation
Fund Class B ($3,273,763 / 356,960 Shares)			$9.17
Net Asset Value – Delaware Foundation Growth Allocation
Fund Class C ($6,788,846 / 739,418 Shares)			$9.18
Net Asset Value – Delaware Foundation Growth Allocation
Fund Class R ($8,135,997 / 871,864 Shares)			$9.33
Net Asset Value – Delaware Foundation Growth Allocation
Fund Institutional Class ($29,311,390 / 3,104,249 Shares)			$9.44

Components of Net Assets at September 30, 2010:
Shares of beneficial interest
(unlimited authorization – no par)	$77,667,771
Undistributed net investment income	995,884
Accumulated net realized loss on investments	(1,084,411)
Net unrealized appreciation of investments
and foreign currencies	7,179,027
Total net assets	$84,758,271

°Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
COP — Colombian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesian Rupiah
KRW — South Korean Wan
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
RUB — Russian Ruble
TRY — Turkish Lira
USD — United States Dollar
ZAR — South African Rand

†	Non income producing security.
«
Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2010.

Δ	Securities have been classified by country of origin.
•	Variable rate security. The rate shown is the rate as of September 30, 2010. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for financial futures contracts.
Φ	Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2010.
w
Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2010, the aggregate amount of Rule 144A securities was $2,222,077, which represented 2.62% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At September 30, 2010, the aggregate amount of illiquid securities was $401,224, which represented 0.47% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
=
Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2010, the aggregate amount of fair valued securities was $445, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
§	Developed Market – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Market – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

Summary of Abbreviations:
ADR — American Depositary Receipts
BCLY — Barclays
BOA — Bank of America Securities
CDS — Credit Default Swap
CGM — Citigroup Global Markets
CITI — Citibank
CMB — Chase Manhattan Bank
GDR — Global Depositary Receipts
GSC — Goldman Sachs & Co.
GNMA — Government National Mortgage Association
HKSB — Hong Kong Shanghai Bank
JPMS — JPMorgan Securities
MNB — Mellon National Bank
MSC — Morgan Stanley & Co.
NVDR — Non Voting Depositary Receipts
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — year

Net Asset Value and Offering Price Per Share –
Delaware Foundation® Growth Allocation Fund
Net asset value Class A (A)	$9.39
Sales charge (5.75% of offering price) (B)	0.57
Offering price	$9.96

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

(continues)       49

Statements of net assets

Delaware Foundation® Growth Allocation Fund

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BCLY	CAD	(44,567)	USD	43,139	10/29/10	$(148)
BCLY	GBP	(38,756)	USD	60,000	10/29/10	(870)
BOA	AUD	(110,750)	USD	101,244	10/29/10	(5,427)
BOA	CAD	(70,447)	USD	67,962	10/29/10	(462)
BOA	EUR	(31,444)	USD	40,016	10/29/10	(2,843)
BOA	MXN	257,511	USD	(19,723)	10/29/10	664
BOA	NOK	(792,357)	USD	127,648	10/29/10	(6,907)
CITI	GBP	(25,829)	USD	40,000	10/29/10	(567)
CITI	NOK	(502,940)	USD	81,313	10/29/10	(4,094)
CMB	BRL	170,123	USD	(97,800)	10/29/10	2,024
CMB	CLP	30,405,000	USD	(60,993)	10/29/10	1,986
CMB	EUR	(15,612)	USD	19,905	10/29/10	(1,375)
CMB	MYR	278,950	USD	(89,579)	10/29/10	600
CMB	NZD	41,268	USD	(29,754)	10/29/10	464
CMB	TRY	30,118	USD	(19,737)	10/28/10	983
GSC	CAD	47,264	USD	(45,534)	10/29/10	372
GSC	NOK	(71,900)	USD	11,618	10/29/10	(591)
HKSB	AUD	(214,063)	USD	195,540	10/29/10	(10,639)
HKSB	EUR	(12,109)	USD	15,427	10/29/10	(1,079)
HKSB	NOK	(472,465)	USD	76,202	10/29/10	(4,030)
MNB	EUR	16,510	USD	(22,523)	10/1/10	(14)
MNB	IDR	(79,023,700)	USD	8,854	10/4/10	6
MSC	AUD	(88,453)	USD	80,889	10/29/10	(4,306)
MSC	CAD	(40,871)	USD	39,413	10/29/10	(284)
MSC	EUR	(24,096)	USD	30,719	10/29/10	(2,124)
MSC	KRW	23,900,000	USD	(20,384)	10/29/10	552
MSC	MXN	225,131	USD	(17,296)	10/29/10	528
MSC	MYR	(186,552)	USD	59,900	10/29/10	(409)
MSC	NOK	117,173	USD	(18,905)	10/29/10	992
MSC	TRY	15,094	USD	(9,901)	10/28/10	483
						$(36,515)

Futures Contracts

	Notional			Unrealized
Contract to	Cost	Notional	Expiration	Appreciation
Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
(6) U.S. Treasury
5 yr Notes	$(719,658)	$(725,203)	12/31/10	$(5,545)
3 U.S. Treasury
10 yr Notes	376,134	378,141	12/21/10	2,007
1 U.S. Long Gilt	190,940	195,301	12/29/10	4,361
	$(152,584)			$823

Swap Contracts
CDS Contracts

	Swap		Annual		Unrealized
	Referenced	Notional	Protection	Termination	Appreciation
Counterparty	Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BCLY	ITRAXX Europe
	Subordinate
	Financials
	13.1 5 yr CDS	$150,000	1.00%	6/20/15	$(281)
BCLY	Kingdom of Spain
	5 yr CDS	80,000	1.00%	3/20/15	3,004
JPMS	ITRAXX Europe
	Subordinate
	Financials
	13.1 5 yr CDS	145,000	1.00%	6/20/15	(3,893)
JPMS	Portuguese
	Republic 5 yr CDS	38,000	1.00%	6/20/15	4,079
		$413,000			$2,909
	Protection Sold/
	Moody’s Rating:
CGM	MetLife
	5 yr CDS/A	$10,000	5.00%	9/20/14	$437
	Total				$3,346

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 9 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

Delaware Foundation® Moderate Allocation Fund
September 30, 2010

		Number of	Value
		Shares	(U.S. $)
Common Stock – 47.34%
U.S. Markets – 28.33%
Consumer Discretionary – 3.21%
†	AFC Enterprises	6,040	$74,896
†	Apollo Group Class A	12,700	652,145
†	Bally Technologies	1,970	68,852
	Big 5 Sporting Goods	4,100	55,022
†	Buffalo Wild Wings	1,835	87,878
†	Carmike Cinemas	3,615	31,523
†	CEC Entertainment	1,415	48,577
=	Century Communications Tracking	25,000	0
†	Citi Trends	1,880	45,515
†	Collective Brands	3,335	53,827
	Comcast Class A	36,200	654,496
	Cooper Tire & Rubber	3,300	64,779
†	DIRECTV Class A	1,100	45,793
†	DSW Class A	2,640	75,768
†	Ford Motor	13,070	159,977
†	G-III Apparel Group	2,830	88,805
	Guess	5,050	205,182
†	Gymboree	1,805	74,980
†	Iconix Brand Group	4,520	79,100
†	Jack in the Box	2,315	49,634
	Jarden	6,640	206,703
†	Jo-Ann Stores	1,895	84,422
	Jones Apparel Group	3,860	75,810
†	Jos. A Bank Clothiers	1,365	58,163
†	Kohl’s	3,790	199,657
†	Lincoln Educational Services	2,900	41,789
	Lowe’s	62,000	1,381,979
	Macy’s	6,340	146,391
	McDonald’s	5,500	409,805
	Meredith	5,275	175,710
†	Mobile Mini	1,580	24,237
	National CineMedia	3,400	60,860
	NIKE Class B	11,200	897,567
	Nordstrom	6,480	241,056
†	Perry Ellis International	3,090	67,517
	Phillips-Van Heusen	4,990	300,198
†	Prestige Brands Holdings	6,655	65,818
†	Shuffle Master	6,935	58,323
	Staples	38,800	811,696
	Starbucks	7,960	203,617
†	Steven Madden	1,970	80,888
	Tanger Factory Outlet Centers	2,055	96,873
	Target	1,640	87,642
†	Tenneco	2,935	85,027
	Time Warner Cable	4,340	234,317
†	Ulta Salon Cosmetics
	& Fragrance	2,530	73,876
	Viacom Class B	8,150	294,949
	Wal-Mart Stores	2,380	127,378
†	WMS Industries	3,220	122,585
			9,331,602
Consumer Staples – 2.63%
	Archer-Daniels-Midland	33,200	1,059,743
	Bunge	10,200	603,432
	Casey’s General Stores	1,870	78,073
	Coca-Cola	1,550	90,706
	Colgate-Palmolive	3,940	302,828
	CVS Caremark	32,780	1,031,587
	J&J Snack Foods	1,585	66,459
	Kimberly-Clark	11,940	776,697
	Kraft Foods Class A	20,800	641,888
	PepsiCo	6,020	399,969
	Procter & Gamble	19,750	1,184,407
	Safeway	32,100	679,236
†	Susser Holdings	7,115	99,610
	Walgreen	18,900	633,150
			7,647,785
Energy – 2.70%
	Berry Petroleum Class A	2,650	84,085
†	Bristow Group	1,900	68,552
†	Carrizo Oil & Gas	3,005	71,940
	Chevron	13,790	1,117,679
	ConocoPhillips	16,490	947,020
	EOG Resources	12,720	1,182,577
	EQT	2,200	79,332
	Exxon Mobil	13,410	828,604
†	Key Energy Services	6,770	64,383
	Lufkin Industries	2,705	118,750
	Marathon Oil	22,970	760,307
	National Oilwell Varco	19,470	865,831
	Occidental Petroleum	4,690	367,227
	Penn Virginia	2,775	44,511
†	Pioneer Drilling	8,860	56,527
†	Rosetta Resources	3,305	77,634
	Schlumberger	5,520	340,087
†	Swift Energy	2,245	63,040
†	Willbros Group	5,215	47,822
	Williams	33,700	644,007
			7,829,915
Financials – 3.35%
	AFLAC	3,860	199,601
	Allstate	22,300	703,565
	American Equity Investment
	Life Holding	6,480	66,355
	American Express	3,430	144,163
	AmTrust Financial Services	3,530	51,256
	Apollo Investment	7,135	72,991
	Bank of America	31,700	415,587
	Bank of New York Mellon	62,370	1,629,727
	BioMed Realty Trust	4,395	78,758
	Boston Private
	Financial Holdings	10,005	65,433
	Capital One Financial	3,400	134,470
	City Holding	1,975	60,573

(continues)     51

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	CME Group	2,900	$755,305
	Delphi Financial Group	2,810	70,222
	Dime Community Bancshares	6,480	89,748
	DuPont Fabros Technology	2,745	69,037
	EastGroup Properties	1,935	72,330
	Entertainment
	Properties Trust	1,905	82,258
	First Mercury Financial	5,645	56,902
	Flushing Financial	4,510	52,136
	GFI Group	10,520	48,813
@	Harleysville Group	1,960	64,268
	Home Properties	1,675	88,608
	Host Hotels & Resorts	11,018	159,541
@	Independent Bank	2,015	45,378
†	IntercontinentalExchange	9,240	967,612
	JPMorgan Chase	11,600	441,612
	Marsh & McLennan	26,400	636,768
†	optionsXpress Holdings	4,280	65,741
	Park National	840	53,794
†	Piper Jaffray	1,875	54,619
†	ProAssurance	1,300	74,867
	Prosperity Bancshares	2,225	72,246
	Provident Financial Services	5,095	62,974
	Prudential Financial	4,940	267,649
	Sovran Self Storage	2,105	79,780
	TCF Financial	5,960	96,492
†	Texas Capital Bancshares	3,065	52,933
	Torchmark	4,260	226,376
	Travelers	16,330	850,792
	Trustmark	3,190	69,351
	Webster Financial	3,295	57,860
	Wells Fargo	12,890	323,926
			9,732,417
Healthcare – 3.83%
	Abbott Laboratories	4,570	238,737
†	Acorda Therapeutics	1,520	50,190
†	Air Methods	1,130	46,985
†	Align Technology	5,035	98,585
†	Alkermes	5,210	76,327
	Allergan	17,500	1,164,275
†	Alliance HealthCare Services	7,897	36,168
†	Amgen	4,920	271,141
†	AMN Healthcare Services	8,175	42,020
	Baxter International	14,300	682,253
	Cardinal Health	20,300	670,712
†	Catalyst Health Solutions	2,000	70,420
†	Celera	6,990	47,113
†	Celgene	2,190	126,166
†	Conmed	3,550	79,556
†	CryoLife	6,630	40,244
†	Express Scripts	5,320	259,084
†	Gen-Probe	2,760	133,750
†	Gilead Sciences	5,760	205,114
†	Inspire Pharmaceuticals	9,510	56,585
	Johnson & Johnson	12,860	796,806
†	Martek Biosciences	2,315	52,388
†	Medco Health Solutions	24,300	1,265,058
	Merck	29,730	1,094,361
†	Merit Medical Systems	4,200	66,738
†	ONYX Pharmaceuticals	2,930	77,293
	Perrigo	7,000	449,540
	Pfizer	70,540	1,211,172
†	PharMerica	2,300	21,919
	Quest Diagnostics	14,000	706,580
†	Quidel	4,565	50,169
†	Regeneron
	Pharmaceuticals	3,035	83,159
†	SonoSite	2,450	82,100
†	Sun Healthcare Group	7,920	67,082
†	Thermo Fisher Scientific	3,470	166,144
	UnitedHealth Group	11,140	391,125
†	Vertex Pharmaceuticals	2,460	85,042
	West Pharmaceutical Services	1,855	63,645
			11,125,746
Industrials – 2.48%
	AAON	2,430	57,154
	Acuity Brands	1,900	84,056
†	Alaska Air Group	4,970	253,619
	Applied Industrial Technologies	2,865	87,669
	Barnes Group	3,365	59,190
	Caterpillar	2,590	203,781
†	Chart Industries	3,325	67,697
†	Columbus McKinnon	3,895	64,618
†	CRA International	1,670	30,144
	Cummins	1,110	100,544
	Deere	2,430	169,565
	Ducommun	2,370	51,619
	ESCO Technologies	1,675	55,711
†	Esterline Technologies	1,570	89,851
	Expeditors International Washington	17,700	818,270
	Fluor	3,360	166,421
	General Electric	24,220	393,575
†	Gibraltar Industries	6,260	56,215
	Granite Construction	1,430	32,518
	Honeywell International	5,970	262,322
†	Hub Group Class A	3,140	91,876
†	Kadant	2,520	47,653
†	Kforce	5,140	70,521
	Koppers Holdings	2,850	76,580
	Lincoln Electric Holdings	3,130	180,977
	Lockheed Martin	1,230	87,674
	Manpower	3,030	158,166
	McGrath RentCorp	1,495	35,805
†	Metalico	15,230	58,331
†	MYR Group/Delaware	3,725	61,053
	Norfolk Southern	4,560	271,366

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Industrials (continued)
	Northrop Grumman	13,360	$810,016
	Republic Services	4,110	125,314
	Rockwell Collins	2,140	124,655
	Roper Industries	2,010	131,012
†	Tetra Tech	2,630	55,151
†	Titan Machinery	3,555	57,947
	Towers Watson Class A	600	29,508
†	Tutor Perini	2,440	49,020
	Union Pacific	3,330	272,394
†	United Stationers	1,580	84,546
	United Technologies	5,700	406,011
†	URS	2,810	106,724
	US Ecology	3,225	51,600
	Waste Management	18,600	664,764
			7,213,203
Information Technology – 7.38%
†	Adobe Systems	29,200	763,580
†	Amkor Technology	9,415	61,857
†	Anixter International	1,420	76,666
†	Apple	8,130	2,306,888
†	Applied Micro Circuits	5,135	51,350
†	Atheros Communications	2,500	65,875
†	Cisco Systems	20,800	455,520
†	EMC/Massachusetts	15,770	320,289
	Expedia	3,990	112,558
†	FARO Technologies	3,580	78,080
†	Google Class A	3,000	1,577,370
	Hewlett-Packard	10,120	425,748
	iGate	3,725	67,572
	Intel	49,020	942,655
	International Business Machines	6,420	861,179
†	Intuit	27,900	1,222,299
†	IPG Photonics	2,610	63,005
†	IXYS	6,495	62,027
†	j2 Global Communications	3,045	72,441
†	JDA Software Group	2,890	73,290
†	Lawson Software	10,195	86,352
†	Liquidity Services	3,865	61,879
†	LogMeIn	890	32,022
	MasterCard Class A	4,250	952,000
†	MEMC Electronic Materials	19,500	232,440
	Microsoft	25,440	623,026
†	Motorola	81,300	693,489
†	NetApp	5,040	250,942
†	NETGEAR	3,140	84,811
	NIC	7,165	59,398
†	Nuance Communications	6,650	104,006
†	ON Semiconductor	10,950	78,950
†	priceline.com	3,450	1,201,773
†	Progress Software	1,990	65,869
	QUALCOMM	34,940	1,576,493
	Quality Systems	1,395	92,502
†	QuinStreet	3,365	50,576
†	Rackspace Hosting	2,870	74,563
†	Radiant Systems	3,815	65,237
†	RightNow Technologies	3,400	66,980
†	Rofin-Sinar Technologies	2,605	66,115
†	SAVVIS	3,475	73,253
†	Semtech	3,110	62,791
†	SolarWinds	3,700	63,862
†	SS&C Technologies Holdings	3,535	55,853
†	Symantec	12,630	191,597
†	Synaptics	2,130	59,938
†	Tekelec	5,060	65,578
†	TeleTech Holdings	3,685	54,685
†	Teradata	20,000	771,200
†	ValueClick	6,340	82,927
†	VeriSign	28,800	914,112
†	ViaSat	1,730	71,120
	Visa Class A	18,600	1,381,236
†	Vocus	3,790	70,039
	Xerox	72,300	748,305
†	Yahoo	40,700	576,719
			21,422,887
Materials – 0.68%
	Alcoa	8,980	108,748
	Cliffs Natural Resources	2,300	147,016
	Dow Chemical	7,860	215,836
	duPont (E.I.) deNemours	15,200	678,224
†	KapStone Paper
	& Packaging	5,700	69,198
†	Owens-Illinois	5,980	167,799
∏†=	PT Holdings	35	0
	Rock-Tenn Class A	1,630	81,190
†	Rockwood Holdings	2,315	72,853
	Schulman (A.)	2,710	54,607
	Silgan Holdings	2,070	65,619
	Temple-Inland	6,230	116,252
	United States Steel	4,660	204,294
			1,981,636
Telecommunications – 1.33%
	Alaska Communications
	Systems Group	5,190	52,679
†	Arris Group	5,210	50,902
	AT&T	35,350	1,011,010
	Atlantic Tele-Network	740	36,438
†	Crown Castle International	27,600	1,218,540
†	GeoEye	600	24,288
†	Knology	4,350	58,421
	NTELOS Holdings	3,435	58,120
	Plantronics	2,140	72,289
†	Polycom	13,800	376,464
	Qwest Communications
	International	35,620	223,337
	Verizon Communications	20,900	681,131
			3,863,619

(continues)       53

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Utilities – 0.74%
American Electric Power	8,310	$301,071
Cleco	2,200	65,164
Edison International	18,400	632,776
MDU Resources Group	6,740	134,463
NorthWestern	2,305	65,693
† NRG Energy	8,500	176,970
Otter Tail	1,895	38,639
Progress Energy	14,400	639,648
UIL Holdings	1,650	46,464
UNITIL	1,955	42,912
		2,143,800
Total U.S. Markets
(cost $67,371,076)		82,292,610

§Developed Markets – 11.04%
Consumer Discretionary – 2.11%
Autoliv	5,900	385,447
Bayerische Motoren Werke	13,303	932,767
Don Quijote	23,600	586,147
Esprit Holdings	56,480	306,462
PPR	2,454	397,297
Publicis Groupe	7,651	363,416
Round One	49,758	181,827
Techtronic Industries	714,500	702,630
Toyota Motor	23,889	858,075
Vivendi	28,820	787,800
Yue Yuen
Industrial Holdings	167,000	618,806
		6,120,674
Consumer Staples – 0.90%
Coca-Cola Amatil	51,900	601,026
First Pacific	1	1
Greggs	72,400	541,046
Metro	11,420	746,244
Parmalat	287,517	737,718
		2,626,035
Energy – 0.33%
† Nabors Industries	7,110	128,407
Noble	3,730	126,037
Total	13,612	701,582
		956,026
Financials – 1.55%
Alterra Capital Holdings	3,135	62,449
Aspen Insurance Holdings	4,300	130,204
AXA	35,797	625,909
Banco Santander	63,559	807,348
Franshion Properties China	196,000	58,101
Mitsubishi UFJ Financial Group	140,473	654,694
Nordea Bank	61,964	645,439
Standard Chartered	26,552	762,076
UniCredit	300,819	768,158
		4,514,378
Healthcare – 1.06%
† Eurand	7,195	70,799
Meda Class A	89,423	713,855
Novartis	13,157	754,679
Novo Nordisk ADR	8,800	866,272
Sanofi-Aventis	10,278	684,861
		3,090,466
Industrials – 2.23%
Alstom	13,454	686,377
Asahi Glass	57,000	581,166
Cie de Saint-Gobain	12,190	542,286
Deutsche Post	38,911	709,269
Finmeccanica	61,491	730,611
† Flextronics International	1,100	6,644
ITOCHU	81,749	748,292
Koninklijke Philips Electronics	10,610	333,494
Singapore Airlines	44,083	546,932
Teleperformance	28,525	812,791
Tianjin Development Holdings	110,000	85,064
Vallourec	6,902	685,695
		6,468,621
Information Technology – 0.73%
Accenture Class A	3,500	148,715
† CGI Group Class A	92,754	1,396,403
Nokia	52,838	530,910
† SMART Technologies
Class A	3,955	53,590
		2,129,618
Materials – 1.01%
Agrium	5,210	390,698
Alumina ADR	13,175	92,225
† Anglo American ADR	4,800	95,512
ArcelorMittal	11,688	384,986
Lafarge	9,855	564,304
Rexam	137,979	665,664
Syngenta ADR	15,100	751,829
		2,945,218
Telecommunications – 0.93%
China Mobile ADR	9,625	492,126
China Unicom Hong
Kong ADR	17,543	255,426
Philippine Long Distance
Telephone ADR	1,800	107,748
Telefonica	31,690	784,811
TELUS	14,814	658,272
Vodafone Group	158,262	390,585
		2,688,968
Utilities – 0.19%
National Grid	63,800	541,725
		541,725
Total Developed Markets
(cost $26,167,524)		32,081,729

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
XEmerging Markets – 7.97%
Consumer Discretionary – 0.23%
†	Focus Media Holding ADR	5,850	$142,155
	Grupo Televisa ADR	8,800	166,496
	Santos Brasil Participacoes	12,600	135,400
†	Turk Sise ve
	Cam Fabrikalari	69,703	124,323
	Wal-Mart de Mexico
	Series V	34,348	86,398
			654,772
Consumer Staples – 0.64%
	Brazil Foods ADR	13,600	211,208
	Chaoda Modern
	Agriculture Holdings	828,000	686,185
@	Cresud ADR	13,969	224,063
	Fomento Economico
	Mexicano ADR	2,725	138,239
	KT&G	1,221	72,816
	Lotte Chilsung Beverage	324	218,794
	Lotte Confectionery	136	159,467
	Tingyi Cayman
	Islands Holding	19,816	54,655
	Tsingtao Brewery	16,162	93,111
			1,858,538
Energy – 1.37%
	China Petroleum &
	Chemical ADR	800	70,624
	CNOOC	468,000	907,180
	CNOOC ADR	300	58,290
	Gazprom ADR	14,165	297,323
	LUKOIL ADR	2,300	130,410
	PetroChina ADR	1,600	186,272
	Petroleo Brasileiro
	SA ADR	20,300	736,281
	Petroleo Brasileiro
	SP ADR	17,200	564,504
	Polski Koncern
	Naftowy Orlen	8,420	115,880
	PTT	15,243	148,663
@	PTT Exploration
	& Production	12,300	62,412
#	Reliance Industries
	144A GDR	5,458	243,427
†	Rosneft Oil GDR	25,400	169,418
	Sasol ADR	4,400	197,076
	Tambang Batubara
	Bukit Asam	44,491	96,958
			3,984,718
Financials – 1.55%
	ABSA Group	4,883	93,874
	Akbank TAS	15,642	95,701
	Banco Bradesco ADR	9,302	189,575
	Banco do Brasil	9,800	184,526
	Banco Santander
	Brasil ADR	25,200	347,004
	Bangkok Bank	24,313	124,970
	Bank of China	348,000	182,546
	Cathay Financial Holding	72,450	110,881
	China Construction Bank	210,700	184,660
	Credicorp	1,350	153,765
	Cyrela Brazil Realty	9,596	135,244
	Fubon Financial Holding	127,044	156,565
@	Hong Leong Bank	31,800	93,843
	Industrial & Commercial
	Bank of China	240,000	178,788
@	IRSA Inversiones y
	Representaciones ADR	6,075	89,849
	KB Financial Group ADR	10,089	432,533
	KLCC Property Holdings	88,900	95,320
	Malayan Banking	76,216	217,263
	OTP Bank	2,604	68,369
	Powszechny Zaklad
	Ubezpieczen	1,852	261,253
	Samsung Life Insurance	1,730	157,790
@	Sberbank	119,117	334,123
	Shanghai Forte Land	268,000	80,135
	Standard Bank Group	11,836	188,488
	Turkiye Is Bankasi
	Class C	19,681	83,677
†	UEM Land Holdings	261,723	198,387
	VTB Bank GDR	11,700	67,334
			4,506,463
Healthcare – 0.03%
†	Hypermarcas	6,600	101,164
			101,164
Industrials – 0.34%
	All America Latina Logistica	9,300	94,776
†	Empresas ADR	10,400	101,088
	Fosun International	177,815	141,401
	Guangshen Railway ADR	7,600	141,132
†	Hollysys Automation Technologies	10,100	113,019
	LG Electronics	2,229	187,860
	Siam Cement NVDR	7,700	84,484
	United Tractors	50,811	116,424
			980,184
Information Technology – 1.44%
†	AsiaInfo Linkage	7,600	149,948
	Asustek Computer	7,000	50,256
	Hon Hai Precision Industry	54,320	204,571
	HTC	52,350	1,189,620
	LG Display ADR	5,200	90,688
	MediaTek	3,006	42,296
	Samsung Electronics	735	500,851
†	Shanda Games ADR	12,200	65,392
†	Shanda Interactive
	Entertainment ADR	5,900	230,985
†	Sina	2,950	149,211

(continues)       55

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

	Number of		Value
	Shares		(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Information Technology (continued)
† Sohu.com		16,500	$950,730
Taiwan Semiconductor
Manufacturing		83,069	165,073
Taiwan Semiconductor
Manufacturing ADR		17,700	179,478
United Microelectronics		508,000	225,506
			4,194,605
Materials – 1.01%
Anglo Platinum		1,776	168,422
ArcelorMittal
South Africa		15,176	179,276
Braskem ADR		10,175	208,893
Cemex ADR		34,712	295,053
Cia de Minas
Buenaventura ADR		3,150	142,317
† Fibria Celulose ADR		7,900	136,591
Impala Platinum Holdings		3,920	101,231
Israel Chemicals		7,300	102,986
MMC Norilsk Nickel ADR		5,944	101,345
POSCO ADR		1,625	185,218
Vale ADR		42,225	1,320,375
			2,941,707
Telecommunications – 1.00%
America Movil ADR		2,100	111,993
Chunghwa Telecom ADR		32,717	733,515
† Foxconn International Holdings		108,000	79,341
KT ADR		12,650	258,819
LG Uplus		22,965	148,434
MTN Group		10,112	182,794
SK Telecom ADR		30,025	524,537
Turkcell Iletisim
Hizmet ADR		15,750	263,970
Vivo Participacoes ADR		5,100	138,567
Vodacom Group		45,793	454,960
			2,896,930
Utilities – 0.36%
Centrais Eletricas
Brasileiras ADR		29,800	382,930
Datang International
Power Generation		235,255	98,239
Huadian Power
International		392,000	98,014
Huaneng Power
International ADR		10,425	258,123
Light		8,100	103,399
Polska Grupa Energetyczna		11,553	93,411
			1,034,116
Total Emerging Markets
(cost $19,251,920)			23,153,197

Total Common Stock
(cost $112,790,520)			137,527,536

Convertible Preferred Stock – 0.02%
Banking, Finance & Insurance – 0.00%
Aspen Insurance Holdings
5.625% exercise price $29.28,
expiration date 12/31/49		300	16,838
			16,838
Healthcare & Pharmaceuticals – 0.02%
Mylan 6.50% exercise price
$17.08, expiration
date 11/15/10		50	55,887
			55,887
Total Convertible Preferred Stock
(cost $69,902)			72,725

Exchange-Traded Fund – 8.54%
iShares MSCI EAFE
Growth Index		437,690	24,812,646
Total Exchange-Traded Fund
(cost $19,941,679)			24,812,646

	Principal
	Amount°
Agency Asset-Backed Securities – 0.03%
Fannie Mae Grantor
Trust Series 2003-T4
2A5 5.407% 9/26/33	USD	63,272	61,418
• Fannie Mae Whole
Loan Series
2002-W11 AV1
0.596% 11/25/32		19,069	17,018
Total Agency Asset-Backed
Securities (cost $81,837)			78,436

Agency Collateralized Mortgage Obligations – 0.55%
Fannie Mae Grantor
Trust Series 2001-T8
A2 9.50% 7/25/41		57,318	70,215
Fannie Mae REMICs
Series 1996-46 ZA
7.50% 11/25/26		60,767	67,998
Series 2003-26 AT
5.00% 11/25/32		295,000	317,495
Series 2003-122
4.50% 2/25/28		50,317	52,018
Series 2010-41 PN
4.50% 4/25/40		120,000	128,838
Freddie Mac REMICs
Series 1730 Z
7.00% 5/15/24		50,050	57,964
Series 2662 MA
4.50% 10/15/31		78,215	82,299
Series 2872 GC
5.00% 11/15/29		200,000	209,341
Series 3022 MB
5.00% 12/15/28		136,837	140,622

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac REMICs (continued)
	Series 3337 PB
	5.50% 7/15/30	USD	170,000	$175,477
	GNMA Series 2010-113
	KE 4.50% 9/20/40		295,000	307,169
Total Agency Collateralized
	Mortgage Obligations
	(cost $1,564,941)			1,609,436

Agency Mortgage-Backed Securities – 5.96%
	Fannie Mae
	6.50% 8/1/17		53,756	58,125
	Fannie Mae Relocation
	30 yr 5.00% 1/1/36		49,509	51,840
	Fannie Mae S.F. 15 yr
	5.00% 9/1/18		61,644	65,789
	5.50% 6/1/22		36,988	39,837
	Fannie Mae S.F. 15 yr TBA
	4.00% 10/1/25		1,195,000	1,247,281
	4.50% 11/1/25		1,155,000	1,213,110
	5.50% 10/1/25		1,250,000	1,344,629
	Fannie Mae S.F. 20 yr
	5.50% 8/1/28		81,093	86,495
	Fannie Mae S.F. 30 yr
	4.50% 6/1/38		106,271	110,855
	5.00% 12/1/36		264,212	279,296
	5.00% 12/1/37		73,803	77,751
	5.00% 2/1/38		56,040	59,035
	6.50% 2/1/36		100,934	111,848
	7.50% 6/1/31		39,345	44,923
	Fannie Mae S.F.
	30 yr TBA
	4.00% 10/1/40		2,145,000	2,204,657
	4.00% 11/1/40		600,000	615,000
	4.50% 10/1/40		1,035,000	1,077,694
	5.00% 10/1/40		2,545,000	2,678,612
	6.00% 10/1/40		2,375,000	2,550,897
•	Freddie Mac ARM
	3.357% 4/1/34		19,221	20,192
	5.677% 7/1/36		60,533	63,868
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14		94,049	98,402
	5.00% 6/1/18		73,210	78,190
	Freddie Mac S.F. 30 yr
	7.00% 11/1/33		43,594	49,461
	Freddie Mac S.F. 30 yr TBA
	5.50% 10/1/40		990,000	1,050,019
	6.00% 10/1/40		1,305,000	1,399,000
	6.50% 10/1/40		565,000	615,144
	GNMA I S.F. 30 yr
	7.50% 9/15/31		19,003	21,827
Total Agency Mortgage-Backed
	Securities (cost $17,243,923)			17,313,777

Commercial Mortgage-Backed Securities – 1.78%
#	American Tower Trust
	Series 2007-1A AFX
	144A 5.42% 4/15/37		100,000	109,888
	Bank of America
	Commercial
	Mortgage Securities
	•Series 2004-3 A5
	5.596% 6/10/39		55,000	59,964
	•Series 2005-1 A5
	5.325% 11/10/42		95,000	104,171
	Series 2006-4 A4
	5.634% 7/10/46		135,000	146,137
	Bear Stearns Commercial
	Mortgage Securities
	•Series 2004-PWR4
	A3 5.468% 6/11/41		70,000	76,935
	•Series 2005-PW10
	A4 5.405% 12/11/40		90,000	97,760
	•Series 2005-T20 A4A
	5.296% 10/12/42		75,000	82,922
	•Series 2006-PW12
	A4 5.907% 9/11/38		345,000	385,150
	Series 2007-PW15
	A4 5.331% 2/11/44		55,000	56,593
•	Citigroup Commercial
	Mortgage Trust
	Series 2004-C1 A4
	5.546% 4/15/40		350,000	382,204
w	Commercial Mortgage Pass
	Through Certificates
	•Series 2005-C6 A5A
	5.116% 6/10/44		85,000	92,781
	Series 2006-C7 A2
	5.69% 6/10/46		140,000	142,041
•	Credit Suisse Mortgage
	Capital Certificates
	Series 2006-C1 AAB
	5.681% 2/15/39		75,000	81,064
	First Union National
	Bank-Bank of
	America Commercial
	Mortgage Trust
	Series 2001-C1 C
	6.403% 3/15/33		60,000	60,566
	Goldman Sachs
	Mortgage Securities II
	Series 2004-GG2 A3
	4.602% 8/10/38		32,690	32,982
	•Series 2004-GG2 A5
	5.279% 8/10/38		75,000	81,303
	•Series 2004-GG2 A6
	5.396% 8/10/38		100,000	109,078
	Series 2005-GG4 A4
	4.761% 7/10/39		160,000	168,062

(continues)       57

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
	Goldman Sachs Mortgage
	Securities II (continued)
	Series 2005-GG4
	A4A 4.751% 7/10/39	USD	120,000	$129,033
	#Series 2010-C1 A2
	144A 4.592% 9/1/40		165,000	177,028
•	Greenwich Capital
	Commercial Funding
	Series 2004-GG1 A7
	5.317% 6/10/36		40,000	43,840
	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37		115,000	121,277
	Series 2003-C1 A2
	4.985% 1/12/37		162,000	172,275
	•Series 2005-LDP5 A4
	5.363% 12/15/44		610,000	671,727
	LB-UBS Commercial
	Mortgage Trust
	Series 2002-C1 A4
	6.462% 3/15/31		168,001	177,546
	Series 2004-C1 A4
	4.568% 1/15/31		100,000	106,226
•	Merrill Lynch Mortgage
	Trust Series 2006-C1
	ASB 5.838% 5/12/39		155,000	167,384
•	Morgan Stanley Capital I
	Series 2004-T15 A4
	5.27% 6/13/41		500,000	545,081
	Series 2007-T27 A4
	5.802% 6/11/42		155,000	171,927
#	OBP Depositor
	Trust Series
	2010-OBP A 144A
	4.646% 7/15/45		135,000	146,025
	Wachovia Bank Commercial
	Mortgage Trust
	•Series 2005-C20 A5
	5.087% 7/15/42		105,000	107,491
	Series 2006-C28 A2
	5.50% 10/15/48		165,000	169,135
Total Commercial Mortgage-Backed
	Securities (cost $4,738,439)			5,175,596

Convertible Bonds – 0.97%
Aerospace & Defense – 0.03%
	L-3 Communications
	Holdings 3.00%
	exercise price
	$98.94, expiration
	date 8/1/35		75,000	75,938
				75,938
Automobiles & Automotive Parts – 0.02%
	ArvinMeritor
	4.00% exercise price
	$26.73, expiration
	date 2/15/27		50,000	45,750
				45,750
Banking, Finance & Insurance – 0.05%
	Jefferies Group 3.875% exercise
	price $39.20, expiration
	date 11/1/29		70,000	70,788
#	SVB Financial Group 144A
	3.875% exercise price $53.04,
	expiration date 4/15/11		74,000	75,295
				146,083
Basic Materials – 0.07%
	Rayonier TRS Holdings
	3.75% exercise price
	$54.81, expiration
	date 10/15/12		124,000	136,245
#	Sino-Forest 144A
	5.00% exercise price
	$20.29, expiration
	date 8/1/13		67,000	75,710
				211,955
Computers & Technology – 0.03%
	Euronet Worldwide
	3.50% exercise price
	$40.48, expiration
	date 10/15/25		40,000	39,250
	SanDisk 1.00% exercise
	price $82.35,
	expiration date
	5/15/13		53,000	48,893
				88,143
Electronics & Electrical Equipment – 0.09%
	Advanced Micro Devices
	6.00% exercise price
	$28.08, expiration
	date 5/1/15		88,000	87,010
	Intel 2.95% exercise
	price $30.75,
	expiration date
	12/15/35		65,000	64,594
	Linear Technology
	3.00% exercise price
	$45.36, expiration
	date 5/1/27		112,000	114,240
				265,844
Energy – 0.10%
	Chesapeake Energy
	2.25% exercise price
	$85.89, expiration
	date 12/15/38		270,000	208,913

		Principal		Value
		Amount°		(U.S. $)
	Convertible Bonds (continued)
	Energy (continued)
	Transocean
	1.50% exercise price
	$168.61, expiration
	date 12/15/37	USD	55,000	$54,106
	1.625% exercise
	price $168.61,
	expiration date
	12/15/37		40,000	39,900
				302,919
Healthcare & Pharmaceuticals – 0.19%
	Alere 3.00% exercise price
	$43.98, expiration
	date 5/15/16		45,000	42,919
	Amgen 0.375% exercise
	price $79.48, expiration
	date 2/1/13		85,000	84,681
Φ	Hologic 2.00% exercise
	price $38.59, expiration
	date 12/15/37		159,000	147,870
	LifePoint Hospitals 3.50%
	exercise price $51.79,
	expiration date 5/15/14		92,000	92,000
	Medtronic 1.625% exercise
	price $54.79, expiration
	date 4/15/13		184,000	184,689
				552,159
Leisure, Lodging & Entertainment – 0.07%
#	Gaylord Entertainment 144A
	3.75% exercise price $27.25,
	expiration date 10/1/14		59,000	77,290
	International Game Technology
	3.25% exercise price $19.97,
	expiration date 5/1/14		30,000	32,775
	Live Nation Entertainment
	2.875% exercise price $27.14,
	expiration date 7/15/27		95,000	81,700
				191,765
	Packaging & Containers – 0.02%
#	Owens-Brockway Glass Container
	144A 3.00% exercise price
	$47.47, expiration date 6/1/15		44,000	43,340
				43,340
	Real Estate – 0.13%
#	Digital Realty Trust 144A
	5.50% exercise price $42.49,
	expiration date 4/15/29		26,000	39,910
	Health Care REIT 4.75% exercise
	price $50.00, expiration
	date 7/15/27		79,000	87,888
#	Lexington Realty Trust 144A
	6.00% exercise price $7.09,
	expiration date 1/15/30		80,000	89,700
	National Retail Properties
	5.125% exercise price $25.42,
	expiration date 6/15/28		140,000	158,024
				375,522
	Telecommunications – 0.15%
	Alaska Communications Systems
	Group 5.75% exercise price
	$12.90, expiration date 3/1/13		67,000	67,335
	Alcatel-Lucent USA
	2.875% exercise price $15.35,
	expiration date 6/15/25		85,000	77,456
	Leap Wireless International
	4.50% exercise price $93.21,
	expiration date 7/15/14		125,000	111,718
	Level 3 Communications
	5.25% exercise price $3.98,
	expiration date 12/15/11		21,000	21,105
	NII Holdings 3.125% exercise price
	$118.32, expiration
	date 6/15/12		62,000	60,450
	SBA Communications
	4.00% exercise price $30.38,
	expiration date 10/1/14		29,000	42,666
	VeriSign 3.25% exercise price
	$34.37, expiration date 8/15/37		60,000	65,025
				445,755
	Transportation – 0.02%
	Bristow Group 3.00% exercise
	price $77.34, expiration
	date 6/15/38		77,000	69,878
				69,878
	Total Convertible Bonds
	(cost $2,485,002)			2,815,051

	Corporate Bonds – 23.97%
	Banking – 2.42%
#	Bank Nederlandse
	Gemeenten 144A
	1.75% 10/6/15		210,000	208,913
	Bank of America
	3.70% 9/1/15		235,000	237,683
	5.625% 7/1/20		245,000	259,378
	Bank of New
	York Mellon
	4.95% 3/15/15		130,000	145,367
	BB&T 5.25% 11/1/19		399,000	430,262
•	BB&T Capital Trust IV
	6.82% 6/12/57		200,000	200,750
	City National
	5.25% 9/15/20		190,000	194,100
#	Export-Import Bank
	of Korea 144A
	5.25% 2/10/14		225,000	245,143

(continues)       59

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Banking (continued)
	JPMorgan Chase
	4.40% 7/22/20	USD	125,000	$128,267
	5.875% 6/13/16		285,000	323,194
	7.00% 6/28/17	RUB	8,000,000	248,339
	JPMorgan Chase
	Capital XXV
	6.80% 10/1/37	USD	175,000	178,425
	Key Bank
	5.80% 7/1/14		290,000	316,453
	Korea Development
	Bank
	4.375% 8/10/15		165,000	175,220
	8.00% 1/23/14		200,000	234,124
#	National Agricultural
	Cooperative
	Federation 144A
	5.00% 9/30/14		100,000	107,201
	Oesterreichische
	Kontrollbank
	1.75% 10/5/15		150,000	150,415
	PNC Funding
	5.125% 2/8/20		530,000	574,840
	5.25% 11/15/15		205,000	227,944
	5.625% 2/1/17		220,000	240,534
•#	PNC Preferred Funding
	Trust II 144A
	6.113% 3/29/49		300,000	219,253
•#	Rabobank
	Nederland 144A
	11.00% 12/29/49		275,000	358,559
	Rentenbank
	6.00% 7/15/14	AUD	139,000	135,820
	SVB Financial Group
	5.375% 9/15/20	USD	305,000	310,402
•	USB Capital IX
	6.189% 10/29/49		340,000	270,300
	Wachovia
	5.25% 8/1/14		55,000	59,835
	5.625% 10/15/16		310,000	345,319
•	Wells Fargo Capital XIII
	7.70% 12/29/49		301,000	313,793
	Zions Bancorporation
	5.65% 5/15/14		27,000	26,797
	7.75% 9/23/14		147,000	155,893
				7,022,523
Basic Industry – 2.02%
	Alcoa 6.15% 8/15/20		210,000	216,308
#	Algoma Acquisition 144A
	9.875% 6/15/15		117,000	104,861
	ArcelorMittal
	9.85% 6/1/19		250,000	321,824
#	Braskem Finance 144A
	7.00% 5/7/20		100,000	106,125
	Century Aluminum
	8.00% 5/15/14		115,850	114,981
	CF Industries
	7.125% 5/1/20		111,000	121,684
	Cliffs Natural Resources
	4.80% 10/1/20		215,000	218,663
	5.90% 3/15/20		85,000	93,488
	6.25% 10/1/40		105,000	104,219
	Compass Minerals
	International
	8.00% 6/1/19		90,000	95,513
	Cytec Industries
	8.95% 7/1/17		365,000	461,073
	Dow Chemical
	8.55% 5/15/19		520,000	657,651
	DuPont (E.I.)
	deNemours
	3.625% 1/15/21		680,000	692,307
#	Essar Steel
	Algoma 144A
	9.375% 3/15/15		17,000	17,170
#	FMG Finance 144A
	10.625% 9/1/16		298,000	368,403
	Freeport-McMoRan
	Copper & Gold
	8.375% 4/1/17		105,000	117,355
#	Georgia-Pacific 144A
	8.25% 5/1/16		44,000	49,115
	Hexion U.S. Finance/
	Nova Scotia
	8.875% 2/1/18		95,000	93,575
	9.75% 11/15/14		105,000	109,725
	International Paper
	9.375% 5/15/19		470,000	610,682
#	MacDermid 144A
	9.50% 4/15/17		26,000	27,300
•	Noranda Aluminum
	Acquisition PIK
	5.373% 5/15/15		106,415	90,053
	Novelis
	11.50% 2/15/15		77,000	88,358
#	PE Paper Escrow 144A
	12.00% 8/1/14		100,000	115,680
	Reliance Steel
	& Aluminum
	6.85% 11/15/36		185,000	185,767
	Ryerson
	•7.841% 11/1/14		8,000	7,490
	12.00% 11/1/15		120,000	124,200
	Steel Dynamics
	7.75% 4/15/16		22,000	22,990
	Teck Resources
	9.75% 5/15/14		119,000	146,832
	10.25% 5/15/16		49,000	59,601
	10.75% 5/15/19		5,000	6,306

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	Vale Overseas
	6.875% 11/21/36	USD	194,000	$222,122
	6.875% 11/10/39		90,000	103,586
				5,875,007
Brokerage – 0.66%
•	Bear Stearns
	5.16% 12/7/12	AUD	430,000	407,403
	ETrade Financial PIK
	12.50% 11/30/17	USD	172,000	196,940
	Goldman Sachs Group
	3.70% 8/1/15		50,000	51,212
	5.375% 3/15/20		625,000	659,981
	Jefferies Group
	6.25% 1/15/36		35,000	32,233
	6.45% 6/8/27		260,000	256,190
	Lazard Group
	6.85% 6/15/17		113,000	121,172
	7.125% 5/15/15		162,000	176,905
				1,902,036
Capital Goods – 0.91%
	Allied Waste North
	America
	6.875% 6/1/17		285,000	314,992
	7.125% 5/15/16		218,000	233,803
	AMH Holdings
	11.25% 3/1/14		57,000	59,850
	Anixter
	10.00% 3/15/14		3,000	3,296
#	BAE Systems Holdings
	144A 4.95% 6/1/14		25,000	27,611
	Case New Holland
	7.75% 9/1/13		67,000	73,114
	Casella Waste Systems
	9.75% 2/1/13		96,000	97,200
	11.00% 7/15/14		50,000	55,000
#	Cemex Finance 144A
	9.50% 12/14/16		100,000	101,120
	Graham Packaging/
	GPC Capital I
	9.875% 10/15/14		11,000	11,468
	Intertape Polymer
	8.50% 8/1/14		62,000	53,165
	Jabil Circuit
	7.75% 7/15/16		38,000	41,848
	JSG Funding
	7.75% 4/1/15		77,000	78,155
	L-3 Communications
	4.75% 7/15/20		295,000	310,010
	5.875% 1/15/15		35,000	35,963
#	Meccanica Holdings
	USA 144A
	6.25% 7/15/19		305,000	338,841
#	Plastipak Holdings 144A
	10.625% 8/15/19		67,000	74,705
	Ply Gem Industries
	13.125% 7/15/14		147,000	150,491
	Pregis 12.375% 10/15/13		139,000	140,390
	RBS Global/Rexnord
	11.75% 8/1/16		77,000	82,775
	Sanmina-SCI
	8.125% 3/1/16		141,000	145,230
	Solo Cup
	8.50% 2/15/14		72,000	62,280
	Thermadyne Holdings
	11.25% 2/1/14		62,000	63,240
#	Trimas 144A
	9.75% 12/15/17		67,000	72,360
#	USG 144A
	9.75% 8/1/14		13,000	13,618
				2,640,525
Consumer Cyclical – 1.36%
#	Allison Transmission 144A
	11.00% 11/1/15		151,000	164,590
	American Axle &
	Manufacturing
	7.875% 3/1/17		57,000	56,786
	ArvinMeritor
	8.125% 9/15/15		167,000	169,923
	Burlington Coat Factory
	Investment Holdings
	14.50% 10/15/14		231,000	247,747
#	CKE Restaurants 144A
	11.375% 7/15/18		110,000	113,300
#w	CVS Pass Through
	Trust 144A
	8.353% 7/10/31		397,042	493,420
#	Equinox Holdings 144A
	9.50% 2/1/16		18,000	18,495
	Ford Motor
	7.45% 7/16/31		293,000	306,917
	Ford Motor Credit
	12.00% 5/15/15		185,000	233,215
	Global Cash Access
	8.75% 3/15/12		46,000	45,770
	Harrah’s Operating
	10.00% 12/15/18		116,000	93,235
	Interface
	9.50% 2/1/14		19,000	19,736
	11.375% 11/1/13		57,000	64,980
#	Invista 144A
	9.25% 5/1/12		5,000	5,075
	K Hovnanian Enterprises
	6.25% 1/15/15		47,000	35,485
	7.50% 5/15/16		82,000	54,530
	10.625% 10/15/16		91,000	91,569
	Landry’s Restaurants
	11.625% 12/1/15		39,000	41,340
	M/I Homes 6.875% 4/1/12		38,000	38,095

(continues)       61

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Macy’s Retail Holdings
	5.90% 12/1/16	USD	181,000	$193,669
	MGM MIRAGE
	7.50% 6/1/16		23,000	19,550
	11.125% 11/15/17		52,000	59,475
	11.375% 3/1/18		107,000	102,453
	Mobile Mini
	6.875% 5/1/15		64,000	63,040
	Mohawk Industries
	6.875% 1/15/16		37,000	38,711
	Mohegan Tribal
	Gaming Authority
	6.875% 2/15/15		67,000	37,269
	NCL 11.75% 11/15/16		23,000	25,875
	New Albertsons
	7.25% 5/1/13		13,000	13,325
	Norcraft Finance
	10.50% 12/15/15		7,000	7,350
	Norcraft Holdings
	9.75% 9/1/12		131,000	123,468
	OSI Restaurant Partners
	10.00% 6/15/15		75,000	76,500
	Pinnacle Entertainment
	8.75% 5/15/20		182,000	180,180
@#	Pokagon Gaming
	Authority 144A
	10.375% 6/15/14		62,000	65,023
	Rite Aid 9.375% 12/15/15		49,000	42,508
	Royal Caribbean Cruises
	6.875% 12/1/13		55,000	58,163
	7.00% 6/15/13		26,000	27,463
	Ryland Group
	8.40% 5/15/17		72,000	78,120
	Sally Holdings
	10.50% 11/15/16		105,000	115,500
#	Sealy Mattress 144A
	10.875% 4/15/16		21,000	23,888
#	Shingle Springs
	Tribal Gaming
	Authority 144A
	9.375% 6/15/15		178,000	133,500
	Standard Pacific
	10.75% 9/15/16		95,000	104,025
	Wyndham Worldwide
	5.75% 2/1/18		70,000	70,326
				3,953,589
Consumer Non-Cyclical – 3.50%
	Abbott Laboratories
	4.125% 5/27/20		285,000	310,797
	Accellent 10.50% 12/1/13		100,000	101,500
	Alere 9.00% 5/15/16		114,000	117,990
	Alliance One
	International
	10.00% 7/15/16		126,000	137,025
	Amgen 3.45% 10/1/20		280,000	282,472
	Anheuser-Busch
	InBev Worldwide
	5.00% 4/15/20		330,000	364,318
	Bausch & Lomb
	9.875% 11/1/15		89,000	95,119
	Baxter International
	4.50% 8/15/19		485,000	539,428
	Bio-Rad Laboratories
	8.00% 9/15/16		52,000	56,680
	CareFusion
	6.375% 8/1/19		620,000	738,935
	Covidien International
	Finance
	4.20% 6/15/20		960,000	1,025,226
	Dean Foods
	6.90% 10/15/17		24,000	22,740
	DJO Finance
	11.75% 11/15/14		4,000	4,210
#	Dole Food 144A
	8.00% 10/1/16		87,000	91,459
#	Genzyme 144A
	3.625% 6/15/15		210,000	222,935
	5.00% 6/15/20		745,000	830,003
	Hospira 6.40% 5/15/15		445,000	516,235
	Ingles Markets
	8.875% 5/15/17		72,000	77,940
	International CCE
	3.50% 9/15/20		560,000	557,894
	Jarden 7.50% 1/15/20		25,000	26,125
	Kraft Foods
	5.375% 2/10/20		630,000	705,053
	Life Technologies
	4.40% 3/1/15		25,000	26,695
	6.00% 3/1/20		450,000	510,699
	LVB Acquisition
	11.625% 10/15/17		67,000	74,956
	PIK 10.375% 10/15/17		57,000	63,555
	Medco Health Solutions
	4.125% 9/15/20		270,000	273,958
	7.125% 3/15/18		310,000	381,275
#	Novasep Holding 144A
	9.75% 12/15/16		160,000	124,000
	Pfizer 6.20% 3/15/19		375,000	462,506
	Smithfield Foods
	7.75% 7/1/17		121,000	123,269
	#144A 10.00% 7/15/14		43,000	49,665
	Supervalu 8.00% 5/1/16		72,000	72,900
#	Tops Markets 144A
	10.125% 10/15/15		49,000	52,859
	Tyson Foods
	10.50% 3/1/14		66,000	79,778
#	Viskase 144A
	9.875% 1/15/18		135,000	138,375
#	Woolworths 144A
	4.00% 9/22/20		150,000	153,192

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	Yale University
	2.90% 10/15/14	USD	230,000	$243,725
	Yankee Acquisition
	9.75% 2/15/17		116,000	121,220
	Zimmer Holdings
	4.625% 11/30/19		355,000	383,289
				10,160,000
Energy – 3.44%
	AmeriGas Partners
	7.125% 5/20/16		26,000	27,235
	Anadarko Petroleum
	6.375% 9/15/17		245,000	270,361
	Antero Resources Finance
	9.375% 12/1/17		44,000	46,970
	Berry Petroleum
	10.25% 6/1/14		10,000	11,325
	Chesapeake Energy
	6.50% 8/15/17		20,000	20,850
	9.50% 2/15/15		3,000	3,488
	Complete Production Service
	8.00% 12/15/16		119,000	123,165
	Copano Energy
	7.75% 6/1/18		57,000	57,855
	Ecopetrol 7.625% 7/23/19		35,000	42,525
	El Paso
	6.875% 6/15/14		4,000	4,297
	7.00% 6/15/17		113,000	120,556
#	El Paso Performance-
	Linked Trust 144A
	7.75% 7/15/11		7,000	7,282
•	Enbridge Energy
	Partners
	8.05% 10/1/37		145,000	147,999
	Energy Transfer Partners
	9.70% 3/15/19		330,000	438,469
#	ENI 144A
	4.15% 10/1/20		270,000	274,153
	Enterprise Products
	Operating
	5.20% 9/1/20		265,000	287,514
	•7.034% 1/15/68		125,000	124,550
	9.75% 1/31/14		175,000	214,472
	Forest Oil
	7.25% 6/15/19		48,000	49,320
#	Helix Energy Solutions
	144A 9.50% 1/15/16		154,000	156,695
#	Hercules Offshore 144A
	10.50% 10/15/17		115,000	96,025
#	Hilcorp Energy Finance I
	144A 7.75% 11/1/15		67,000	68,005
	Holly 9.875% 6/15/17		82,000	87,228
	Inergy Finance
	8.25% 3/1/16		4,000	4,220
	8.75% 3/1/15		10,000	10,838
	Key Energy Services
	8.375% 12/1/14		152,000	161,120
	Kinder Morgan
	Energy Partners
	5.30% 9/15/20		330,000	356,327
	6.55% 9/15/40		50,000	54,879
	9.00% 2/1/19		225,000	293,427
#	Linn Energy 144A
	8.625% 4/15/20		57,000	60,705
#	Midcontinent Express
	Pipeline 144A
	5.45% 9/15/14		180,000	192,300
	6.70% 9/15/19		95,000	104,409
#	Murray Energy 144A
	10.25% 10/15/15		72,000	75,060
	Nexen 7.50% 7/30/39		450,000	554,756
#	NFR Energy 144A
	9.75% 2/15/17		77,000	77,385
	Noble Energy
	8.25% 3/1/19		280,000	364,805
#	Noble Group 144A
	6.625% 8/5/20		143,000	150,142
	Noble Holding
	International
	4.90% 8/1/20		665,000	716,432
	OPTI Canada
	7.875% 12/15/14		54,000	40,905
	8.25% 12/15/14		69,000	52,785
	Petrobras International
	Finance
	5.75% 1/20/20		100,000	111,205
	5.875% 3/1/18		25,000	27,905
	PetroHawk Energy
	7.875% 6/1/15		95,000	99,988
	10.50% 8/1/14		20,000	22,750
#	Petroleos Mexicanos
	144A 6.625% 6/15/35		110,000	120,717
	Petroleum Development
	12.00% 2/15/18		79,000	88,085
	Plains All American Pipeline
	8.75% 5/1/19		440,000	559,339
	Pride International
	6.875% 8/15/20		350,000	382,812
	8.50% 6/15/19		30,000	34,950
	Quicksilver Resources
	7.125% 4/1/16		139,000	137,958
	Range Resources
	8.00% 5/15/19		67,000	73,533
#	Ras Laffan Liquefied
	Natural Gas III 144A
	5.832% 9/30/16		165,000	180,455
	Regency Energy Partners
	8.375% 12/15/13		14,000	14,665

(continues)       63

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
#	SandRidge Energy 144A
	9.875% 5/15/16	USD	157,000	$162,888
	Total Capital
	2.30% 3/15/16		290,000	291,449
	4.45% 6/24/20		70,000	76,754
	TransCanada Pipelines
	3.80% 10/1/20		180,000	184,335
	•6.35% 5/15/67		265,000	248,101
	Transocean
	6.50% 11/15/20		225,000	245,504
	Weatherford
	International
	9.625% 3/1/19		120,000	156,783
	Weatherford International
	Bermuda
	5.125% 9/15/20		135,000	138,276
	6.75% 9/15/40		370,000	386,908
#	Woodside Finance 144A
	4.50% 11/10/14		165,000	177,226
	8.125% 3/1/14		110,000	129,476
				10,002,896
Financials – 0.77%
	Capital One Capital V
	10.25% 8/15/39		95,000	103,431
#	CDP Financial 144A
	5.60% 11/25/39		250,000	281,915
	City National
	Capital Trust I
	9.625% 2/1/40		280,000	291,589
	FTI Consulting
	7.75% 10/1/16		40,000	41,800
	General Electric Capital
	4.375% 9/16/20		195,000	196,114
	6.00% 8/7/19		860,000	969,345
	International Lease
	Finance
	5.55% 9/5/12		7,000	7,044
	6.625% 11/15/13		175,000	176,313
	Nuveen Investments
	10.50% 11/15/15		163,000	162,796
				2,230,347
Insurance – 0.37%
•	Genworth Financial
	6.15% 11/15/66		87,000	66,664
	MetLife
	6.40% 12/15/36		20,000	18,800
	6.817% 8/15/18		285,000	344,381
•#	Metlife Capital Trust X
	144A 9.25% 4/8/38		400,000	474,000
	Prudential Financial
	3.875% 1/14/15		160,000	168,249
=@#‡w	Twin Reefs Pass
	Through Trust 144A
	0.00% 12/31/49		200,000	0
				1,072,094
Media – 2.23%
	Affinion Group
	11.50% 10/15/15		75,000	79,594
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		149,000	169,488
	Clear Channel
	Communications
	10.75% 8/1/16		67,000	52,595
#	Columbus
	International 144A
	11.50% 11/20/14		150,000	166,470
	Comcast
	5.90% 3/15/16		385,000	445,253
#	Cox Communications 144A
	6.25% 6/1/18		145,000	167,430
	6.45% 12/1/36		65,000	71,533
	6.95% 6/1/38		100,000	117,207
	DIRECTV Holdings/Financing
	4.60% 2/15/21		315,000	324,361
	7.625% 5/15/16		575,000	641,864
	DISH DBS
	7.875% 9/1/19		113,000	122,181
	GXS Worldwide
	9.75% 6/15/15		181,000	181,226
	Lamar Media
	6.625% 8/15/15		63,000	64,733
	LIN Television
	6.50% 5/15/13		23,000	22,943
#	Myriad International
	Holding 144A
	6.375% 7/28/17		100,000	104,060
#	NBC Universal 144A
	4.375% 4/1/21		375,000	380,363
	5.15% 4/30/20		345,000	373,283
	Nielsen Finance
	10.00% 8/1/14		97,000	102,456
	11.50% 5/1/16		33,000	37,620
	11.625% 2/1/14		4,000	4,560
#	Rainbow National
	Services 144A
	10.375% 9/1/14		3,000	3,135
	Shaw Communications
	6.75% 11/9/39	CAD	263,000	270,052
#	Sinclair Television Group
	144A 9.25% 11/1/17	USD	72,000	77,580
#	Sirius XM Radio 144A
	9.75% 9/1/15		19,000	21,019

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Media (continued)
	Symantec
	4.20% 9/15/20	USD	785,000	$789,747
	Terremark Worldwide
	12.00% 6/15/17		67,000	76,883
	Time Warner Cable
	8.25% 4/1/19		590,000	762,961
#	Univision Communications
	144A 12.00% 7/1/14		92,000	101,085
	Videotron
	6.375% 12/15/15		3,000	3,083
	#144A 7.125% 1/15/20	CAD	183,000	182,306
#	Vivendi 144A
	5.75% 4/4/13	USD	280,000	305,002
	6.625% 4/4/18		190,000	220,804
#	XM Satellite Radio
	144A 13.00% 8/1/13		29,000	33,495
				6,476,372
Real Estate – 0.43%
	Developers Diversified
	Realty
	5.375% 10/15/12		192,000	192,719
	7.50% 4/1/17		40,000	41,617
	9.625% 3/15/16		72,000	80,413
#	Digital Realty Trust
	144A 5.875% 2/1/20		105,000	111,829
	Host Hotels & Resorts
	6.375% 3/15/15		75,000	77,156
	Liberty Property
	4.75% 10/1/20		90,000	90,816
	ProLogis
	6.25% 3/15/17		160,000	157,356
	7.375% 10/30/19		145,000	146,570
#	Qatari Diar Finance
	144A 5.00% 7/21/20		113,000	119,104
	Regency Centers
	4.80% 4/15/21		80,000	79,543
	5.875% 6/15/17		100,000	108,736
	Ventas Realty
	6.50% 6/1/16		34,000	35,526
				1,241,385
Services Non-Cyclical – 0.52%
	ARAMARK
	8.50% 2/1/15		80,000	83,600
#	Brambles USA 144A
	3.95% 4/1/15		300,000	311,437
	5.35% 4/1/20		95,000	101,977
	Corrections Corporation
	of America
	7.75% 6/1/17		14,000	15,120
	HCA
	9.25% 11/15/16		7,000	7,595
	PIK 9.625% 11/15/16		3,000	3,263
#	Radnet Management 144A
	10.375% 4/1/18		72,000	66,240
#	Roche Holdings 144A
	6.00% 3/1/19		405,000	491,477
	RSC Equipment Rental
	10.25% 11/15/19		91,000	97,143
	Select Medical
	7.625% 2/1/15		110,000	107,938
•	US Oncology Holdings PIK
	6.737% 3/15/12		225,000	214,313
				1,500,103
Technology – 0.26%
	National Semiconductor
	6.60% 6/15/17		270,000	315,160
#	Oracle 144A
	3.875% 7/15/20		125,000	131,121
#	Seagate Technology
	International 144A
	10.00% 5/1/14		150,000	177,750
	SunGard Data Systems
	10.25% 8/15/15		47,000	49,703
#	Unisys 144A
	12.75% 10/15/14		77,000	92,015
				765,749
Telecommunications – 2.51%
=@	Allegiance Telecom
	11.75% 2/15/11		15,000	0
	America Movil
	5.00% 3/30/20		520,000	563,439
	American Tower
	5.05% 9/1/20		360,000	369,427
	AT&T
	6.50% 9/1/37		75,000	87,067
	#144A 5.35% 9/1/40		200,000	201,692
	Cincinnati Bell
	7.00% 2/15/15		41,000	41,205
	Citizens
	Communications
	6.25% 1/15/13		4,000	4,210
#	Clearwire Communications 144A
	12.00% 12/1/15		247,000	267,493
	Cricket
	Communications
	9.375% 11/1/14		145,000	150,800
#	Crown Castle
	Towers 144A
	4.883% 8/15/20		770,000	797,073
#	Digicel Group 144A
	12.00% 4/1/14		155,000	181,350
	Global Crossing
	12.00% 9/15/15		134,000	152,090
	Hughes Network Systems
	9.50% 4/15/14		108,000	112,320

(continues)       65

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Telecommunications (continued)
	Intelsat Jackson
	Holdings
	11.25% 6/15/16	USD	7,000	$7,648
	Level 3 Financing
	9.25% 11/1/14		14,000	13,230
	10.00% 2/1/18		102,000	92,310
	NII Capital
	10.00% 8/15/16		134,000	153,095
	PAETEC Holding
	8.875% 6/30/17		67,000	70,350
	9.50% 7/15/15		101,000	103,525
	Qwest 8.375% 5/1/16		612,000	726,750
	Rogers Communications
	6.68% 11/4/39	CAD	90,000	98,056
	Sprint Capital
	8.75% 3/15/32	USD	167,000	176,185
	Telecom Italia Capital
	5.25% 10/1/15		600,000	648,194
	6.175% 6/18/14		130,000	143,482
	Telefonica Emisiones
	6.421% 6/20/16		485,000	569,146
	Telesat Canada
	11.00% 11/1/15		169,000	191,815
	12.50% 11/1/17		44,000	52,140
	Verizon Communications
	6.40% 2/15/38		945,000	1,096,754
#	Wind Acquisition
	Finance 144A
	11.75% 7/15/17		150,000	168,844
	Windstream
	8.125% 8/1/13		48,000	52,320
				7,292,010
Transportation – 0.46%
	Burlington Northern
	Santa Fe
	3.60% 9/1/20		60,000	60,875
	4.70% 10/1/19		360,000	396,131
	5.65% 5/1/17		30,000	34,662
	Canadian Pacific
	Railway
	4.45% 3/15/23		170,000	173,884
#	ERAC USA Finance
	144A 5.25% 10/1/20		470,000	502,985
	Kansas City
	Southern Railway
	13.00% 12/15/13		42,000	51,083
#	United Air Lines 144A
	12.00% 11/1/13		115,000	127,650
				1,347,270
Utilities – 2.11%
	AES
	7.75% 3/1/14		1,000	1,075
	8.00% 6/1/20		75,000	81,750
	#144A 8.75% 5/15/13		1,000	1,018
	Ameren Illinois
	9.75% 11/15/18		480,000	644,110
#	American Transmission
	Systems 144A
	5.25% 1/15/22		335,000	371,341
#	Centrais Eletricas
	Brasileiras 144A
	6.875% 7/30/19		385,000	456,225
	CMS Energy
	4.25% 9/30/15		85,000	86,158
	6.55% 7/17/17		115,000	124,227
	8.75% 6/15/19		70,000	83,931
	Commonwealth Edison
	4.00% 8/1/20		490,000	514,692
	5.80% 3/15/18		35,000	41,005
	Duke Energy
	5.05% 9/15/19		65,000	72,457
	Duke Energy Carolinas
	5.30% 2/15/40		115,000	125,668
	Dynegy Holdings
	7.75% 6/1/19		86,000	59,340
	Exelon Generation
	4.00% 10/1/20		275,000	275,854
	5.75% 10/1/41		360,000	362,444
	Florida Power
	5.65% 6/15/18		185,000	218,565
	Georgia Power
	4.75% 9/1/40		65,000	64,352
	Indiana Michigan Power
	7.00% 3/15/19		100,000	122,993
	Jersey Central Power &
	Light 5.625% 5/1/16		65,000	73,758
#	Korea Electric Power
	144A 3.00% 10/5/15		245,000	245,158
	Mirant North America
	7.375% 12/31/13		79,000	81,765
	NRG Energy
	7.375% 2/1/16		87,000	89,719
	Oncor Electric Delivery
	7.00% 9/1/22		100,000	125,888
	#144A 5.25% 9/30/40		45,000	46,010
	PacifiCorp 5.50% 1/15/19		235,000	276,978
	Pennsylvania Electric
	5.20% 4/1/20		255,000	279,132
	PPL Electric Utilities
	7.125% 11/30/13		100,000	117,381
	Public Service
	Oklahoma
	5.15% 12/1/19		380,000	416,504
•	Puget Sound Energy
	6.974% 6/1/67		114,000	106,727
#	SEMCO Energy 144A
	5.15% 4/21/20		315,000	345,019

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Utilities (continued)
	Virginia Electric &
	Power 3.45% 9/1/22	USD	230,000	$230,620
				6,141,864
Total Corporate Bonds
(cost $65,166,698)				69,623,770

Municipal Bonds – 0.14%
	Oregon State
	Taxable Pension
	5.892% 6/1/27		200,000	233,496
•	Puerto Rico Sales Tax
	Financing Revenue First
	Subordinate Series A
	5.00% 8/1/39		155,000	161,178
Total Municipal Bonds
(cost $355,000)				394,674

Non-Agency Asset-Backed Securities – 1.60%
•#	AH Mortgage Advance
	Trust Series 2009-
	ADV3 A1 144A
	2.214% 10/6/21		160,000	159,883
	Ally Auto Receivables
	Trust Series 2010-2
	A3 1.38% 7/15/14		85,000	85,885
•#	Ally Master Owner
	Trust Series
	2010-1 A 144A
	2.007% 1/15/15		460,000	469,358
•	American Express Credit
	Account Master
	Trust Series 2010-1B
	0.857% 11/16/15		100,000	99,989
•	Bank of America
	Credit Card Trust
	Series 2008-A5 A5
	1.457% 12/16/13		675,000	680,395
	Capital One Multi-Asset
	Execution Trust
	•Series 2006-A7 A7
	0.287% 3/17/14		100,000	99,889
	Series 2007-A7 A7
	5.75% 7/15/20		140,000	166,594
#	CIT Equipment
	Collateral 144A
	Series 2009-VT1 A3
	3.07% 8/15/16		140,000	141,809
	Series 2010-VT1A A3
	2.41% 5/15/13		100,000	101,023
	Citibank Credit Card
	Issuance Trust
	•Series 2004-C1 C1
	0.907% 7/15/13		100,000	99,049
	Series 2007-A3 A3
	6.15% 6/15/39		80,000	106,370
	•Series 2009-A1 A1
	2.007% 3/17/14		125,000	127,825
	CNH Equipment Trust
	•Series 2007-A A4
	0.297% 9/17/12		8,293	8,291
	Series 2008-A3
	4.12% 5/15/12		4,896	4,903
	Series 2008-B A3A
	4.78% 7/16/12		20,935	21,065
	Series 2009-C A3
	1.85% 12/16/13		70,000	70,832
	Series 2010-A A4
	2.49% 1/15/16		240,000	248,330
	Discover Card Master
	Trust
	Series 2007-A1 A1
	5.65% 3/16/20		105,000	124,868
	•Series 2010-A2 A2
	0.837% 3/15/18		150,000	150,000
#	Dunkin Securitization
	Series 2006-1
	A2 144A
	5.779% 6/20/31		165,000	166,012
	Ford Credit Auto Owner
	Trust Series 2010-B B
	2.54% 2/15/16		100,000	101,872
•	Ford Credit Floorplan
	Master Owner Trust
	Series 2009-2 A
	1.807% 9/15/14		100,000	101,679
	#Series 2010-1 A 144A
	1.907% 12/15/14		185,000	188,823
	GE Capital Credit Card
	Master Note Trust
	Series 2009-3 A
	2.54% 9/15/14		255,000	259,564
•#	Golden Credit Card Trust
	Series 2008-3 A 144A
	1.257% 7/15/17		175,000	175,984
	Harley-Davidson
	Motorcycle Trust
	#Series 2006-1 A2 144A
	5.04% 10/15/12		17,418	17,562
	Series 2009-4 A3
	1.87% 2/15/14		100,000	101,035
	Hyundai Auto Receivables
	Trust Series 2007-A A3A
	5.04% 1/17/12		3,164	3,173

(continues)       67

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Mid-State Trust Series 11 A1
	4.864% 7/15/38	USD	84,563	$85,144
•	Residential Asset
	Securities Series
	2006-KS3 AI3
	0.426% 4/25/36		334,161	322,176
	World Omni Auto
	Receivables Trust
	Series 2008-A A3A
	3.94% 10/15/12		47,906	48,529
	World Omni
	Automobile Lease
	Securitization Trust
	Series 2009-A A3
	1.65% 2/15/13		110,000	110,946
Total Non-Agency
Asset-Backed Securities
(cost $4,575,874)				4,648,857

Non-Agency Collateralized Mortgage Obligations – 0.46%
	American Home Mortgage
	Investment Trust Series 2005-2
	5A1 5.064% 9/25/35		21,810	19,984
	Bank of America
	Alternative Loan Trust
	Series 2004-10 1CB1
	6.00% 11/25/34		26,660	27,006
	Series 2005-3 2A1
	5.50% 4/25/20		131,915	124,340
	Series 2005-5 2CB1
	6.00% 6/25/35		148,190	117,548
	Series 2005-6 7A1
	5.50% 7/25/20		14,642	14,243
@•	Bank of America
	Funding Securities
	Series 2006-H 1A2
	2.965% 9/20/46		7,133	774
•	Bank of America
	Mortgage Securities
	Series 2003-D 1A2
	2.84% 5/25/33		773	555
•	ChaseFlex Trust Series 2006-1
	A4 6.30% 6/25/36		110,000	83,202
w	Countrywide Home
	Loan Mortgage Pass
	Through Trust
	Series 2006-1 A2
	6.00% 3/25/36		99,534	93,158
	@Series 2006-17 A5
	6.00% 12/25/36		21,735	19,833
•	First Horizon Asset Securities
	Series 2007-AR2 1A1
	5.785% 8/25/37		80,287	62,467
#	GSMPS Mortgage Loan
	Trust 144A
	•Series 1998-3 A
	7.75% 9/19/27		44,737	45,115
	•Series 1999-3 A
	8.00% 8/19/29		71,810	68,466
	Series 2005-RP1 1A3
	8.00% 1/25/35		91,722	92,049
	Series 2005-RP1 1A4
	8.50% 1/25/35		41,826	40,605
•	MASTR ARM Trust
	Series 2005-6 7A1
	5.356% 6/25/35		129,263	116,632
#	MASTR Reperforming
	Loan Trust 144A
	Series 2005-1 1A5
	8.00% 8/25/34		132,130	133,373
	Series 2005-2 1A4
	8.00% 5/25/35		121,570	114,839
•#	MASTR Specialized
	Loan Trust Series
	2005-2 A2 144A
	5.006% 7/25/35		65,660	64,701
•	Structured ARM Loan
	Trust Series 2006-5
	5A4 5.444% 6/25/36		78,104	14,700
•	Structured Asset
	Securities Series
	2002-22H 1A
	6.951% 11/25/32		37,947	38,459
•	Wells Fargo Mortgage-Backed
	Securities Trust
	Series 2005-AR16 2A1
	2.999% 10/25/35		7,374	7,067
	Series 2006-AR5 2A1
	5.463% 4/25/36		45,221	37,745
Total Non-Agency Collateralized
Mortgage Obligations
(cost $1,475,701)				1,336,861

Regional Bonds – 1.08%Δ
Australia – 0.68%
	New South Wales
	Treasury
	2.75% 11/20/25	AUD	157,000	157,633
	6.00% 5/1/20	AUD	1,805,000	1,803,758
				1,961,391
Canada – 0.40%
	Province of British
	Columbia Canada
	2.85% 6/15/15	USD	155,000	165,015

	Principal		Value
	Amount°		(U.S. $)
Regional Bonds (continued)
Canada (continued)
Province of Nova
Scotia Canada
2.375% 7/21/15	USD	500,000	$515,190
Province of Ontario
Canada
1.875% 9/15/15		140,000	141,210
4.40% 4/14/20		160,000	177,291
Province of Quebec
Canada
4.50% 12/1/19	CAD	29,000	30,355
4.60% 5/26/15	USD	120,000	136,087
			1,165,148
Total Regional Bonds
(cost $2,877,191)			3,126,539

«Senior Secured Loans – 0.95%
Allied Security Holdings
6.75% 2/23/15		146,590	147,323
ATI Holdings
7.50% 2/18/16		49,750	48,465
BWAY Holding Term
Tranche Loan B
5.501% 3/28/17		182,400	182,810
Cengage Learning
7.50% 7/7/14		328,325	328,635
Delta Air Lines
8.75% 9/16/13		292,782	297,418
Energy Futures Holdings
Term Tranche Loan B2
3.941% 10/10/14		221,060	172,230
Graham Packaging
Term Tranche Loan C
6.75% 4/5/14		103,917	104,726
ICL Industrial
Containers
Term Loan C
5.50% 6/16/17		17,100	17,138
JohnsonDiversey Term
Tranche Loan B
5.50% 11/24/15		108,092	108,543
New Development
Holdings
7.00% 4/21/17		194,513	197,812
Nuveen Investments
2nd Lien Term
Tranche Loan
12.50% 7/9/15		205,000	222,938
PQ 6.82% 7/30/15		185,000	171,403
Rental Service 2nd Lien
Term Tranche Loan
4.04% 10/7/13		335,000	328,614
Rockwood Specialties
Term Tranche Loan H
6.00% 5/15/14		134,011	134,653
Smurfit-Stone
Container Enterprise
6.75% 1/2/16		99,750	100,420
SunGard Data Systems
6.75% 2/28/14		99,494	100,165
Univision
Communications
Term Tranche Loan B
2.566% 9/29/14		102,515	90,322
Total Senior Secured Loans
(cost $2,673,426)			2,753,615

Sovereign Bonds – 3.43%Δ
Australia – 0.64%
Australian Government
4.50% 4/15/20	AUD	1,183,000	1,102,659
6.00% 2/15/17	AUD	560,000	573,251
Australian Index Linked
Bond 3.00% 9/20/25	AUD	157,000	167,717
			1,843,627
Brazil – 0.20%
Federal Republic of
Brazil
7.125% 1/20/37	USD	200,000	264,000
8.875% 10/14/19		200,000	282,500
11.00% 8/17/40		30,000	41,700
			588,200
Canada – 0.11%
Export Development Canada
3.125% 4/24/14		305,000	327,311
			327,311
Chile – 0.05%
Chile Government
International Bond
5.50% 8/5/20	CLP	68,000,000	149,631
			149,631
Colombia – 0.07%
Republic of Colombia
7.75% 4/14/21	COP	126,000,000	82,402
10.375% 1/28/33	USD	80,000	128,800
			211,202
Indonesia – 0.39%
Indonesia Treasury
Bonds
10.50% 8/15/30	IDR	2,460,000,000	330,826
11.00% 11/15/20	IDR	3,132,000,000	435,239
12.80% 6/15/21	IDR	2,400,000,000	368,975
			1,135,040
Japan – 0.11%
Japan Finance
1.875% 9/24/15	USD	300,000	302,992
			302,992

(continues)       69

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
Sovereign Bonds (continued)
Norway – 1.31%
Eksportfinans
3.00% 11/17/14	USD	200,000	$211,086
5.50% 5/25/16		475,000	555,434
# Kommunalbanken 144A
1.75% 10/5/15		280,000	280,106
Norwegian Government
4.25% 5/19/17	NOK	3,050,000	561,734
4.50% 5/22/19	NOK	7,827,000	1,471,771
5.00% 5/15/15	NOK	3,854,000	723,627
			3,803,758
Panama – 0.08%
Republic of Panama
7.125% 1/29/26	USD	100,000	127,500
7.25% 3/15/15		90,000	108,000
			235,500
Peru – 0.08%
Republic of Peru
7.125% 3/30/19		185,000	232,638
			232,638
Philippines – 0.13%
Republic of Philippines
4.95% 1/15/21	PHP	6,000,000	140,410
6.375% 10/23/34	USD	100,000	117,000
6.50% 1/20/20		100,000	120,250
			377,660
Poland – 0.08%
Republic of Poland
6.375% 7/15/19		200,000	236,634
			236,634
Republic of Korea – 0.09%
# Korea Expressway 144A
4.50% 3/23/15	USD	100,000	105,596
@ Korea Treasury Inflation
Linked Bond
2.75% 6/10/20	KRW	169,009,750	161,843
			267,439
Sweden – 0.09%
Svensk Exportkredit
3.25% 9/16/14	USD	245,000	261,440
			261,440
Total Sovereign Bonds
(cost $9,303,056)			9,973,072

Supranational Banks – 0.63%
Asian Development
Bank 6.00% 1/20/15	AUD	446,000	440,164
European Bank for
Reconstruction
& Development
6.75% 5/12/17	RUB	3,000,000	98,313
European
Investment Bank
9.00% 12/21/18	ZAR	2,300,000	349,168
Inter-American
Development Bank
4.25% 9/14/15	USD	105,000	118,689
International Bank for
Reconstruction &
Development
2.375% 5/26/15		110,000	115,257
3.375% 4/30/15	NOK	790,000	135,887
3.625% 6/22/20	NOK	790,000	135,481
5.75% 10/21/19	AUD	438,000	427,223
Total Supranational Banks
(cost $1,672,438)			1,820,182

U.S. Treasury Obligations – 0.53%
∞ U.S. Treasury Bond
4.375% 5/15/40	USD	390,000	438,082
U.S. Treasury Note
2.625% 8/15/20		1,090,000	1,100,389
Total U.S. Treasury Obligations
(cost $1,502,273)			1,538,471

	Number of
	Shares
Preferred Stock – 0.04%
•	Citigroup Capital XIII 7.875%	2,750	685
•	PNC Financial Services 8.25%	115,000	123,302
Total Preferred Stock
(cost $99,029)			123,987

	Principal
	Amount°
≠Discount Note – 6.54%
Federal Home
Loan Bank
0.007% 10/1/10	USD	19,000,009	19,000,009
Total Discount Note
(cost $19,000,009)			19,000,009

Total Value of Securities – 104.56%
(cost $267,616,938)			303,745,240

Liabilities Net of Receivables and
Other Assets – (4.56%)			(13,241,233)
Net Assets Applicable to 27,915,679
Shares Outstanding – 100.00%			$290,504,007

Net Asset Value – Delaware Foundation®
Moderate Allocation Fund Class A
($201,006,477 / 19,315,181 Shares)	$10.41
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Class B
($4,109,549 / 395,041 Shares)	$10.40
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Class C
($12,068,270 / 1,156,811 Shares)	$10.43
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Class R
($6,994,169 / 673,666 Shares)	$10.38
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Institutional Class
($66,325,542 / 6,374,980 Shares)	$10.40

Components of Net Assets at September 30, 2010:
Shares of beneficial interest
(unlimited authorization – no par)	$279,765,421
Undistributed net investment income	258,303
Accumulated net realized loss on investments	(25,379,453)
Net unrealized appreciation of investments
and foreign currencies	35,859,736
Total net assets	$290,504,007

° Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
COP — Colombian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesia Rupiah
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PHP — Philipine Peso
RUB — Russian Ruble
TRY — Turkish Lira
USD — United States Dollar
ZAR — South African Rand

•	Variable rate security. The rate shown is the rate as of September 30, 2010. Interest rates reset periodically.
≠	The rate shown is the effective yield at the time of purchase.
∞	Fully or partially pledged as collateral for futures contracts.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2010.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2010, the aggregate amount of Rule 144A securities was $19,276,580, which represented 6.64% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
@	Illiquid security. At September 30, 2010, the aggregate amount of illiquid securities was $1,164,011, which represented 0.40% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
†	Non income producing security.
‡	Non income producing security. Security is currently in default.
Δ	Securities have been classified by country of origin.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2010.
∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At September 30, 2010, the aggregate amount of restricted securities was $0, which represented 0.00% of the Fund’s net assets.
§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

(continues)       71

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

Summary of Abbreviations:
ADR — American Depositary Receipts
ARM — Adjustable Rate Mortgage
BCLY — Barclays
BOA — Bank of America Securities
CDS — Credit Default Swap
CGM — Citigroup Global Markets
CITI — Citibank
CMB — Chase Manhattan Bank
GDR — Global Depositary Receipts
GNMA — Government National Mortgage Association
GSC — Goldman Sachs & Co.
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HKSB — Hong Kong Shanghai Bank
JPMS — JPMorgan Securities
MNB — Mellon National Bank
MSC — Morgan Stanley & Co.
NVDR — Non-Voting Depositary Receipts
PIK — Pay-in-kind
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
S.F. — Single Family
TBA — To be announced
yr — Year

Net Asset Value and Offering Price Per Share –
Delaware Moderate® Allocation Portfolio
Net asset value Class A (A)	$10.41
Sales charge (5.75% of offering price) (B)	0.64
Offering price	$11.05

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

1 The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2010:

Foreign Currency Exchange Contracts
						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BCLY	CAD	(191,076)	USD	184,954	10/29/10	$(635)
BCLY	GBP	(238,995)	USD	370,000	10/29/10	(5,367)
BOA	AUD	(956,241)	USD	874,167	10/29/10	(46,858)
BOA	CAD	(556,429)	USD	536,803	10/29/10	(3,646)
BOA	EUR	(219,847)	USD	279,810	10/29/10	(19,854)
BOA	MXN	2,174,674	USD	(166,559)	10/29/10	5,611
BOA	NOK	(6,548,818)	USD	1,055,007	10/29/10	(57,084)
CITI	GBP	(161,429)	USD	250,000	10/29/10	(3,541)
CITI	NOK	(4,212,123)	USD	680,995	10/29/10	(34,289)
CMB	BRL	1,059,749	USD	(609,226)	10/29/10	12,606
CMB	CLP	186,603,250	USD	(374,329)	10/29/10	12,189
CMB	EUR	(140,508)	USD	179,148	10/29/10	(12,372)
CMB	MYR	2,017,489	USD	(647,877)	10/29/10	4,339
CMB	NZD	232,478	USD	(167,617)	10/29/10	2,616
CMB	TRY	150,590	USD	(98,683)	10/28/10	4,916
GSC	CAD	493,026	USD	(474,986)	10/29/10	3,881
GSC	NOK	324,201	USD	(52,388)	10/29/10	2,667
HKSB	AUD	(1,177,557)	USD	1,075,663	10/29/10	(58,527)
HKSB	EUR	(143,536)	USD	182,862	10/29/10	(12,785)
HKSB	NOK	(4,573,770)	USD	737,687	10/29/10	(39,010)
MNB	EUR	43,858	USD	(59,831)	10/1/10	(38)
MSC	AUD	(1,492,852)	USD	1,365,198	10/29/10	(72,675)
MSC	CAD	(279,304)	USD	269,339	10/29/10	(1,945)
MSC	EUR	(120,142)	USD	153,168	10/29/10	(10,592)
MSC	KRW	178,106,000	USD	(151,903)	10/29/10	4,111
MSC	MXN	842,435	USD	(64,721)	10/29/10	1,975
MSC	MYR	(1,200,958)	USD	385,614	10/29/10	(2,632)
MSC	NOK	427,216	USD	(68,930)	10/29/10	3,618
MSC	TRY	135,846	USD	(89,109)	10/28/10	4,347
						$(318,974)

Futures Contracts

				Unrealized
Contracts	Notional	Notional	Expiration	Appreciation
to Buy (Sell)	Proceeds	Value	Date	(Depreciation)
3 Long Gilt Future	$572,819	$585,902	12/29/10	$13,083
(8) U.S. Treasury
5 yr Notes	(959,566)	(966,937)	12/31/10	(7,371)
	$(386,747)			$5,712

Swap Contracts
CDS Contracts
	Swap		Annual		Unrealized
	Referenced	Notional	Protection	Termination	Appreciation
Counterparty	Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BCLY	ITRAXX Europe
	Subordinate
	Financials 13.1
	5 yr CDS	$1,200,000	1.00%	6/20/15	$(925)
BCLY	Kingdom of Spain
	5 yr CDS	730,000	1.00%	3/20/15	27,563
JPMS	ITRAXX Europe
	Subordinate
	Financials 13.1
	5 yr CDS	1,130,000	1.00%	6/20/15	(30,238)
JPMS	Portuguese Republic
	5 yr CDS	330,000	1.00%	6/20/15	35,424
		$3,390,000			$31,824
	Protection Sold /
	Moody’s Rating:
CGM	MetLife 5 yr CDS /A	$95,000	5.00%	9/20/14	$4,152
	Total				$35,976

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 9 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

(continues)       73

Statements of net assets

Delaware Foundation® Conservative Allocation Fund
September 30, 2010

		Number of	Value
		Shares	(U.S. $)
Common Stock – 31.49%
U.S. Markets – 18.65%
Consumer Discretionary – 2.13%
†	AFC Enterprises	1,270	$15,748
†	Apollo Group Class A	2,800	143,780
†	Bally Technologies	460	16,077
	Big 5 Sporting Goods	930	12,481
†	Buffalo Wild Wings	430	20,593
†	Carmike Cinemas	845	7,368
†	CEC Entertainment	325	11,157
†	Citi Trends	420	10,168
†	Collective Brands	665	10,733
	Comcast Class A	8,100	146,448
	Cooper Tire & Rubber	745	14,624
†	DIRECTV Class A	450	18,734
†	DSW Class A	610	17,507
†	Ford Motor	2,880	35,251
†	G-III Apparel Group	625	19,613
	Guess	1,120	45,506
†	Gymboree	385	15,993
†	Iconix Brand Group	1,015	17,763
†	Jack in the Box	520	11,149
	Jarden	1,500	46,695
†	Jo-Ann Stores	425	18,934
	Jones Apparel Group	920	18,069
†	Jos. A Bank Clothiers	313	13,316
†	Kohl’s	840	44,251
†	Lincoln Educational Services	645	9,294
	Lowe’s	14,100	314,288
	Macy’s	1,440	33,250
	McDonald’s	1,240	92,392
	Meredith	1,150	38,307
†	Mobile Mini	507	7,777
	National CineMedia	760	13,604
	NIKE Class B	2,525	202,354
	Nordstrom	1,450	53,940
†	Perry Ellis International	685	14,967
	Phillips-Van Heusen	1,120	67,379
†	Prestige Brands Holdings	1,575	15,577
†	Shuffle Master	1,645	13,834
	Staples	8,700	182,004
	Starbucks	1,780	45,532
†	Steven Madden	460	18,888
	Tanger Factory Outlet Centers	450	21,213
	Target	370	19,773
†	Tenneco	680	19,700
	Time Warner Cable	980	52,910
†	Ulta Salon Cosmetics & Fragrance	560	16,352
	Viacom Class B	1,770	64,056
	Wal-Mart Stores	530	28,366
†	WMS Industries	710	27,030
			2,104,745
Consumer Staples – 1.71%
	Archer-Daniels-Midland	7,350	234,612
	Bunge	1,875	110,925
	Casey’s General Stores	420	17,535
	Coca-Cola	330	19,312
	Colgate-Palmolive	890	68,405
	CVS Caremark	7,240	227,843
	J&J Snack Foods	370	15,514
	Kimberly-Clark	2,800	182,140
	Kraft Foods Class A	4,673	144,209
	PepsiCo	1,340	89,030
	Procter & Gamble	4,400	263,867
	Safeway	7,300	154,468
†	Susser Holdings	1,475	20,650
	Walgreen	4,200	140,700
			1,689,210
Energy – 1.78%
	Berry Petroleum Class A	610	19,355
†	Bristow Group	425	15,334
†	Carrizo Oil & Gas	685	16,399
	Chevron	3,140	254,497
	ConocoPhillips	3,640	209,045
	EOG Resources	2,920	271,473
	EQT	490	17,669
	Exxon Mobil	2,970	183,516
†	Key Energy Services	1,510	14,360
	Lufkin Industries	650	28,535
	Marathon Oil	5,130	169,803
	National Oilwell Varco	4,280	190,332
	Occidental Petroleum	1,040	81,432
	Penn Virginia	625	10,025
†	Pioneer Drilling	1,980	12,632
†	Rosetta Resources	760	17,852
	Schlumberger	1,209	74,486
†	Swift Energy	510	14,321
†	Willbros Group	1,175	10,775
	Williams	8,000	152,880
			1,764,721
Financials – 2.22%
	AFLAC	860	44,471
	Allstate	4,900	154,595
	American Equity Investment
	Life Holding	1,470	15,053
	American Express	760	31,943
	AmTrust Financial Services	805	11,689
	Apollo Investment	1,650	16,880
	Bank of America	7,020	92,032
	Bank of New York Mellon	14,210	371,306
	BioMed Realty Trust	1,020	18,278
	Boston Private Financial Holdings	2,310	15,107
	Capital One Financial	750	29,663

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	City Holding	430	$13,188
	CME Group	625	162,781
	Delphi Financial Group	645	16,119
	Dime Community Bancshares	1,330	18,421
	DuPont Fabros Technology	615	15,467
	EastGroup Properties	425	15,887
	Entertainment Properties Trust	430	18,567
	First Mercury Financial	1,275	12,852
	Flushing Financial	1,015	11,733
	GFI Group	2,440	11,322
@	Harleysville Group	430	14,100
	Home Properties	375	19,838
	Host Hotels & Resorts	2,298	33,275
@	Independent Bank	450	10,134
†	IntercontinentalExchange	2,070	216,769
	JPMorgan Chase	2,630	100,124
	Marsh & McLennan	6,200	149,544
†	optionsXpress Holdings	1,015	15,590
	Park National	190	12,168
†	Piper Jaffray	440	12,817
†	ProAssurance	295	16,989
	Prosperity Bancshares	515	16,722
	Provident Financial Services	1,135	14,029
	Prudential Financial	1,120	60,682
	Sovran Self Storage	475	18,003
	TCF Financial	1,250	20,238
†	Texas Capital Bancshares	705	12,175
	Torchmark	990	52,609
	Travelers	3,660	190,685
	Trustmark	725	15,762
	Webster Financial	765	13,433
	Wells Fargo	3,520	88,458
			2,201,498
Healthcare – 2.53%
	Abbott Laboratories	1,040	54,330
†	Acorda Therapeutics	350	11,557
†	Air Methods	255	10,603
†	Align Technology	1,165	22,811
†	Alkermes	1,170	17,141
	Allergan	3,850	256,140
†	Alliance HealthCare Services	2,937	13,451
†	Amgen	1,050	57,866
†	AMN Healthcare Services	1,850	9,509
	Baxter International	3,300	157,443
	Cardinal Health	4,600	151,984
†	Catalyst Health Solutions	460	16,197
†	Celera	1,570	10,582
†	Celgene	500	28,805
†	Conmed	780	17,480
†	CryoLife	1,480	8,984
†	Express Scripts	1,210	58,927
†	Gen-Probe	610	29,561
†	Gilead Sciences	1,300	46,293
†	Inspire Pharmaceuticals	2,150	12,793
	Johnson & Johnson	2,860	177,206
†	Martek Biosciences	515	11,654
†	Medco Health Solutions	5,500	286,329
	Merck	6,650	244,786
†	Merit Medical Systems	990	15,731
†	ONYX Pharmaceuticals	680	17,938
	Perrigo	1,600	102,752
	Pfizer	15,797	271,233
†	PharMerica	505	4,813
	Quest Diagnostics	3,100	156,457
†	Quidel	1,060	11,649
†	Regeneron Pharmaceuticals	695	19,043
†	SonoSite	550	18,431
†	Sun Healthcare Group	1,750	14,823
†	Thermo Fisher Scientific	790	37,825
	UnitedHealth Group	2,460	86,371
†	Vertex Pharmaceuticals	540	18,668
	West Pharmaceutical Services	420	14,410
			2,502,576
Industrials – 1.62%
	AAON	555	13,054
	Acuity Brands	420	18,581
†	Alaska Air Group	1,130	57,664
	Applied Industrial Technologies	630	19,278
	Barnes Group	765	13,456
	Caterpillar	590	46,421
†	Chart Industries	725	14,761
†	Columbus McKinnon	870	14,433
†	CRA International	370	6,679
	Cummins	240	21,739
	Deere	550	38,379
	Ducommun	535	11,652
	ESCO Technologies	375	12,473
†	Esterline Technologies	350	20,031
	Expeditors International Washington	3,900	180,296
	Fluor	720	35,662
	General Electric	5,360	87,100
†	Gibraltar Industries	1,390	12,482
	Granite Construction	325	7,391
	Honeywell International	1,300	57,122
†	Hub Group Class A	705	20,628
†	Kadant	580	10,968
†	Kforce	1,165	15,984
	Koppers Holdings	635	17,062
	Lincoln Electric Holdings	700	40,474
	Lockheed Martin	270	19,246

(continues)       75

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Industrials (continued)
	Manpower	670	$34,974
	McGrath RentCorp	350	8,383
†	Metalico	3,390	12,984
†	MYR Group/Delaware	840	13,768
	Norfolk Southern	1,010	60,105
	Northrop Grumman	2,980	180,676
	Republic Services	830	25,307
	Rockwell Collins	480	27,960
	Roper Industries	440	28,679
†	Tetra Tech	595	12,477
†	Titan Machinery	805	13,122
	Towers Watson Class A	200	9,836
†	Tutor Perini	550	11,050
	Union Pacific	740	60,532
†	United Stationers	355	18,996
	United Technologies	1,290	91,887
†	URS	590	22,408
	US Ecology	770	12,320
	Waste Management	4,200	150,108
			1,608,588
Information Technology – 4.84%
†	Adobe Systems	6,600	172,590
†	Amkor Technology	2,155	14,158
†	Anixter International	330	17,817
†	Apple	1,830	519,262
†	Applied Micro Circuits	1,200	12,000
†	Atheros Communications	560	14,756
†	Cisco Systems	4,650	101,835
†	EMC/Massachusetts	3,570	72,507
	Expedia	890	25,107
†	FARO Technologies	740	16,139
†	Google Class A	670	352,278
	Hewlett-Packard	2,280	95,920
	iGate	835	15,147
	Intel	11,290	217,107
	International Business Machines	1,410	189,137
†	Intuit	6,100	267,241
†	IPG Photonics	600	14,484
†	IXYS	1,440	13,752
†	j2 Global Communications	705	16,772
†	JDA Software Group	630	15,977
†	Lawson Software	2,290	19,396
†	Liquidity Services	855	13,689
†	LogMein	195	7,016
	MasterCard Class A	950	212,800
†	MEMC Electronic Materials	3,800	45,296
	Microsoft	5,600	137,144
†	Motorola	17,800	151,834
†	NetAPP	1,140	56,761
†	NETGEAR	695	18,772
	NIC	1,665	13,803
†	Nuance Communications	1,490	23,304
†	ON Semiconductor	2,360	17,016
†	priceline.com	750	261,255
†	Progress Software	445	14,730
	QUALCOMM	8,070	364,117
	Quality Systems	310	20,556
†	QuinStreet	780	11,723
†	Rackspace Hosting	660	17,147
†	Radiant Systems	845	14,450
†	RightNow Technologies	810	15,957
†	Rofin-Sinar Technologies	585	14,847
†	SAVVIS	805	16,969
†	Semtech	680	13,729
†	SolarWinds	835	14,412
†	SS&C Technologies Holdings	795	12,561
†	Symantec	2,820	42,779
†	Synaptics	500	14,070
†	Tekelec	1,160	15,034
†	TeleTech Holdings	810	12,020
†	Teradata	4,500	173,520
†	ValueClick	1,410	18,443
†	VeriSign	6,300	199,962
†	ViaSat	390	16,033
	Visa Class A	4,150	308,179
†	Vocus	880	16,262
	Xerox	15,800	163,530
†	Yahoo	9,600	136,032
			4,789,134
Materials – 0.45%
	Alcoa	2,020	24,462
	Cliffs Natural Resources	510	32,599
	Dow Chemical	1,750	48,055
	duPont (E.I.) deNemours	3,400	151,708
†	KapStone Paper & Packaging	1,345	16,328
†	Owens-Illinois	1,360	38,162
	Rock-Tenn Class A	365	18,181
†	Rockwood Holdings	515	16,207
	Schulman (A.)	605	12,191
	Silgan Holdings	470	14,899
	Temple-Inland	1,400	26,124
	United States Steel	1,050	46,032
			444,948
Telecommunications – 0.87%
	Alaska Communications
	Systems Group	1,160	11,774
†	Arris Group	1,185	11,577
	AT&T	7,910	226,226
	Atlantic Tele-Network	165	8,125
†	Crown Castle International	6,100	269,316
†	GeoEye	200	8,096

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Telecommunications (continued)
† Knology	985	$13,229
NTELOS Holdings	760	12,859
Plantronics	485	16,383
† Polycom	3,100	84,568
Qwest Communications
International	7,930	49,721
Verizon Communications	4,700	153,173
		865,047
Utilities – 0.50%
American Electric Power	1,840	66,663
Cleco	500	14,810
Edison International	4,400	151,315
MDU Resources Group	1,460	29,127
NorthWestern	530	15,105
† NRG Energy	1,890	39,350
Otter Tail	410	8,360
Progress Energy	3,423	152,049
UIL Holdings	375	10,560
UNITIL	410	9,000
		496,339
Total U.S. Markets
(cost $16,555,477)		18,466,806

§Developed Markets – 7.56%
Consumer Discretionary – 1.44%
Autoliv	1,409	92,050
Bayerische Motoren Werke	3,104	217,643
Don Quijote	5,800	144,053
Esprit Holdings	13,131	71,249
PPR	570	92,282
Publicis Groupe	1,772	84,168
Round One	9,100	33,253
Techtronic Industries	162,000	159,309
Toyota Motor	5,699	204,704
Vivendi	6,668	182,271
Yue Yuen Industrial Holdings	39,000	144,511
		1,425,493
Consumer Staples – 0.63%
Coca-Cola Amatil	12,129	140,459
Greggs	18,224	136,188
Metro	2,597	169,702
Parmalat	68,141	174,838
		621,187
Energy – 0.22%
† Nabors Industries	1,565	28,264
Noble	820	27,708
Total	3,153	162,510
		218,482
Financials – 1.07%
Alterra Capital Holdings	660	13,147
Aspen Insurance Holdings	880	26,646
AXA	8,435	147,486
Banco Santander	15,048	191,144
Franshion Properties China	38,000	11,264
Mitsubishi UFJ Financial Group	31,881	148,586
Nordea Bank	14,944	155,662
Standard Chartered	6,559	188,251
UniCredit	71,229	181,886
		1,064,072
Healthcare – 0.72%
† Eurand	1,680	16,531
Meda Class A	21,071	168,208
Novartis	3,048	174,832
Novo Nordisk ADR	1,925	189,496
Sanofi-Aventis	2,398	159,788
		708,855
Industrials – 1.52%
Alstom	3,116	158,968
Asahi Glass	13,000	132,547
Cie de Saint-Gobain	2,873	127,809
Deutsche Post	9,078	165,474
Finmeccanica	14,349	170,488
† Flextronics International	900	5,436
ITOCHU	19,237	176,086
Koninklijke Philips Electronics	2,481	77,983
Singapore Airlines	10,117	125,520
Teleperformance	6,656	189,655
Tianjin Development Holdings	26,000	20,106
Vallourec	1,596	158,558
		1,508,630
Information Technology – 0.51%
Accenture Class A	793	33,695
† CGI Group Class A	21,984	330,967
Nokia	12,554	126,141
† SMART Technologies Class A	880	11,924
		502,727
Materials – 0.68%
Agrium	1,176	88,188
Alumina ADR	2,600	18,200
† Anglo American ADR	900	17,909
ArcelorMittal	2,766	91,108
Lafarge	2,281	130,612
Rexam	32,700	157,757
Syngenta ADR	3,400	169,286
		673,060

(continues)       77

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Telecommunications – 0.64%
	China Mobile ADR	2,300	$117,599
	China Unicom Hong Kong ADR	3,808	55,444
	Philippine Long Distance
	Telephone ADR	500	29,930
	Telefonica	7,363	182,347
	TELUS	3,493	155,214
	Vodafone Group	37,508	92,568
			633,102
Utilities – 0.13%
	National Grid	14,791	125,590
			125,590
Total Developed Markets
	(cost $6,715,040)		7,481,198

XEmerging Markets – 5.28%
Consumer Discretionary – 0.14%
†	Focus Media Holding ADR	1,075	26,123
	Grupo Televisa ADR	2,325	43,989
	Santos Brasil Participacoes	2,400	25,790
†	Turk Sise ve Cam Fabrikalari	13,749	24,523
	Wal-Mart de Mexico Series V	8,483	21,338
			141,763
Consumer Staples – 0.46%
	Brazil Foods ADR	2,700	41,931
	Chaoda Modern Agriculture Holdings	196,000	162,430
@	Cresud ADR	2,690	43,148
	Fomento Economico Mexicano ADR	500	25,365
	KT&G	559	33,337
	Lotte Chilsung Beverage	72	48,621
	Lotte Confectionery	33	38,694
	Tingyi Cayman Islands Holding	5,908	16,295
	Tsingtao Brewery	4,004	23,068
	Wimm-Bill-Dann Foods ADR	900	20,358
			453,247
Energy – 0.92%
	China Petroleum & Chemical ADR	125	11,035
	CNOOC	107,000	207,411
	CNOOC ADR	100	19,430
	Gazprom ADR	3,480	73,045
	LUKOIL ADR	400	22,680
	PetroChina ADR	375	43,658
	Petroleo Brasileiro SA ADR	5,100	184,977
	Petroleo Brasileiro SP ADR	4,107	134,792
	Polski Koncern Naftowy Orlen	1,660	22,846
	PTT	3,665	35,744
@	PTT Exploration & Production	2,364	11,995
#	Reliance Industries 144A GDR	1,170	52,182
†	Rosneft Oil GDR	5,000	33,350
	Sasol ADR	1,000	44,790
	Tambang Batubara Bukit Asam	8,500	18,524
			916,459
Financials – 1.04%
	ABSA Group	1,154	22,185
	Akbank	3,085	18,875
	Banco Bradesco ADR	1,815	36,990
	Banco do Brasil	2,300	43,307
	Banco Santander Brasil ADR	5,100	70,227
	Bangkok Bank	5,118	26,307
	Bank of China	73,000	38,293
	Cathay Financial Holding	13,650	20,891
	China Construction Bank	44,000	38,562
	Credicorp	300	34,170
	Cyrela Brazil Realty	2,792	39,350
	Fubon Financial Holding	27,199	33,519
@	Hong Leong Bank	8,400	24,789
	Industrial & Commercial Bank
	of China	50,200	37,397
@	IRSA Inversiones y
	Representaciones ADR	1,200	17,748
	KB Financial Group ADR	2,327	99,758
	KLCC Property Holdings	17,500	18,764
	Malayan Banking	16,234	46,277
	OTP Bank	513	13,469
	Powszechny Zaklad Ubezpieczen	442	62,351
	Samsung Life Insurance	340	31,011
@	Sberbank	32,097	90,032
	Shanghai Forte Land	58,000	17,343
	Standard Bank Group	3,229	51,422
	Turkiye Is Bankasi Class C	3,882	16,505
†	UEM Land Holdings	67,852	51,432
	VTB Bank GDR	4,600	26,473
			1,027,447
Healthcare – 0.04%
†	Hypermarcas	2,300	35,254
			35,254
Industrials – 0.21%
	All America Latina Logistica	2,300	23,439
†	Empresas ADR	2,000	19,440
	Fosun International	35,075	27,892
	Guangshen Railway ADR	1,500	27,855
†	Hollysys Automation Technologies	2,000	22,380
	LG Electronics	556	46,860
	Siam Cement NVDR	1,500	16,458
	United Tractors	10,022	22,964
			207,288
Information Technology – 0.94%
†	AsiaInfo-Linkage	1,500	29,595
	Asustek Computer	2,000	14,359
	Hon Hai Precision Industry	13,840	52,122
	HTC	11,450	260,194
	LG Display ADR	1,000	17,440
	MediaTek	1,000	14,071
	Samsung Electronics	156	106,303

	Number of		Value
	Shares		(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Information Technology (continued)
† Shanda Games ADR		3,000	$16,080
† Shanda Interactive
Entertainment ADR		1,300	50,895
† Sina		500	25,290
† Sohu.com		3,926	226,216
Taiwan Semiconductor Manufacturing		22,034	43,786
Taiwan Semiconductor
Manufacturing ADR		3,500	35,490
United Microelectronics		100,000	44,391
			936,232
Materials – 0.66%
Anglo Platinum		457	43,338
ArcelorMittal South Africa		2,993	35,357
Braskem ADR		2,000	41,060
Cemex ADR		7,247	61,598
Cia de Minas Buenaventura ADR		600	27,108
† Fibria Celulose ADR		2,337	40,407
Impala Platinum Holdings		946	24,430
Israel Chemicals		1,611	22,727
MMC Norilsk Nickel ADR		1,172	19,983
POSCO ADR		425	48,442
Vale ADR		9,325	291,592
			656,042
Telecommunications – 0.66%
America Movil ADR		350	18,666
Chunghwa Telecom ADR		7,672	172,006
† Foxconn International Holdings		21,000	15,427
KT ADR		2,500	51,150
LG Uplus		5,139	33,216
MTN Group		3,121	56,418
SK Telecom ADR		6,200	108,314
Turkcell Iletisim Hizmet ADR		4,300	72,068
Vivo Participacoes ADR		1,000	27,170
Vodacom Group		10,139	100,733
			655,168
Utilities – 0.21%
Centrais Eletricas Brasileiras ADR		5,800	74,530
Datang International Power
Generation		50,405	21,048
Huadian Power International		76,000	19,003
Huaneng Power International ADR		2,050	50,758
Light		1,600	20,425
Polska Grupa Energetyczna		2,278	18,419
			204,183
Total Emerging Markets
(cost $4,583,889)			5,233,083

Total Common Stock
(cost $27,854,406)			31,181,087

Convertible Preferred Stock – 0.03%
Banking, Finance & Insurance – 0.01%
Aspen Insurance 5.625%
exercise price $29.28,
expiration date 12/31/49		100	5,613
			5,613
Healthcare & Pharmaceuticals – 0.02%
Mylan 6.50%
exercise price $17.08,
expiration date 11/15/10		20	22,355
			22,355
Total Convertible Preferred Stock
(cost $26,896)			27,968

Exchange-Traded Fund – 5.74%
IShares MSCI EAFE Growth Index		100,370	5,689,975
Total Exchange-Traded Fund
(cost $5,428,023)			5,689,975

	Principal
	Amount°
Agency Collateralized Mortgage Obligations – 0.70%
Fannie Mae REMICs
Series 2003-26 AT
5.00% 11/25/32	USD	140,000	150,675
Series 2003-32 PH
5.50% 3/25/32		137,870	145,122
Series 2010-41 PN
4.50% 4/25/40		60,000	64,419
Freddie Mac REMICs
Series 2512 PG
5.50% 10/15/22		165,000	186,708
GNMA Series 2010-113 KE
4.50% 9/20/40		140,000	145,775
Total Agency Collateralized Mortgage
Obligations (cost $654,383)			692,699

Agency Mortgage-Backed Securities – 8.72%
Fannie Mae S.F. 15 yr
4.50% 8/1/23		316,288	333,034
5.00% 9/1/18		58,282	62,201
5.50% 7/1/22		75,676	81,532
Fannie Mae S.F. 15 yr TBA
4.00% 10/1/25		530,000	553,188
4.50% 10/1/25		270,000	283,584
5.50% 10/1/25		395,000	424,903
Fannie Mae S.F. 20 yr 5.50% 8/1/28		140,561	149,924
Fannie Mae S.F. 30 yr
4.50% 6/1/38		144,915	151,166
5.00% 12/1/36		654,962	692,354
6.50% 2/1/36		32,998	36,566

(continues)       79

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr TBA
	4.00% 10/1/40	USD	505,000	$519,045
	4.00% 11/1/40		600,000	615,000
	4.50% 10/1/40		1,470,000	1,530,637
	5.00% 10/1/40		1,130,000	1,189,324
	6.00% 10/1/40		530,000	569,253
	Freddie Mac S.F. 30 yr TBA
	5.50% 10/1/40		540,000	572,738
	6.00% 10/1/40		560,000	600,337
	6.50% 10/1/40		245,000	266,744
Total Agency Mortgage-Backed
	Securities (cost $8,535,787)			8,631,530

Commercial Mortgage-Backed Securities – 2.66%
#	American Tower Trust Series
	2007-1A AFX 144A
	5.42% 4/15/37		70,000	76,922
	Bank of America Commercial
	Mortgage Securities
	•Series 2005-1 A5
	5.325% 11/10/42		35,000	38,379
	Series 2006-4 A4
	5.634% 7/10/46		50,000	54,125
	Bear Stearns Commercial
	Mortgage Securities
	•Series 2004-PWR4 A3
	5.468% 6/11/41		90,000	98,916
	•Series 2005-PW10 A4
	5.405% 12/11/40		85,000	92,329
	•Series 2005-T20 A4A
	5.296% 10/12/42		60,000	66,337
	•Series 2006-PW12 A4
	5.907% 9/11/38		25,000	27,909
	Series 2007-PW15 A4
	5.331% 2/11/44		35,000	36,014
•	Citigroup Commercial Mortgage
	Trust Series 2004-C1 A4
	5.546% 4/15/40		200,000	218,402
•w	Commercial Mortgage Pass
	Through Certificates
	Series 2005-C6 A5A
	5.116% 6/10/44		50,000	54,577
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A5
	5.279% 8/10/38		225,000	243,910
	•Series 2004-GG2 A6
	5.396% 8/10/38		55,000	59,993
	Series 2005-GG4 A4
	4.761% 7/10/39		250,000	262,597
	Series 2005-GG4 A4A
	4.751% 7/10/39		50,000	53,764
	#Series 2010-C1 A2 144A
	4.592% 9/1/40		100,000	107,290
•	Greenwich Capital Commercial
	Funding Series 2004-GG1 A7
	5.317% 6/10/36		25,000	27,400
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP5 A4
	5.363% 12/15/44		275,000	302,827
	LB-UBS Commercial Mortgage
	Trust Series 2004-C1 A4
	4.568% 1/15/31		75,000	79,670
•	Morgan Stanley Capital I
	Series 2004-T15 A4
	5.27% 6/13/41		430,000	468,768
	Series 2007-T27 A4
	5.802% 6/11/42		140,000	155,289
#	OBP Depositor Trust Series
	2010-OBP A 144A
	4.646% 7/15/45		100,000	108,167
Total Commercial Mortgage-Backed
	Securities (cost $2,343,220)			2,633,585

Convertible Bonds – 1.19%
Aerospace & Defense – 0.04%
	L-3 Communications Holdings
	3.00% exercise price $98.94,
	expiration date 8/1/35		38,000	38,475
				38,475
Automobiles & Automotive Parts – 0.02%
	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27		20,000	18,300
				18,300
Banking, Finance & Insurance – 0.05%
	Jefferies Group 3.875%
	exercise price $39.20,
	expiration date 11/1/29		27,000	27,303
#	SVB Financial Group
	144A 3.875%
	exercise price $53.04,
	expiration date 4/15/11		25,000	25,438
				52,741
Basic Materials – 0.11%
	Rayonier TRS Holdings 3.75%
	exercise price $54.81,
	expiration date 10/15/12		64,000	70,320
#	Sino-Forest 144A 5.00%
	exercise price $20.29,
	expiration date 8/1/13		29,000	32,770
				103,090

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
	Computers & Technology – 0.04%
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25	USD	20,000	$19,625
	SanDisk 1.00%
	exercise price $82.35,
	expiration date 5/15/13		25,000	23,063
				42,688
Electronics & Electrical Equipment – 0.11%
	Advanced Micro Devices 6.00%
	exercise price $28.08,
	expiration date 5/1/15		38,000	37,573
	Intel 2.95%
	exercise price $30.75,
	expiration date 12/15/35		25,000	24,844
	Linear Technology 3.00%
	exercise price $45.36,
	expiration date 5/1/27		42,000	42,839
				105,256
	Energy – 0.12%
	Chesapeake Energy 2.25%
	exercise price $85.89,
	expiration date 12/15/38		106,000	82,017
	Transocean
	1.50% exercise price $168.61,
	expiration date 12/15/37		25,000	24,594
	1.625% exercise price
	$168.61, expiration
	date 12/15/37		15,000	14,963
				121,574
	Healthcare & Pharmaceuticals – 0.20%
	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		20,000	19,075
	Amgen 0.375%
	exercise price $79.48,
	expiration date 2/1/13		40,000	39,850
Φ	Hologic 2.00%
	exercise price $38.59,
	expiration date 12/15/37		59,000	54,869
	LifePoint Hospitals 3.50%
	exercise price $51.79,
	expiration date 5/15/14		43,000	43,000
	Medtronic 1.625%
	exercise price $54.79,
	expiration date 4/15/13		39,000	39,146
				195,940
	Leisure, Lodging & Entertainment – 0.09%
#	Gaylord Entertainment 144A 3.75%
	exercise price $27.25,
	expiration date 10/1/14		25,000	32,750
	International Game Technology 3.25%
	exercise price $19.97,
	expiration date 5/1/14		21,000	22,943
	Live Nation Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/15/27		40,000	34,400
				90,093
	Packaging & Containers – 0.02%
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 6/1/15		21,000	20,685
				20,685
	Real Estate – 0.15%
#	Digital Realty Trust 144A 5.50%
	exercise price $42.49,
	expiration date 4/15/29		12,000	18,420
	Health Care REIT 4.75%
	exercise price $50.00,
	expiration date 7/15/27		30,000	33,375
#	Lexington Realty Trust 144A 6.00%
	exercise price $7.09,
	expiration date 1/15/30		30,000	33,638
	National Retail Properties 5.125%
	exercise price $25.42,
	expiration date 6/15/28		55,000	62,081
				147,514
	Telecommunications – 0.21%
	Alaska Communications
	Systems Group 5.75%
	exercise price $12.90,
	expiration date 3/1/13		28,000	28,140
	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25		40,000	36,450
	Leap Wireless International 4.50%
	exercise price $93.21,
	expiration date 7/15/14		65,000	58,093
	Level 3 Communications 5.25%
	exercise price $3.98,
	expiration date 12/15/11		9,000	9,045
	NII Holdings 3.125%
	exercise price $118.32,
	expiration date 6/15/12		30,000	29,250
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 10/1/14		13,000	19,126
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		26,000	28,178
				208,282

(continues)       81

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Transportation – 0.03%
	Bristow Group 3.00%
	exercise price $77.34,
	expiration date 6/15/38	USD	35,000	$31,763
				31,763
Total Convertible Bonds
	(cost $1,046,817)			1,176,401

Corporate Bonds – 34.02%
Banking – 3.18%
#	Bank Nederlandse Gemeenten
	144A 1.75% 10/6/15		100,000	99,483
	Bank of America
	3.70% 9/1/15		100,000	101,142
	5.625% 7/1/20		110,000	116,456
	Bank of New York Mellon
	4.95% 3/15/15		60,000	67,093
	BB&T 5.25% 11/1/19		185,000	199,495
•	BB&T Capital Trust IV 6.82% 6/12/57		80,000	80,300
	City National 5.25% 9/15/20		90,000	91,942
	JPMorgan Chase
	4.40% 7/22/20		40,000	41,046
	7.00% 6/28/17	RUB	4,000,000	124,170
	JPMorgan Chase Capital XXV
	6.80% 10/1/37	USD	280,000	285,480
	Korea Development Bank
	8.00% 1/23/14		200,000	234,124
	Oesterreichische Kontrollbank
	1.75% 10/5/15		75,000	75,208
	PNC Funding
	5.125% 2/8/20		305,000	330,803
	5.25% 11/15/15		50,000	55,596
	5.625% 2/1/17		165,000	180,400
•#	PNC Preferred Funding Trust II
	144A 6.113% 3/29/49		100,000	73,084
•#	Rabobank Nederland 144A
	11.00% 12/29/49		165,000	215,135
	Rentenbank 6.00% 7/15/14	AUD	47,000	45,925
	SVB Financial Group
	5.375% 9/15/20	USD	150,000	152,657
•	USB Capital IX 6.189% 10/29/49		220,000	174,900
	Wachovia
	5.25% 8/1/14		20,000	21,758
	5.625% 10/15/16		155,000	172,659
•	Wells Fargo Capital XIII
	7.70% 12/29/49		134,000	139,695
	Zions Bancorporation
	5.65% 5/15/14		13,000	12,902
	7.75% 9/23/14		53,000	56,206
				3,147,659
Basic Industry – 2.67%
	Alcoa 6.15% 8/15/20		90,000	92,704
#	Algoma Acquisition 144A
	9.875% 6/15/15		54,000	48,398
	ArcelorMittal 9.85% 6/1/19		120,000	154,476
	Century Aluminum 8.00% 5/15/14		67,300	66,795
	CF Industries 7.125% 5/1/20		47,000	51,524
	Cliffs Natural Resources
	4.80% 10/1/20		80,000	81,363
	5.90% 3/15/20		45,000	49,493
	6.25% 10/1/40		50,000	49,628
	Compass Minerals International
	8.00% 6/1/19		37,000	39,266
	Cytec Industries 8.95% 7/1/17		115,000	145,270
	Dow Chemical 8.55% 5/15/19		250,000	316,178
	duPont (E.I.) deNemours
	3.625% 1/15/21		390,000	397,058
#	Essar Steel Algoma 144A
	9.375% 3/15/15		7,000	7,070
#	FMG Finance 144A 10.625% 9/1/16		132,000	163,185
	Freeport-McMoRan Copper &
	Gold 8.375% 4/1/17		45,000	50,295
#	Georgia-Pacific 144A 8.25% 5/1/16		19,000	21,209
	Hexion U.S. Nova Scotia/Finance
	8.875% 2/1/18		42,000	41,370
	9.75% 11/15/14		47,000	49,115
	International Paper 9.375% 5/15/19		250,000	324,830
#	MacDermid 144A 9.50% 4/15/17		47,000	49,350
•	Noranda Aluminum Acquisition PIK
	5.373% 5/15/15		43,740	37,015
	Novelis 11.50% 2/15/15		33,000	37,868
	Reliance Steel & Aluminum
	6.85% 11/15/36		85,000	85,352
	Ryerson
	•7.719% 11/1/14		4,000	3,745
	12.00% 11/1/15		57,000	58,995
	Steel Dynamics 7.75% 4/15/16		8,000	8,360
	Teck Resources
	9.75% 5/15/14		52,000	64,162
	10.25% 5/15/16		23,000	27,976
	10.75% 5/15/19		6,000	7,567
	Vale Overseas
	6.875% 11/21/36		59,000	67,553
	6.875% 11/10/39		40,000	46,038
				2,643,208
Brokerage – 0.81%
•	Bear Stearns 5.16% 12/7/12	AUD	190,000	180,015
	E TRADE Financial PIK
	12.50% 11/30/17	USD	73,000	83,585
	Goldman Sachs Group
	3.70% 8/1/15		20,000	20,485
	5.375% 3/15/20		275,000	290,391
	Jefferies Group
	6.25% 1/15/36		10,000	9,209
	6.45% 6/8/27		110,000	108,388

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Brokerage (continued)
	Lazard Group
	6.85% 6/15/17	USD	39,000	$41,821
	7.125% 5/15/15		63,000	68,797
				802,691
Capital Goods – 1.06%
	Allied Waste North America
	6.875% 6/1/17		195,000	215,520
	7.125% 5/15/16		99,000	106,177
	AMH Holdings 11.25% 3/1/14		28,000	29,400
	Anixter 10.00% 3/15/14		4,000	4,395
#	BAE Systems Holdings 144A
	4.95% 6/1/14		10,000	11,045
	Case New Holland 7.75% 9/1/13		28,000	30,555
	Casella Waste Systems
	9.75% 2/1/13		61,000	61,763
	11.00% 7/15/14		10,000	11,000
	Graham Packaging/GPC Capital I
	9.875% 10/15/14		12,000	12,510
	Intertape Polymer 8.50% 8/1/14		28,000	24,010
	Jabil Circuit 7.75% 7/15/16		9,000	9,911
	L-3 Communications
	4.75% 7/15/20		25,000	26,272
#	Meccanica Holdings USA 144A
	6.25% 7/15/19		100,000	111,095
#	Plastipak Holdings 144A
	10.625% 8/15/19		28,000	31,220
	Ply Gem Industries 13.125% 7/15/14		70,000	71,663
	Pregis 12.375% 10/15/13		64,000	64,640
	RBS Global/Rexnord 11.75% 8/1/16		48,000	51,600
	Sanmina-SCI 8.125% 3/1/16		61,000	62,830
	Smurfit Kappa Funding
	7.75% 4/1/15		33,000	33,495
	Solo Cup 8.50% 2/15/14		33,000	28,545
	Thermadyne Holdings
	11.25% 2/1/14		8,000	8,160
#	Trimas 144A 9.75% 12/15/17		28,000	30,240
#	USG 144A 9.75% 8/1/14		14,000	14,665
				1,050,711
Consumer Cyclical – 1.84%
#	Allison Transmission 144A
	11.00% 11/1/15		67,000	73,030
	American Axle & Manufacturing
	7.875% 3/1/17		28,000	27,895
	ArvinMeritor 8.125% 9/15/15		75,000	76,313
	Beazer Homes USA 8.125% 6/15/16		30,000	27,825
	Burlington Coat Factory
	Investment Holdings
	14.50% 10/15/14		104,000	111,540
#	CKE Restaurants 144A
	11.375% 7/15/18		52,000	53,560
w#	CVS Pass Through Trust 144A
	8.353% 7/10/31		166,660	207,114
#	Equinox Holdings 144A
	9.50% 2/1/16		9,000	9,248
	Ford Motor 7.45% 7/16/31		127,000	133,032
	Ford Motor Credit 12.00% 5/15/15		100,000	126,063
	Global Cash Access 8.75% 3/15/12		16,000	15,920
	Harrah’s Operating
	10.00% 12/15/18		52,000	41,795
	Interface
	9.50% 2/1/14		8,000	8,310
	11.375% 11/1/13		28,000	31,920
#	Invista 144A 9.25% 5/1/12		3,000	3,045
	K Hovnanian Enterprises
	6.25% 1/15/15		23,000	17,365
	7.50% 5/15/16		33,000	21,945
	10.625% 10/15/16		37,000	37,231
	Landry’s Restaurants
	11.625% 12/1/15		19,000	20,140
	M/I Homes 6.875% 4/1/12		14,000	14,035
	Macy’s Retail Holdings
	5.90% 12/1/16		80,000	85,600
	MGM MIRAGE
	7.50% 6/1/16		4,000	3,400
	11.125% 11/15/17		23,000	26,306
	11.375% 3/1/18		78,000	74,685
	Mobile Mini 6.875% 5/1/15		13,000	12,805
	Mohawk Industries 6.875% 1/15/16		23,000	24,064
	Mohegan Tribal Gaming
	Authority 6.875% 2/15/15		28,000	15,575
	NCL 11.75% 11/15/16		14,000	15,750
	New Albertsons 7.25% 5/1/13		14,000	14,350
	Norcraft Finance 10.50% 12/15/15		8,000	8,400
	Norcraft Holdings 9.75% 9/1/12		53,000	49,953
	OSI Restaurant Partners
	10.00% 6/15/15		35,000	35,700
	Pinnacle Entertainment
	8.75% 5/15/20		80,000	79,200
@#	Pokagon Gaming Authority
	144A 10.375% 6/15/14		20,000	20,975
	Rite Aid 9.375% 12/15/15		19,000	16,483
	Royal Caribbean Cruises
	6.875% 12/1/13		20,000	21,150
	7.00% 6/15/13		17,000	17,956
	Ryland Group 8.40% 5/15/17		33,000	35,805
	Sally Holdings 10.50% 11/15/16		47,000	51,700
#	Sealy Mattress 144A
	10.875% 4/15/16		12,000	13,650
#	Shingle Springs Tribal
	Gaming Authority 144A
	9.375% 6/15/15		75,000	56,250
	Standard Pacific 10.75% 9/15/16		42,000	45,990
	Wyndham Worldwide
	5.75% 2/1/18		35,000	35,163
				1,818,236

(continues)       83

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical – 4.81%
	Abbott Laboratories
	4.125% 5/27/20	USD	140,000	$152,672
	Accellent 10.50% 12/1/13		47,000	47,705
	Alere 9.00% 5/15/16		51,000	52,785
	Alliance One International
	10.00% 7/15/16		52,000	56,550
	Amgen 3.45% 10/1/20		130,000	131,148
	Anheuser-Busch Inbev Worldwide
	5.00% 4/15/20		160,000	176,639
	Bausch & Lomb 9.875% 11/1/15		52,000	55,575
	Baxter International
	4.50% 8/15/19		240,000	266,934
	Bio-Rad Laboratories
	8.00% 9/15/16		18,000	19,620
	CareFusion 6.375% 8/1/19		275,000	327,754
	Covidien International Finance
	4.20% 6/15/20		240,000	256,307
	Dean Foods 6.90% 10/15/17		14,000	13,265
	DJO Finance 11.75% 11/15/14		4,000	4,210
#	Dole Food 144A 8.00% 10/1/16		28,000	29,435
#	Genzyme 144A
	3.625% 6/15/15		145,000	153,932
	5.00% 6/15/20		125,000	139,262
	Hospira 6.40% 5/15/15		195,000	226,215
	Ingles Markets 8.875% 5/15/17		33,000	35,723
	International CCE 3.50% 9/15/20		725,000	722,273
	Jarden 7.50% 1/15/20		5,000	5,225
	Kraft Foods 5.375% 2/10/20		325,000	363,717
	Life Technologies
	4.40% 3/1/15		15,000	16,017
	6.00% 3/1/20		190,000	215,628
	LVB Acquisition
	11.625% 10/15/17		28,000	31,325
	PIK 10.375% 10/15/17		23,000	25,645
	Medco Health Solutions
	4.125% 9/15/20		130,000	131,906
	7.125% 3/15/18		145,000	178,338
#	Novasep Holding 144A
	9.75% 12/15/16		100,000	77,500
	Pfizer 6.20% 3/15/19		170,000	209,669
	Smithfield Foods
	7.75% 7/1/17		53,000	53,994
	#144A 10.00% 7/15/14		19,000	21,945
	Supervalu 8.00% 5/1/16		28,000	28,350
#	Tops Markets 144A
	10.125% 10/15/15		19,000	20,496
	Tyson Foods 10.50% 3/1/14		37,000	44,724
#	Viskase 144A 9.875% 1/15/18		61,000	62,525
#	Woolworths 144A 4.00% 9/22/20		70,000	71,490
	Yale University 2.90% 10/15/14		105,000	111,266
	Yankee Acquisition 9.75% 2/15/17		52,000	54,340
	Zimmer Holdings 4.625% 11/30/19		160,000	172,750
				4,764,854
Energy – 5.04%
	AmeriGas Partners 7.125% 5/20/16		9,000	9,428
	Anadarko Petroleum
	6.375% 9/15/17		115,000	126,904
	Antero Resources Finance
	9.375% 12/1/17		19,000	20,283
	Berry Petroleum 10.25% 6/1/14		12,000	13,590
	Chesapeake Energy
	6.50% 8/15/17		55,000	57,338
	9.50% 2/15/15		4,000	4,650
	Complete Production Service
	8.00% 12/15/16		56,000	57,960
	Copano Energy 7.75% 6/1/18		33,000	33,495
	Ecopetrol 7.625% 7/23/19		20,000	24,300
	El Paso
	6.875% 6/15/14		4,000	4,297
	7.00% 6/15/17		17,000	18,137
#	El Paso Performance-Linked
	Trust 144A 7.75% 7/15/11		8,000	8,322
•	Enbridge Energy Partners
	8.05% 10/1/37		65,000	66,344
	Energy Transfer Partners
	9.70% 3/15/19		215,000	285,669
#	ENI 144A 4.15% 10/1/20		200,000	203,076
	Enterprise Products Operating
	5.20% 9/1/20		125,000	135,620
	•7.034% 1/15/68		65,000	64,766
	9.75% 1/31/14		65,000	79,661
	Forest Oil 7.25% 6/15/19		19,000	19,523
#	Helix Energy Solutions 144A
	9.50% 1/15/16		71,000	72,243
#	Hercules Offshore 144A
	10.50% 10/15/17		52,000	43,420
#	Hilcorp Energy Finance I 144A
	7.75% 11/1/15		13,000	13,195
	Holly 9.875% 6/15/17		33,000	35,104
	Inergy Finance
	8.25% 3/1/16		4,000	4,220
	8.75% 3/1/15		10,000	10,838
	Key Energy Services
	8.375% 12/1/14		70,000	74,200
	Kinder Morgan Energy Partners
	5.30% 9/15/20		160,000	172,764
	6.55% 9/15/40		20,000	21,951
	9.00% 2/1/19		110,000	143,453
#	Linn Energy 144A 8.625% 4/15/20		28,000	29,820
#	Midcontinent Express Pipeline 144A
	5.45% 9/15/14		80,000	85,467
	6.70% 9/15/19		130,000	142,875
#	Murray Energy 144A
	10.25% 10/15/15		33,000	34,403
	Nexen 7.50% 7/30/39		200,000	246,558
#	NFR Energy 144A 9.75% 2/15/17		33,000	33,165
	Noble Energy 8.25% 3/1/19		125,000	162,860

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Noble Holding International
	4.90% 8/1/20	USD	285,000	$307,042
	OPTI Canada
	7.875% 12/15/14		34,000	25,755
	8.25% 12/15/14		33,000	25,245
	Petrobras International Finance
	5.75% 1/20/20		40,000	44,482
	5.875% 3/1/18		15,000	16,743
	PetroHawk Energy
	7.875% 6/1/15		42,000	44,205
	10.50% 8/1/14		10,000	11,375
#	Petroleos Mexicanos 144A
	6.625% 6/15/35		50,000	54,872
	Petroleum Development
	12.00% 2/15/18		33,000	36,795
	Plains All American Pipeline
	8.75% 5/1/19		180,000	228,820
	Pride International
	6.875% 8/15/20		180,000	196,875
	8.50% 6/15/19		25,000	29,125
	Quicksilver Resources
	7.125% 4/1/16		61,000	60,543
	Range Resources 8.00% 5/15/19		28,000	30,730
	Regency Energy Partners
	8.375% 12/15/13		14,000	14,665
#	SandRidge Energy 144A
	9.875% 5/15/16		65,000	67,438
	Total Capital
	2.30% 3/15/16		30,000	30,150
	4.25% 12/15/21		160,000	174,562
	4.45% 6/24/20		35,000	38,377
	TransCanada PipeLines
	3.80% 10/1/20		85,000	87,047
	•6.35% 5/15/67		115,000	107,666
	Transocean 6.50% 11/15/20		115,000	125,480
	Weatherford International
	9.625% 3/1/19		55,000	71,859
	Weatherford International Bermuda
	5.125% 9/15/20		65,000	66,577
	6.75% 9/15/40		255,000	266,652
#	Woodside Finance 144A
	8.125% 3/1/14		225,000	264,837
				4,987,816
Financials – 1.61%
	Capital One Capital V
	10.25% 8/15/39		42,000	45,728
	City National Capital Trust I
	9.625% 2/1/40		120,000	124,967
#	Crown Castle Towers 144A
	4.883% 8/15/20		385,000	398,536
#	ERAC USA Finance 144A
	5.25% 10/1/20		260,000	278,247
	FTI Consulting 7.75% 10/1/16		40,000	41,800
	General Electric Capital
	4.375% 9/16/20		180,000	181,028
	6.00% 8/7/19		335,000	377,593
	International Lease Finance
	5.55% 9/5/12		8,000	8,050
	6.625% 11/15/13		67,000	67,503
	Nuveen Investments
	10.50% 11/15/15		70,000	69,913
				1,593,365
Insurance – 0.50%
•	Genworth Financial 6.15% 11/15/66		38,000	29,118
	MetLife
	6.40% 12/15/36		120,000	112,800
	6.817% 8/15/18		225,000	271,879
	Prudential Financial 3.875% 1/14/15		75,000	78,867
				492,664
Media – 3.56%
	Affinion Group 11.50% 10/15/15		26,000	27,593
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		66,000	75,075
	Clear Channel Communications
	10.75% 8/1/16		33,000	25,905
	Comcast 5.90% 3/15/16		165,000	190,823
#	Cox Communications 144A
	6.25% 6/1/18		55,000	63,508
	6.45% 12/1/36		20,000	22,010
	6.95% 6/1/38		45,000	52,743
	DIRECTV Holdings/Financing
	4.60% 2/15/21		140,000	144,160
	7.625% 5/15/16		310,000	346,048
	DISH DBS 7.875% 9/1/19		85,000	91,906
	GXS Worldwide 9.75% 6/15/15		84,000	84,105
	Lamar Media 6.625% 8/15/15		46,000	47,233
	LIN Television 6.50% 5/15/13		9,000	8,978
#	NBC Universal 144A
	4.375% 4/1/21		185,000	187,646
	5.15% 4/30/20		325,000	351,644
	Nielsen Finance
	10.00% 8/1/14		83,000	87,669
	11.50% 5/1/16		4,000	4,560
	11.625% 2/1/14		4,000	4,560
#	Rainbow National Services 144A
	10.375% 9/1/14		4,000	4,180
	Shaw Communication
	6.75% 11/9/39	CAD	309,000	317,286
#	Sinclair Television Group 144A
	9.25% 11/1/17	USD	33,000	35,558
#	Sirius XM Radio 144A
	9.75% 9/1/15		9,000	9,956
	Symantec 4.20% 9/15/20		535,000	538,235

(continues)       85

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Media (continued)
	Terremark Worldwide
	12.00% 6/15/17	USD	58,000	$66,555
	Time Warner Cable
	8.25% 4/1/19		285,000	368,549
#	Univision Communications
	144A 12.00% 7/1/14		38,000	41,753
	Videotron
	6.375% 12/15/15		4,000	4,110
	#144A 7.125% 1/15/20	CAD	69,000	68,738
#	Vivendi 144A
	5.75% 4/4/13	USD	135,000	147,054
	6.625% 4/4/18		80,000	92,970
#	XM Satellite Radio 144A
	13.00% 8/1/13		14,000	16,170
				3,527,280
Real Estate – 0.53%
	Developers Diversified Realty
	5.375% 10/15/12		78,000	78,291
	7.50% 4/1/17		35,000	36,415
	9.625% 3/15/16		33,000	36,856
#	Digital Realty Trust 144A
	5.875% 2/1/20		40,000	42,602
	Host Hotels & Resorts
	6.375% 3/15/15		35,000	36,006
	Liberty Property 4.75% 10/1/20		45,000	45,408
	ProLogis
	6.25% 3/15/17		70,000	68,843
	7.375% 10/30/19		70,000	70,758
	Regency Centers 4.80% 4/15/21		90,000	89,487
	Ventas Realty 6.50% 6/1/16		24,000	25,077
				529,743
Services Non-Cyclical – 0.70%
	ARAMARK 8.50% 2/1/15		58,000	60,610
#	Brambles USA 144A
	3.95% 4/1/15		135,000	140,147
	5.35% 4/1/20		40,000	42,938
	Corrections Corporation of
	America 7.75% 6/1/17		16,000	17,280
	HCA 9.25% 11/15/16		8,000	8,680
	HCA PIK 9.625% 11/15/16		4,000	4,350
#	Radnet Management 144A
	10.375% 4/1/18		33,000	30,360
#	Roche Holdings 144A
	6.00% 3/1/19		175,000	212,366
	RSC Equipment Rental
	10.25% 11/15/19		42,000	44,835
	Select Medical 7.625% 2/1/15		47,000	46,119
•	US Oncology Holdings PIK
	6.643% 3/15/12		89,000	84,773
				692,458
Technology – 0.55%
	National Semiconductor
	6.60% 6/15/17		120,000	140,072
#	Oracle 144A 3.875% 7/15/20		210,000	220,282
#	Seagate Technology International
	144A 10.00% 5/1/14		75,000	88,875
	SunGard Data Systems
	10.25% 8/15/15		50,000	52,875
#	Unisys 144A 12.75% 10/15/14		33,000	39,435
				541,539
Telecommunications – 3.95%
	America Movil 5.00% 3/30/20		605,000	655,539
	American Tower 5.05% 9/1/20		160,000	164,190
	AT&T
	6.50% 9/1/37		30,000	34,827
	#144A 5.35% 9/1/40		465,000	468,932
	Cincinnati Bell 7.00% 2/15/15		18,000	18,090
	Citizens Communications
	6.25% 1/15/13		4,000	4,210
#	Clearwire Communications/
	Finance 144A 12.00% 12/1/15		119,000	128,868
	Cricket Communications
	9.375% 11/1/14		61,000	63,440
#	Digicel 144A 8.25% 9/1/17		110,000	116,050
	Global Crossing
	12.00% 9/15/15		61,000	69,235
	Hughes Network Systems
	9.50% 4/15/14		47,000	48,880
	Intelsat Bermuda PIK
	11.50% 2/4/17		930	1,013
	Intelsat Jackson Holdings
	11.25% 6/15/16		8,000	8,740
	Level 3 Financing
	9.25% 11/1/14		9,000	8,505
	10.00% 2/1/18		43,000	38,915
	NII Capital 10.00% 8/15/16		61,000	69,693
	PAETEC Holding
	8.875% 6/30/17		28,000	29,400
	9.50% 7/15/15		47,000	48,175
	Qwest 8.375% 5/1/16		303,000	359,813
	Rogers Communications
	6.68% 11/4/39	CAD	40,000	43,581
	Sprint Capital 8.75% 3/15/32	USD	75,000	79,125
	Telecom Italia Capital
	5.25% 10/1/15		260,000	280,884
	6.175% 6/18/14		25,000	27,593
	Telefonica Emisiones
	5.134% 4/27/20		130,000	141,701
	6.421% 6/20/16		330,000	387,254
	Telesat Canada
	11.00% 11/1/15		56,000	63,560
	12.50% 11/1/17		19,000	22,515
	Verizon Communications
	6.40% 2/15/38		380,000	441,022

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Telecommunications (continued)
#	Wind Acquisition Finance 144A
	11.75% 7/15/17	USD	50,000	$56,281
	Windstream
	7.875% 11/1/17		10,000	10,475
	8.125% 8/1/13		19,000	20,710
				3,911,216
Transportation – 0.39%
	Burlington Northern Santa Fe
	3.60% 9/1/20		30,000	30,438
	4.70% 10/1/19		175,000	192,563
	Canadian Pacific Railway
	4.45% 3/15/23		80,000	81,828
	Kansas City Southern Railway
	13.00% 12/15/13		19,000	23,109
#	United Air Lines 144A
	12.00% 11/1/13		52,000	57,720
				385,658
Utilities – 2.82%
	AES
	7.75% 3/1/14		1,000	1,075
	8.00% 6/1/20		31,000	33,790
	#144A 8.75% 5/15/13		1,000	1,018
#	American Transmission Systems
	144A 5.25% 1/15/22		140,000	155,187
#	Centrais Eletricas Brasileiras
	144A 6.875% 7/30/19		100,000	118,500
	CMS Energy
	4.25% 9/30/15		40,000	40,545
	6.55% 7/17/17		45,000	48,611
	8.75% 6/15/19		35,000	41,966
	Commonwealth Edison
	4.00% 8/1/20		180,000	189,071
	5.80% 3/15/18		15,000	17,574
	Duke Energy 5.05% 9/15/19		25,000	27,868
	Duke Energy Carolinas
	5.30% 2/15/40		55,000	60,102
	Dynegy Holdings 7.75% 6/1/19		38,000	26,220
	Exelon Generation
	4.00% 10/1/20		135,000	135,419
	5.75% 10/1/41		140,000	140,951
	Florida Power 5.65% 6/15/18		80,000	94,514
	Georgia Power 4.75% 9/1/40		30,000	29,701
	Illinois Power 9.75% 11/15/18		200,000	268,378
	Indiana Michigan Power
	7.00% 3/15/19		45,000	55,347
	Jersey Central Power & Light
	5.625% 5/1/16		35,000	39,716
#	Korea Electric Power 144A
	3.00% 10/5/15		100,000	100,065
	Mirant North America
	7.375% 12/31/13		9,000	9,315
	NRG Energy 7.375% 2/1/16		23,000	23,719
	Oncor Electric Delivery
	7.00% 9/1/22		50,000	62,944
	#144A 5.25% 9/30/40		20,000	20,449
	PacifiCorp 5.50% 1/15/19		105,000	123,756
	Pennsylvania Electric 5.20% 4/1/20		115,000	125,883
	PPL Electric Utilities
	7.125% 11/30/13		40,000	46,952
	Public Service Company of
	Oklahoma 5.15% 12/1/19		360,000	394,581
•	Puget Sound Energy
	6.974% 6/1/67		51,000	47,746
#	SEMCO Energy 144A
	5.15% 4/21/20		140,000	153,342
	Virginia Electric & Power
	3.45% 9/1/22		160,000	160,432
				2,794,737
Total Corporate Bonds
	(cost $31,718,796)			33,683,835

Municipal Bond – 0.05%
•	Puerto Rico Sales Tax Financing
	Revenue First Subordinate
	Series B 5.00% 8/1/39		50,000	51,993
Total Municipal Bond
	(cost $50,000)			51,993

Non-Agency Asset-Backed Securities – 2.03%
•#	AH Mortgage Advance Trust
	Series 2009-ADV3 A1 144A
	2.214% 10/6/21		55,000	54,960
	Ally Auto Receivables Trust
	Series 2010-2 A3
	1.38% 7/15/14		40,000	40,417
•#	Ally Master Owner Trust Series
	2010-1 A 144A
	2.007% 1/15/15		300,000	306,104
•	American Express Credit
	Account Master Trust Series
	2010-1 B 0.857% 11/16/15		100,000	99,989
	Capital One Multi-Asset
	Execution Trust Series
	2007-A7 A7 5.75% 7/15/20		100,000	118,995
	#CIT Equipment Collateral 144A
	Series 2009-VT1 A3
	3.07% 8/15/16		100,000	101,292
	Series 2010-VT1A A3
	2.41% 5/15/13		100,000	101,023
•	Citibank Credit Card Issuance
	Trust Series 2004-C1 C1
	0.907% 7/15/13		45,000	44,572
#	Citibank Omni Master Trust
	Series 2009-A13 A13 144A
	5.35% 8/15/18		250,000	271,376

(continues)       87

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Asset-Backed Securities (continued)
	CNH Equipment Trust
	•Series 2007-A A4
	0.297% 9/17/12	USD	6,635	$6,633
	Series 2008-A A4A
	4.93% 8/15/14		90,000	92,571
	Series 2009-C A3
	1.85% 12/16/13		25,000	25,297
	Series 2009-C A4
	3.00% 8/17/15		80,000	83,791
	Series 2010-A A4
	2.49% 1/15/16		105,000	108,644
•	Discover Card Master Trust
	Series 2010-A2 A2
	0.837% 3/15/18		100,000	100,000
	Ford Credit Auto Owner
	Trust Series 2010-B B
	2.54% 2/15/16		100,000	101,872
•#	Ford Credit Floorplan Master
	Owner Trust Series 2010-1 A
	144A 1.907% 12/15/14		100,000	102,066
•#	Golden Credit Card Trust
	Series 2008-3 A 144A
	1.257% 7/15/17		100,000	100,563
•#	Nissan Master Owner Trust
	Receivables Series 2010-AA A
	144A 1.407% 1/15/15		100,000	101,499
	World Omni Automobile Lease
	Securitization Trust Series
	2009-A A3 1.65% 2/15/13		50,000	50,430
Total Non-Agency Asset-Backed
	Securities (cost $1,974,083)			2,012,094

Non-Agency Collateralized Mortgage Obligations – 0.38%
	Bank of America Alternative
	Loan Trust
	Series 2004-10 1CB1
	6.00% 11/25/34		7,271	7,365
	Series 2005-3 2A1
	5.50% 4/25/20		6,383	6,016
	Series 2005-5 2CB1
	6.00% 6/25/35		2,555	2,027
	Series 2005-6 7A1
	5.50% 7/25/20		4,183	4,070
	•@Series 2006-H 1A2
	2.965% 9/20/46		2,378	258
•	ChaseFlex Trust Series 2006-1 A4
	6.30% 6/25/36		100,000	75,638
	Citicorp Mortgage Securities
	Series 2006-4 3A1
	5.50% 8/25/21		27,340	27,157
•	Citigroup Mortgage Loan Trust
	Series 2007-AR8 1A3A
	5.721% 8/25/37		149,809	118,322
w@	Countrywide Home Loan
	Mortgage Pass Through
	Trust Series 2006-17 A5
	6.00% 12/25/36		6,792	6,198
	Lehman Mortgage Trust Series
	2005-2 2A3 5.50% 12/25/35		61,417	59,612
	Wells Fargo Mortgage Backed
	Securities Trust
	Series 2006-2 3A1
	5.75% 3/25/36		50,170	48,062
	•Series 2006-AR5 2A1
	5.463% 4/25/36		23,801	19,866
Total Non-Agency Collateralized
	Mortgage Obligations
	(cost $270,107)			374,591

Regional Bonds – 1.39%Δ
Australia – 0.86%
	New South Wales Treasury
	2.75% 11/20/25	AUD	71,000	71,286
	6.00% 5/1/20	AUD	781,000	780,463
				851,749
Canada – 0.53%
	Province of British Columbia
	Canada 2.85% 6/15/15	USD	75,000	79,846
	Province of Nova Scotia Canada
	2.375% 7/21/15		220,000	226,684
	Province of Ontario Canada
	1.875% 9/15/15		65,000	65,562
	4.40% 4/14/20		70,000	77,565
	Province of Quebec Canada
	4.50% 12/1/19	CAD	6,000	6,280
	4.60% 5/26/15	USD	60,000	68,043
				523,980
Total Regional Bonds
	(cost $1,267,666)			1,375,729

«Senior Secured Loans – 1.02%
	Allied Security Holdings
	6.75% 2/23/15		55,113	55,389
	ATI Holdings 7.00% 2/18/16		19,900	19,386
	BWAY Holding Term Tranche
	Loan B 5.50% 3/28/17		68,400	68,554
	Cengage Learning 7.50% 7/7/14		124,365	124,481
	Delta Air Lines 8.75% 9/16/13		109,148	110,876
	Energy Futures Holdings
	Term Tranche Loan B2
	3.94% 10/10/14		97,981	76,338
	Graham Packaging Term Tranche
	Loan C 6.75% 4/5/14		37,788	38,082
	ICL Industrial Containers Term
	Loan C 5.50% 6/16/17		6,412	6,427

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
JohnsonDiversey Term Tranche
Loan B 5.50% 11/24/15	USD	37,597	$37,754
New Development Holdings
7.00% 4/21/17		69,825	71,010
Nuveen Investments 2nd Lien
Term Tranche Loan
12.50% 7/9/15		60,000	65,250
PQ 6.82% 7/30/15		65,000	60,223
Rental Service 2nd Lien Term
Tranche Loan 4.04% 10/7/13		125,000	122,604
Rockwood Specialties Term
Tranche Loan H 6.00% 5/15/14		46,066	46,287
Smurfit-Stone Container
Enterprise 6.75% 1/2/16		34,913	35,147
SunGard Data Systems
6.75% 2/28/14		34,823	35,058
Univision Communications
Term Tranche Loan B
2.566% 9/29/14		39,088	34,439
Total Senior Secured Loans
(cost $981,396)			1,007,305

Sovereign Bonds – 5.12%Δ
Australia – 0.80%
Australian Government
4.50% 4/15/20	AUD	531,000	494,937
6.00% 2/15/17	AUD	220,000	225,206
Australian Index Linked Bond
3.00% 9/20/25	AUD	71,000	75,847
			795,990
Brazil – 0.33%
Federal Republic of Brazil
7.125% 1/20/37	USD	80,000	105,600
8.875% 10/14/19		80,000	113,000
11.00% 8/17/40		80,000	111,200
			329,800
Canada – 0.16%
Export Development Canada
3.125% 4/24/14		150,000	160,973
			160,973
Colombia – 0.11%
Republic of Colombia
7.75% 4/14/21	COP	72,000,000	47,087
10.375% 1/28/33	USD	40,000	64,400
			111,487
Indonesia – 0.55%
Indonesia Treasury Bonds
10.50% 8/15/30	IDR	1,090,000,000	146,586
11.00% 11/15/20	IDR	1,855,000,000	257,780
12.80% 6/15/21	IDR	900,000,000	138,366
			542,732
Japan – 0.21%
Japan Finance 1.875% 9/24/15	USD	200,000	201,995
			201,995
Norway – 1.75%
Eksportfinans
3.00% 11/17/14		85,000	89,711
5.50% 5/25/16		210,000	245,560
# Kommunalbanken 144A
1.75% 10/5/15		130,000	130,049
Norwegian Government
4.25% 5/19/17	NOK	1,180,000	217,327
4.50% 5/22/19	NOK	3,913,000	735,791
5.00% 5/15/15	NOK	1,677,000	314,874
			1,733,312
Panama – 0.12%
Republic of Panama 7.25% 3/15/15	USD	95,000	114,000
			114,000
Peru – 0.11%
Republic of Peru
7.125% 3/30/19		85,000	106,888
			106,888
Philippines – 0.24%
Republic of the Philippines
6.375% 10/23/34		100,000	117,000
6.50% 1/20/20		100,000	120,250
			237,250
Poland – 0.11%
Republic of Poland
6.375% 7/15/19		95,000	112,401
			112,401
Republic of Korea – 0.19%
# Korea Expressway 144A
4.50% 3/23/15		100,000	105,596
@ Korea Treasury Inflation Linked
2.75% 6/10/20	KRW	81,999,313	78,522
			184,118
Russia – 0.27%
Russian-Eurobond 7.50% 3/31/30	USD	220,800	264,231
			264,231
Sweden – 0.11%
Svensk Exportkredit 3.25% 9/16/14		105,000	112,046
			112,046
Turkey – 0.06%
Republic of Turkey
6.875% 3/17/36		52,000	60,710
			60,710
Total Sovereign Bonds
(cost $4,743,914)			5,067,933

(continues)       89

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
Supranational Banks – 0.82%
European Bank for Reconstruction
& Development
6.75% 5/12/17	RUB	1,000,000	$32,771
European Investment Bank
9.00% 12/21/18	ZAR	900,000	136,631
Inter-American Development
Bank 4.25% 9/14/15	USD	45,000	50,867
International Bank for
Reconstruction & Development
2.375% 5/26/15		50,000	52,390
3.375% 4/30/15	NOK	350,000	60,203
3.625% 6/22/20	NOK	350,000	60,023
5.75% 10/21/19	AUD	433,000	422,346
Total Supranational Banks
(cost $744,785)			815,231

U.S. Treasury Obligations – 1.38%
U.S. Treasury Bond
4.375% 5/15/40	USD	105,000	117,945
U.S. Treasury Notes
1.25% 8/31/15		115,000	114,982
1.25% 9/30/15		165,000	164,768
¥2.625% 8/15/20		965,000	974,198
Total U.S. Treasury Obligations
(cost $1,348,625)			1,371,893

	Number of
	Shares
Preferred Stock – 0.03%
• Citigroup Capital XIII 7.875%		1,350	351
• PNC Financial Services 8.25%		25,000	26,805
Total Preferred Stock
(cost $25,652)			27,156

	Principal
	Amount°
≠Discount Note – 9.24%
Federal Home Loan Bank
0.007% 10/1/10	USD	9,148,004	9,148,004
Total Discount Note
(cost $9,148,004)			9,148,004

Total Value of Securities – 106.01%
(cost $98,162,560)			104,969,009
Liabilities Net of Receivables
and Other Assets – (6.01%)z			(5,951,098)
Net Assets Applicable to 9,991,338
Shares Outstanding – 100.00%			$99,017,911

Net Asset Value – Delaware Foundation
Conservative Allocation Fund Class A
($55,512,739 / 5,605,080 Shares)			$9.90
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Class B
($938,446 / 93,945 Shares)			$9.99
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Class C
($10,577,966 / 1,066,756 Shares)			$9.92
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Class R
($1,589,499 / 160,508 Shares)			$9.90
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Institutional Class
($30,399,261 / 3,065,049 Shares)			$9.92

Components of Net Assets at September 30, 2010:
Shares of beneficial interest
(unlimited authorization – no par)			$89,834,767
Undistributed net investment income			181,222
Accumulated net realized gain on investments			2,332,533
Net unrealized appreciation of investments
and foreign currencies			6,669,389
Total net assets			$99,017,911

°Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
COP — Colombian Peso
CLP — Chilean Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesian Rupiah
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
RUB — Russian Ruble
TRY — Turkish Lira
USD — United States Dollar
ZAR — South African Rand

¥	Fully or partially pledged as collateral for financial futures contracts.
•	Variable rate security. The rate shown is the rate as of September 30, 2010. Interest rates reset periodically.
w
Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

z	Of this amount, $8,772,111 represents payable for securities purchased.
#
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2010, the aggregate amount of Rule 144A securities was $8,863,764, which represented 8.95% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At September 30, 2010, the aggregate amount of illiquid securities was $317,899, which represented 0.32% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
≠	The rate shown is the effective yield at time of purchase.
Φ	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2010.
†	Non income producing security.
«
Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2010.

Δ	Securities have been classified by country of origin.
§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

Summary of Abbreviations:
ADR — American Depositary Receipts
BCLY — Barclays
BOA — Bank of America Securities
CDS — Credit Default Swap
CGM — Citigroup Global Markets
CMB — Chase Manhattan Bank
CITI — Citibank
GDR — Global Depositary Receipts
GNMA — Government National Mortgage Association
GSC — Goldman Sachs & Co.
HKSB — Hong Kong Shanghai Bank
JPMS — JPMorgan Securities
MNB — Mellon National Bank
MSC — Morgan Stanley & Co.
NVDR — Non-Voting Depositary Receipts
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — year

Net Asset Value and Offering Price per Share –
Delaware Foundation® Conservative Allocation Fund
Net asset value Class A (A)	$9.90
Sales charge (5.75% of offering price) (B)	0.60
Offering price	$10.50

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

1The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at September 30, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BCLY	CAD	(239,016)	USD	231,014	10/29/10	$(1,137)
BCLY	GBP	(116,268)	USD	180,000	10/29/10	(2,611)
BOA	AUD	(379,362)	USD	346,801	10/29/10	(18,590)
BOA	CAD	(215,425)	USD	207,827	10/29/10	(1,412)
BOA	EUR	(71,094)	USD	90,511	10/29/10	(6,394)
BOA	MXN	1,216,124	USD	(93,143)	10/29/10	3,138
BOA	NOK	(2,763,330)	USD	445,169	10/29/10	(24,087)
CITI	GBP	(77,486)	USD	120,000	10/29/10	(1,700)
CITI	NOK	(2,451,833)	USD	396,400	10/29/10	(19,959)
CMB	BRL	509,058	USD	(292,646)	10/29/10	6,056
CMB	CLP	88,099,500	USD	(176,729)	10/29/10	5,756
CMB	EUR	(62,448)	USD	79,621	10/29/10	(5,499)
CMB	MYR	745,130	USD	(239,284)	10/29/10	1,602
CMB	NZD	115,551	USD	(83,313)	10/29/10	1,300
CMB	TRY	75,295	USD	(49,341)	10/28/10	2,458
GSC	CAD	124,250	USD	(119,704)	10/29/10	978
GSC	NOK	(808,067)	USD	130,576	10/29/10	(6,647)
HKSB	AUD	(799,417)	USD	730,242	10/29/10	(39,733)
HKSB	EUR	(110,346)	USD	140,579	10/29/10	(9,829)
HKSB	NOK	(581,658)	USD	93,814	10/29/10	(4,961)
MNB	EUR	10,058	USD	(13,721)	10/1/10	(9)
MSC	AUD	(549,401)	USD	502,422	10/29/10	(26,746)
MSC	CAD	(105,238)	USD	101,483	10/29/10	(733)
MSC	EUR	(37,756)	USD	48,136	10/29/10	(3,329)
MSC	KRW	94,720,000	USD	(80,785)	10/29/10	2,186
MSC	MXN	314,403	USD	(24,154)	10/29/10	737
MSC	MYR	(376,359)	USD	120,845	10/29/10	(825)
MSC	NOK	(205,863)	USD	33,215	10/29/10	(1,743)
MSC	TRY	60,376	USD	(39,604)	10/28/10	1,932
						$(149,801)

(continues)       91

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

Futures Contracts

				Unrealized
	Notional Cost	Notional	Expiration	Appreciation
Contract to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
(22) U.S. Treasury
5 yr Note	$(2,638,825)	$(2,659,078)	12/31/10	$(20,253)
1 U.S. Treasury
Long Bond	190,940	195,301	12/29/10	4,361
	$(2,447,885)			$(15,892)

Swap Contracts
CDS Contracts

			Annual		Unrealized
	Swap Referenced	Notional	Protection	Termination	Appreciation
Counterparty	Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BCLY	ITRAXX Europe
	Subordinate
	Financials 13.1
	5 yr CDS	$530,000	1.00%	6/20/15	$(424)
BCLY	Kingdom of Spain
	5 yr CDS	310,000	1.00%	3/20/15	11,722
JPMS	ITRAXX Europe
	Subordinate
	Financials 13.1
	5 yr CDS	500,000	1.00%	6/20/15	(13,374)
JPMS	Portuguese Republic
	5 yr CDS	143,000	1.00%	6/20/15	15,350
		$1,483,000			$13,274
	Protection Sold/
	Moody’s Rating:
CGM	MetLife
	5 yr CDS /A	$30,000	5.00%	9/20/14	$1,311
	Total				$14,585

The use of foreign currency exchange contracts, futures contracts, and swaps contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

Statements of operations

Delaware Foundation® Funds
Year Ended September 30, 2010

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity	Allocation	Allocation	Allocation
	Fund	Fund	Fund	Fund
Investment Income:
Interest	$—	$742,519	$6,234,790	$2,488,022
Dividends	25,426	1,100,106	3,324,757	663,711
Foreign tax withheld	(1,057)	(46,754)	(136,143)	(24,500)
	24,369	1,795,871	9,423,404	3,127,233

Expenses:
Management fees	7,296	405,149	1,709,415	490,094
Distribution expenses – Class A	108	100,444	534,527	152,367
Distribution expenses – Class B	—	35,943	47,550	15,562
Distribution expenses – Class C	55	63,694	116,306	70,922
Distribution expenses – Class R	33	18,199	15,183	6,648
Dividend disbursing and transfer agent fees and expenses	18,082	185,083	523,719	178,946
Accounting and administration expenses	446	24,772	104,547	29,963
Reports and statements to shareholders	7,957	16,880	85,585	17,897
Registration fees	100,987	64,081	71,441	64,909
Legal fees	23,143	15,854	67,349	18,841
Custodian fees	25,065	52,460	66,191	52,594
Pricing fees	10,929	37,567	46,162	40,113
Audit and tax	10,590	19,661	29,827	20,405
Dues and services	6,982	14,957	27,461	15,602
Insurance fees	—	2,066	17,649	2,404
Trustees’ fees	64	3,513	15,070	4,261
Consulting fees	—	859	7,178	1,049
Trustees’ expenses	—	238	2,141	282
	211,737	1,061,420	3,487,301	1,182,859
Less fees waived	(201,283)	(304,574)	(495,437)	(276,930)
Less waived distribution expenses – Class A	(17)	(16,738)	(84,789)	(25,372)
Less waived distribution expenses – Class B	—	—	—	(10,994)
Less waived distribution expenses – Class R	(6)	(3,032)	(2,530)	(1,107)
Less expense paid indirectly	(1)	(118)	(437)	(54)
Total operating expenses	10,430	736,958	2,904,108	868,402
Net Investment Income	13,939	1,058,913	6,519,296	2,258,831

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	32,798	1,904,205	15,738,230	3,372,893
Foreign currencies and foreign currency contracts	(1,189)	(65,042)	(384,957)	(144,350)
Futures contracts	—	76,833	223,323	17,440
Swap contracts	—	(39,623)	(327,479)	(144,781)
Net realized gain	31,609	1,876,373	15,249,117	3,101,202
Net change in unrealized appreciation/depreciation of investments and foreign currencies	76,342	4,134,756	6,577,619	2,578,261
Net Realized and Unrealized Gain on Investments and Foreign Currencies	107,951	6,011,129	21,826,736	5,679,463

Net Increase in Net Assets Resulting from Operations	$121,890	$7,070,042	$28,346,032	$7,938,294

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Foundation® Funds

	Delaware Foundation		Delaware Foundation
	Equity Fund		Growth Allocation Fund
	Year Ended	8/31/09* to	Year Ended
	9/30/10	9/30/09	9/30/10	9/30/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,939	$1,150	$1,058,913	$1,110,882
Net realized gain (loss) on investments and foreign currencies	31,609	2,576	1,876,373	(2,985,360)
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	76,342	41,420	4,134,756	5,485,548
Net increase in net assets resulting from operations	121,890	45,146	7,070,042	3,611,070

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(8)	—	(648,180)	—
Class B	—	—	(53,643)	—
Class C	—	—	(89,574)	—
Class R	(2)	—	(41,953)	—
Institutional Class	(2,086)	—	(298,587)	—

Net realized gain on investments:
Class A	(39)	—	—	(807,365)
Class B	—	—	—	(119,033)
Class C	(26)	—	—	(138,976)
Class R	(25)	—	—	(47,801)
Institutional Class	(4,983)	—	—	(311,326)
	(7,169)	—	(1,131,937)	(1,424,501)
Capital Share Transactions:
Proceeds from shares sold:
Class A	100,639	5,025	9,960,387	6,507,726
Class B	—	—	410,107	369,486
Class C	—	5,576	2,667,185	1,617,151
Class R	—	5,026	6,338,041	525,153
Institutional Class	3,407	985,026	19,086,205	14,881,664

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	47	—	628,589	796,508
Class B	—	—	52,589	114,911
Class C	26	—	86,780	133,495
Class R	27	—	41,952	47,801
Institutional Class	7,069	—	298,215	311,326
	111,215	1,000,653	39,570,050	25,305,221
Cost of shares repurchased:
Class A	—	—	(6,078,449)	(5,925,858)
Class B	—	—	(1,265,503)	(1,228,739)
Class C	(279)	—	(1,503,196)	(1,538,679)
Class R	—	—	(690,371)	(375,748)
Institutional Class	(3,456)	—	(4,397,679)	(3,786,168)
	(3,735)	—	(13,935,198)	(12,855,192)
Increase in net assets derived from capital share transactions	107,480	1,000,653	25,634,852	12,450,029
Net Increase in Net Assets	222,201	1,045,799	31,572,957	14,636,598

Net Assets:
Beginning of year	1,045,799	—	53,185,314	38,548,716
End of year	$1,268,000	$1,045,799	$84,758,271	$53,185,314

Undistributed net investment income	$10,656	$2	$995,884	$1,099,699

*Date of commencement of operations.

See accompanying Notes, which are an integral part of the financial statements.

	Delaware Foundation®		Delaware Foundation
	Moderate Allocation Fund		Conservative Allocation Fund
	Year Ended		Year Ended
	9/30/10	9/30/09	9/30/10	9/30/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,519,296	$4,359,150	$2,258,831	$1,750,747
Net realized gain (loss) on investments and foreign currencies	15,249,117	(17,498,326)	3,101,202	186,096
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	6,577,619	53,178,006	2,578,261	5,429,024
Net increase in net assets resulting from operations	28,346,032	40,038,830	7,938,294	7,365,867

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(7,801,167)	(473,861)	(2,293,636)	(843,639)
Class B	(132,520)	(17,727)	(36,795)	(9,648)
Class C	(319,171)	(34,011)	(215,859)	(60,189)
Class R	(70,780)	(13,011)	(43,922)	(19,017)
Institutional Class	(1,970,886)	(393,987)	(671,614)	(200,536)

Net realized gain on investments:
Class A	—	(272,507)	—	—
Class B	—	(24,463)	—	—
Class C	—	(46,082)	—	—
Class R	—	(9,255)	—	—
Institutional Class	—	(188,786)	—	—
	(10,294,524)	(1,473,690)	(3,261,826)	(1,133,029)
Capital Share Transactions:
Proceeds from shares sold:
Class A	19,070,111	11,349,948	21,811,885	9,697,648
Class B	461,598	437,799	422,267	470,419
Class C	3,224,135	2,835,338	7,240,958	1,874,501
Class R	5,978,627	229,104	784,426	193,379
Institutional Class	32,589,996	49,246,731	23,304,677	10,534,626

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,143,781	734,304	2,069,351	831,823
Class B	122,883	40,060	22,667	5,939
Class C	302,514	77,655	173,658	53,926
Class R	70,779	22,266	43,921	19,017
Institutional Class	1,936,364	582,773	555,480	200,536

Net assets from merger*
Class A	—	130,797,481	—	—
Class B	—	3,470,587	—	—
Class C	—	3,173,454	—	—
Class R	—	239,321	—	—
Institutional Class	—	195,646	—	—
	69,900,788	203,432,467	56,429,290	23,881,814
Cost of shares repurchased:
Class A	(32,479,107)	(15,134,544)	(15,190,274)	(6,886,632)
Class B	(2,404,090)	(2,446,117)	(460,091)	(346,417)
Class C	(2,982,261)	(2,505,212)	(1,298,932)	(1,624,932)
Class R	(985,942)	(285,747)	(150,225)	(323,132)
Institutional Class	(9,858,810)	(17,696,258)	(3,337,662)	(3,304,357)
	(48,710,210)	(38,067,878)	(20,437,184)	(12,485,470)
Increase in net assets derived from capital share transactions	21,190,578	165,364,589	35,992,106	11,396,344
Net Increase in Net Assets	39,242,086	203,929,729	40,668,574	17,629,182

Net Assets:
Beginning of year	251,261,921	47,332,192	58,349,337	40,720,155
End of year	$290,504,007	$251,261,921	$99,017,911	$58,349,337

Undistributed net investment income	$258,303	$4,320,454	$181,222	$1,269,181

*See Note 7 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

Financial highlights

Delaware Foundation® Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year	8/31/091
	Ended	to
	9/30/10	9/30/09
Net asset value, beginning of period	$8.880	$8.500

Income from investment operations:
Net investment income2	0.093	0.008
Net realized and unrealized gain on investments and foreign currencies	0.839	0.372
Total from investment operations	0.932	0.380

Less dividends and distributions from:
Net investment income	(0.009)	—
Net realized gain on investments	(0.043)	—
Total dividends and distributions	(0.052)	—

Net asset value, end of period	$9.760	$8.880

Total return3	10.53%	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$116	$5
Ratio of expenses to average net assets	1.16%	1.16%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	19.15%	31.53%
Ratio of net investment income to average net assets	1.01%	1.11%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(16.98% )	(29.26% )
Portfolio turnover	42%	109%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Foundation® Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year	8/31/091
	Ended	to
	9/30/10	9/30/09
Net asset value, beginning of period	$8.880	$8.500

Income from investment operations:
Net investment income2	0.024	0.003
Net realized and unrealized gain on investments and foreign currencies	0.829	0.377
Total from investment operations	0.853	0.380

Less dividends and distributions from:
Net investment income	—3	—
Net realized gain on investments	(0.043)	—
Total dividends and distributions	(0.043)	—

Net asset value, end of period	$9.690	$8.880

Total return4	9.63%	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6	$6
Ratio of expenses to average net assets	1.91%	1.91%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	19.85%	32.23%
Ratio of net investment income to average net assets	0.26%	0.36%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(17.68% )	(29.96% )
Portfolio turnover	42%	109%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 For the year ended September 30, 2010, net investment income on investment distributions of $2 was made by the Fund, which calculated to de minimus amount of 0.000 per share.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waivers by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

(continues)       97

Financial highlights

Delaware Foundation® Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year	8/31/091
	Ended	to
	9/30/10	9/30/09
Net asset value, beginning of period	$8.880	$8.500

Income from investment operations:
Net investment income2	0.070	0.006
Net realized and unrealized gain on investments and foreign currencies	0.836	0.374
Total from investment operations	0.906	0.380

Less dividends and distributions from:
Net investment income	(0.003)	—
Net realized gain on investments	(0.043)	—
Total dividends and distributions	(0.046)	—

Net asset value, end of period	$9.740	$8.880

Total return3	10.23%	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6	$5
Ratio of expenses to average net assets	1.41%	1.41%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	19.45%	31.83%
Ratio of net investment income to average net assets	0.76%	0.86%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(17.28% )	(29.56% )
Portfolio turnover	42%	109%
1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Foundation® Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year	8/31/091
	Ended	to
	9/30/10	9/30/09
Net asset value, beginning of period	$8.880	$8.500

Income from investment operations:
Net investment income2	0.116	0.010
Net realized and unrealized gain on investments and foreign currencies	0.845	0.370
Total from investment operations	0.961	0.380

Less dividends and distributions from:
Net investment income	(0.018)	—
Net realized gain on investments	(0.043)	—
Total dividends and distributions	(0.061)	—

Net asset value, end of period	$9.780	$8.880

Total return3	10.75%	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,140	$1,030
Ratio of expenses to average net assets	0.91%	0.91%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	18.85%	31.23%
Ratio of net investment income to average net assets	1.26%	1.36%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(16.68% )	(28.96% )
Portfolio turnover	42%	109%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

(continues)       99

Financial highlights

Delaware Foundation® Growth Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$ 8.670	$ 8.340	$11.350	$10.610	$10.080

Income (loss) from investment operations:
Net investment income2	0.158	0.191	0.103	0.107	0.108
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.745	0.385	(2.519)	1.372	0.580
Total from investment operations	0.903	0.576	(2.416)	1.479	0.688

Less dividends and distributions from:
Net investment income	(0.183)	—	(0.267)	(0.163)	(0.101)
Net realized gain on investments	—	(0.246)	(0.327)	(0.576)	(0.057)
Total dividends and distributions	(0.183)	(0.246)	(0.594)	(0.739)	(0.158)

Net asset value, end of period	$9.390	$8.670	$8.340	$11.350	$10.610

Total return3	10.53%	7.85%	(22.51% )	14.52%	6.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,248	$30,085	$27,329	$38,495	$36,699
Ratio of expenses to average net assets	1.12%	1.11%	0.81%	0.81%	0.80%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.66%	1.79%	1.12%	1.05%	1.13%
Ratio of net investment income to average net assets	1.77%	2.65%	1.04%	0.98%	1.06%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.23%	1.97%	0.73%	0.74%	0.73%
Portfolio turnover	98%	94%	108%	8%	9%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Foundation® Growth Allocation Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$8.480	$8.230	$11.200	$10.480	$9.960

Income (loss) from investment operations:
Net investment income2	0.089	0.138	0.029	0.026	0.032
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.728	0.358	(2.487)	1.355	0.573
Total from investment operations	0.817	0.496	(2.458)	1.381	0.605

Less dividends and distributions from:
Net investment income	(0.127)	—	(0.185)	(0.085)	(0.028)
Net realized gain on investments	—	(0.246)	(0.327)	(0.576)	(0.057)
Total dividends and distributions	(0.127)	(0.246)	(0.512)	(0.661)	(0.085)

Net asset value, end of period	$9.170	$8.480	$8.230	$11.200	$10.480

Total return3	9.71%	7.09%	(23.14%)	13.66%	6.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,274	$3,797	$4,573	$7,908	$7,864
Ratio of expenses to average net assets	1.87%	1.86%	1.56%	1.56%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.36%	2.49%	1.82%	1.75%	1.83%
Ratio of net investment income to average net assets	1.02%	1.90%	0.29%	0.23%	0.31%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.53%	1.27%	0.03%	0.04%	0.03%
Portfolio turnover	98%	94%	108%	8%	9%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

(continues)       101

Financial highlights

Delaware Foundation® Growth Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$8.490	$8.240	$11.210	$10.490	$9.970

Income (loss) from investment operations:
Net investment income2	0.089	0.138	0.029	0.026	0.032
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.728	0.358	(2.487)	1.355	0.573
Total from investment operations	0.817	0.496	(2.458)	1.381	0.605

Less dividends and distributions from:
Net investment income	(0.127)	—	(0.185)	(0.085)	(0.028)
Net realized gain on investments	—	(0.246)	(0.327)	(0.576)	(0.057)
Total dividends and distributions	(0.127)	(0.246)	(0.512)	(0.661)	(0.085)

Net asset value, end of period	$9.180	$8.490	$8.240	$11.210	$10.490

Total return3	9.70%	7.08%	(23.11% )	13.65%	6.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,789	$5,078	$4,728	$6,027	$5,780
Ratio of expenses to average net assets	1.87%	1.86%	1.56%	1.56%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.36%	2.49%	1.82%	1.75%	1.83%
Ratio of net investment income to average net assets	1.02%	1.90%	0.29%	0.23%	0.31%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.53%	1.27%	0.03%	0.04%	0.03%
Portfolio turnover	98%	94%	108%	8%	9%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Foundation® Growth Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$8.610	$8.310	$11.310	$10.580	$10.050

Income (loss) from investment operations:
Net investment income2	0.136	0.173	0.078	0.080	0.083
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.747	0.373	(2.512)	1.362	0.576
Total from investment operations	0.883	0.546	(2.434)	1.442	0.659

Less dividends and distributions from:
Net investment income	(0.163)	—	(0.239)	(0.136)	(0.072)
Net realized gain on investments	—	(0.246)	(0.327)	(0.576)	(0.057)
Total dividends and distributions	(0.163)	(0.246)	(0.566)	(0.712)	(0.129)

Net asset value, end of period	$9.330	$8.610	$8.310	$11.310	$10.580

Total return3	10.36%	7.50%	(22.70% )	14.18%	6.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,136	$1,934	$1,638	$2,241	$1,220
Ratio of expenses to average net assets	1.37%	1.36%	1.06%	1.06%	1.05%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.96%	2.09%	1.42%	1.35%	1.43%
Ratio of net investment income to average net assets	1.52%	2.40%	0.79%	0.73%	0.81%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.93%	1.67%	0.43%	0.44%	0.43%
Portfolio turnover	98%	94%	108%	8%	9%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

(continues)       103

Financial highlights

Delaware Foundation® Growth Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$8.710	$8.360	$11.380	$10.630	$10.100

Income (loss) from investment operations:
Net investment income2	0.181	0.209	0.128	0.134	0.134
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.751	0.387	(2.527)	1.381	0.578
Total from investment operations	0.932	0.596	(2.399)	1.515	0.712

Less dividends and distributions from:
Net investment income	(0.202)	—	(0.294)	(0.189)	(0.125)
Net realized gain on investments	—	(0.246)	(0.327)	(0.576)	(0.057)
Total dividends and distributions	(0.202)	(0.246)	(0.621)	(0.765)	(0.182)

Net asset value, end of period	$9.440	$8.710	$8.360	$11.380	$10.630

Total return3	10.84%	8.07%	(22.34%)	14.87%	7.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,311	$12,291	$281	$115	$99
Ratio of expenses to average net assets	0.87%	0.86%	0.56%	0.56%	0.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.36%	1.49%	0.82%	0.75%	0.83%
Ratio of net investment income to average net assets	2.02%	2.90%	1.29%	1.23%	1.31%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.53%	2.27%	1.03%	1.04%	1.03%
Portfolio turnover	98%	94%	108%	8%	9%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Foundation® Moderate Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$9.740	$8.950	$11.170	$10.270	$9.780

Income (loss) from investment operations:
Net investment income2	0.249	0.271	0.171	0.181	0.164
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.817	0.708	(1.908)	0.952	0.443
Total from investment operations	1.066	0.979	(1.737)	1.133	0.607

Less dividends and distributions from:
Net investment income	(0.396)	(0.120)	(0.281)	(0.204)	(0.117)
Net realized gain on investments	—	(0.069)	(0.202)	(0.029)	—
Total dividends and distributions	(0.396)	(0.189)	(0.483)	(0.233)	(0.117)

Net asset value, end of period	$10.410	$9.740	$8.950	$11.170	$10.270

Total return3	11.06%	11.57%	(16.23%)	11.18%	6.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$201,006	$195,233	$35,453	$39,526	$34,361
Ratio of expenses to average net assets	1.10%	1.12%	0.80%	0.81%	0.80%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.33%	1.41%	1.05%	1.02%	1.14%
Ratio of net investment income to average net assets	2.49%	3.20%	1.69%	1.67%	1.65%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.26%	2.91%	1.44%	1.46%	1.31%
Portfolio turnover	134%	193%	123%	8%	6%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

(continues)       105

Financial highlights

Delaware Foundation® Moderate Allocation Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$9.700	$8.910	$11.120	$10.230	$ 9.740

Income (loss) from investment operations:
Net investment income2	0.172	0.208	0.094	0.100	0.089
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.802	0.701	(1.903)	0.947	0.447
Total from investment operations	0.974	0.909	(1.809)	1.047	0.536

Less dividends and distributions from:
Net investment income	(0.274)	(0.050)	(0.199)	(0.128)	(0.046)
Net realized gain on investments	—	(0.069)	(0.202)	(0.029)	—
Total dividends and distributions	(0.274)	(0.119)	(0.401)	(0.157)	(0.046)

Net asset value, end of period	$10.400	$9.700	$8.910	$11.120	$10.230

Total return3	10.19%	10.64%	(16.94%)	10.32%	5.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,110	$5,598	$3,317	$5,072	$4,582
Ratio of expenses to average net assets	1.87%	1.89%	1.55%	1.56%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.06%	2.13%	1.75%	1.72%	1.84%
Ratio of net investment income to average net assets	1.72%	2.43%	0.94%	0.92%	0.90%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.53%	2.19%	0.74%	0.76%	0.61%
Portfolio turnover	134%	193%	123%	8%	6%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Foundation® Moderate Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$9.730	$8.930	$11.140	$10.250	$9.770

Income (loss) from investment operations:
Net investment income2	0.172	0.208	0.095	0.100	0.089
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.802	0.711	(1.904)	0.947	0.437
Total from investment operations	0.974	0.919	(1.809)	1.047	0.526

Less dividends and distributions from:
Net investment income	(0.274)	(0.050)	(0.199)	(0.128)	(0.046)
Net realized gain on investments	—	(0.069)	(0.202)	(0.029)	—
Total dividends and distributions	(0.274)	(0.119)	(0.401)	(0.157)	(0.046)

Net asset value, end of period	$10.430	$9.730	$8.930	$11.140	$10.250

Total return3	10.16%	10.73%	(16.91%)	10.30%	5.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,068	$10,739	$5,998	$6,081	$4,130
Ratio of expenses to average net assets	1.87%	1.89%	1.55%	1.56%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.06%	2.13%	1.75%	1.72%	1.84%
Ratio of net investment income to average net assets	1.72%	2.43%	0.94%	0.92%	0.90%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.53%	2.19%	0.74%	0.76%	0.61%
Portfolio turnover	134%	193%	123%	8%	6%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

(continues)       107

Financial highlights

Delaware Foundation® Moderate Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$ 9.710	$ 8.920	$11.140	$10.240	$ 9.750

Income (loss) from investment operations:
Net investment income2	0.223	0.250	0.146	0.154	0.139
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.799	0.706	(1.911)	0.953	0.439
Total from investment operations	1.022	0.956	(1.765)	1.107	0.578

Less dividends and distributions from:
Net investment income	(0.352)	(0.097)	(0.253)	(0.178)	(0.088)
Net realized gain on investments	—	(0.069)	(0.202)	(0.029)	—
Total dividends and distributions	(0.352)	(0.166)	(0.455)	(0.207)	(0.088)

Net asset value, end of period	$10.380	$ 9.710	$ 8.920	$11.140	$10.240

Total return3	10.73%	11.16%	(16.49%)	10.94%	5.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,994	$1,568	$1,207	$1,157	$1,022
Ratio of expenses to average net assets	1.37%	1.39%	1.05%	1.06%	1.05%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.66%	1.73%	1.35%	1.32%	1.44%
Ratio of net investment income to average net assets	2.22%	2.93%	1.44%	1.42%	1.40%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.93%	2.59%	1.14%	1.16%	1.01%
Portfolio turnover	134%	193%	123%	8%	6%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Foundation® Moderate Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$9.760	$8.970	$11.200	$10.300	$ 9.800

Income (loss) from investment operations:
Net investment income2	0.272	0.291	0.197	0.208	0.188
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.802	0.712	(1.917)	0.950	0.453
Total from investment operations	1.074	1.003	(1.720)	1.158	0.641

Less dividends and distributions from:
Net investment income	(0.434)	(0.144)	(0.308)	(0.229)	(0.141)
Net realized gain on investments	—	(0.069)	(0.202)	(0.029)	—
Total dividends and distributions	(0.434)	(0.213)	(0.510)	(0.258)	(0.141)

Net asset value, end of period	$10.400	$9.760	$8.970	$11.200	$10.300

Total return3	11.26%	11.76%	(16.06%)	11.41%	6.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,326	$38,124	$1,357	$98	$401
Ratio of expenses to average net assets	0.87%	0.89%	0.55%	0.56%	0.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.06%	1.13%	0.75%	0.72%	0.84%
Ratio of net investment income to average net assets	2.72%	3.43%	1.94%	1.92%	1.90%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.53%	3.19%	1.74%	1.76%	1.61%
Portfolio turnover	134%	193%	123%	8%	6%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

(continues)       109

Financial highlights

Delaware Foundation® Conservative Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$9.360	$8.320	$9.770	$9.270	$9.000

Income (loss) from investment operations:
Net investment income2	0.289	0.304	0.226	0.260	0.242
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.687	0.942	(1.253)	0.503	0.241
Total from investment operations	0.976	1.246	(1.027)	0.763	0.483

Less dividends and distributions from:
Net investment income	(0.436)	(0.206)	(0.324)	(0.263)	(0.213)
Net realized gain on investments	—	—	(0.099)	—	—
Total dividends and distributions	(0.436)	(0.206)	(0.423)	(0.263)	(0.213)

Net asset value, end of period	$9.900	$9.360	$8.320	$9.770	$9.270

Total return3	10.70%	15.53%	(10.98%)	8.36%	5.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,513	$43,873	$35,619	$39,863	$33,571
Ratio of expenses to average net assets	1.13%	1.13%	0.81%	0.81%	0.80%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.55%	1.65%	1.09%	1.06%	1.22%
Ratio of net investment income to average net assets	3.02%	3.78%	2.48%	2.73%	2.70%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.60%	3.26%	2.20%	2.48%	2.28%
Portfolio turnover	192%	177%	136%	13%	9%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Foundation® Conservative Allocation Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$9.380	$8.330	$9.770	$9.270	$9.000

Income (loss) from investment operations:
Net investment income2	0.271	0.243	0.157	0.188	0.174
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.691	0.948	(1.247)	0.506	0.243
Total from investment operations	0.962	1.191	(1.090)	0.694	0.417

Less dividends and distributions from:
Net investment income	(0.352)	(0.141)	(0.251)	(0.194)	(0.147)
Net realized gain on investments	—	—	(0.099)	—	—
Total dividends and distributions	(0.352)	(0.141)	(0.350)	(0.194)	(0.147)

Net asset value, end of period	$9.990	$9.380	$8.330	$9.770	$9.270

Total return3	10.48%	14.66%	(11.56%)	7.57%	4.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$938	$892	$677	$826	$852
Ratio of expenses to average net assets	1.33%	1.88%	1.56%	1.56%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.25%	2.35%	1.79%	1.76%	1.92%
Ratio of net investment income to average net assets	2.82%	3.03%	1.73%	1.98%	1.95%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.90%	2.56%	1.50%	1.78%	1.58%
Portfolio turnover	192%	177%	136%	13%	9%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

(continues)       111

Financial highlights

Delaware Foundation® Conservative Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$9.330	$8.290	$9.730	$9.230	$8.960

Income (loss) from investment operations:
Net investment income2	0.218	0.245	0.159	0.189	0.175
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.695	0.936	(1.249)	0.505	0.242
Total from investment operations	0.913	1.181	(1.090)	0.694	0.417

Less dividends and distributions from:
Net investment income	(0.323)	(0.141)	(0.251)	(0.194)	(0.147)
Net realized gain on investments	—	—	(0.099)	—	—
Total dividends and distributions	(0.323)	(0.141)	(0.350)	(0.194)	(0.147)

Net asset value, end of period	$9.920	$9.330	$8.290	$9.730	$9.230

Total return3	9.98%	14.61%	(11.61%)	7.60%	4.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,578	$4,004	$3,373	$2,294	$1,643
Ratio of expenses to average net assets	1.88%	1.88%	1.56%	1.56%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.25%	2.35%	1.79%	1.76%	1.92%
Ratio of net investment income to average net assets	2.27%	3.03%	1.73%	1.98%	1.95%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.90%	2.56%	1.50%	1.78%	1.58%
Portfolio turnover	192%	177%	136%	13%	9%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Delaware Foundation® Conservative Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$9.350	$8.310	$9.750	$9.250	$8.980

Income (loss) from investment operations:
Net investment income2	0.265	0.284	0.204	0.237	0.220
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.683	0.940	(1.245)	0.503	0.236
Total from investment operations	0.948	1.224	(1.041)	0.740	0.456

Less dividends and distributions from:
Net investment income	(0.398)	(0.184)	(0.300)	(0.240)	(0.186)
Net realized gain on investments	—	—	(0.099)	—	—
Total dividends and distributions	(0.398)	(0.184)	(0.399)	(0.240)	(0.186)

Net asset value, end of period	$9.900	$9.350	$8.310	$9.750	$9.250

Total return3	10.39%	15.36%	(11.23% )	8.12%	5.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,590	$840	$866	$792	$661
Ratio of expenses to average net assets	1.38%	1.38%	1.06%	1.06%	1.05%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.85%	1.95%	1.39%	1.36%	1.52%
Ratio of net investment income to average net assets	2.77%	3.53%	2.23%	2.48%	2.45%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.30%	2.96%	1.90%	2.18%	1.98%
Portfolio turnover	192%	177%	136%	13%	9%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

(continues)       113

Financial highlights

Delaware Foundation® Conservative Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/101	9/30/091	9/30/081	9/30/07	9/30/06
Net asset value, beginning of period	$9.390	$8.350	$9.800	$9.290	$9.020

Income (loss) from investment operations:
Net investment income2	0.314	0.324	0.249	0.284	0.264
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.692	0.943	(1.252)	0.512	0.241
Total from investment operations	1.006	1.267	(1.003)	0.796	0.505

Less dividends and distributions from:
Net investment income	(0.476)	(0.227)	(0.348)	(0.286)	(0.235)
Net realized gain on investments	—	—	(0.099)	—	—
Total dividends and distributions	(0.476)	(0.227)	(0.447)	(0.286)	(0.235)

Net asset value, end of period	$9.920	$9.390	$8.350	$9.800	$9.290

Total return3	11.02%	15.93%	(10.82% )	8.72%	5.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,399	$8,740	$185	$87	$80
Ratio of expenses to average net assets	0.88%	0.88%	0.56%	0.56%	0.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.25%	1.35%	0.79%	0.76%	0.92%
Ratio of net investment income to average net assets	3.27%	4.03%	2.73%	2.98%	2.95%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.90%	3.56%	2.50%	2.78%	2.58%
Portfolio turnover	192%	177%	136%	13%	9%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover. Select data is not comparable to prior years.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Foundation® Funds
September 30, 2010

Delaware Group® Foundation Funds (Trust) is organized as a Delaware statutory trust and offers four funds: Delaware Foundation Equity Fund, Delaware Foundation Growth Allocation Fund (formerly Delaware Aggressive Allocation Portfolio), Delaware Foundation Moderate Allocation Fund (formerly Delaware Moderate Allocation Portfolio) and Delaware Foundation Conservative Allocation Fund (formerly Delaware Conservative Allocation Portfolio) (each, a Fund, or collectively as the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended. The Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund offer Class A, Class B, Class C, Class R and Institutional Class shares. Delaware Foundation Equity Fund offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Foundation Equity Fund is to seek long-term capital growth.

The investment objective of Delaware Foundation Growth Allocation Fund is to seek long-term capital growth.

The investment objective of Delaware Foundation Moderate Allocation Fund is to seek capital appreciation with current income as a secondary objective.

The investment objective of Delaware Foundation Conservative Allocation Fund is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (September 30, 2007 - September 30, 2010, as applicable), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

(continues)       115

Notes to financial statements
Delaware Foundation® Funds

1. Significant Accounting Policies (continued)

To Be Announced Trades — The Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Funds’ ability to manage their investment portfolio and meet redemption requests. These transactions involve a commitment by the Funds to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Funds on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which is due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized gain and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended September 30, 2010.

The Funds receive earnings credits from their transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended September 30, 2010, the Funds earned the following amounts under this agreement:

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$1	$118	$437	$54

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual management fee which is calculated at the rate 0.65% on the first $500 million of average daily net assets of each Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan and certain other expenses), do not exceed the specified percentages of average daily net assets through January 28, 2011.

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation®	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
0.95%	0.90%	0.90%	0.90%

Prior to January 28, 2010, DMC had voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Delaware Foundation Equity Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, non-routine expenses)), did not exceed 0.95% of average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements include acquired fund fees and expenses which are indirect expenses of the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended September 30, 2010, the Funds were charged for these services as follows:

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$56	$3,116	$13,146	$3,769

DSC also provides dividend disbursing and transfer agency services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through January 28, 2011 to no more than 0.25% and 0.50%, respectively, of average daily net assets. Effective January 8, 2010, DDLP has voluntarily agreed to waive the Delaware Foundation Conservative Allocation Fund’s Class B shares’ 12b-1 fees to 0.25% of average daily net assets until such time as the waiver is discontinued. This waiver may be discontinued at any time because they are voluntary.

In connection with the Delaware Foundation Moderate Allocation Fund merger with Delaware Balanced Fund, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% (currently waived to 0.25% through January 28, 2011) rates described above.

At September 30, 2010, the Funds had receivables due from or liabilities payable to affiliates as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Investment management fee payable to DMC	$—	$(6,767)	$(101,367)	$(26,593)
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	(23)	(3,520)	(14,457)	(2,518)
Distribution fees payable to DDLP	(30)	(18,842)	(53,147)	(19,823)
Other expenses payable to DMC and affiliates*	(3,279)	(21,918)	(43,036)	(20,214)
Receivable from DMC under expense limitation agreement	37,913	—	—	—

* DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

(continues)       117

Notes to financial statements
Delaware Foundation® Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Funds by DMC and/or its affiliates’ employees. For the year ended September 30, 2010, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$61	$2,757	$10,594	$3,484

For the year ended September 30, 2010, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware	Delaware	Delaware
Foundation	Foundation	Foundation
Growth	Moderate	Conservative
Allocation Fund	Allocation Fund	Allocation Fund
$11,961	$21,282	$32,773

For the year ended September 30, 2010, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware	Delaware	Delaware
	Foundation	Foundation	Foundation
	Growth	Moderate	Conservative
	Allocation Fund	Allocation Fund	Allocation Fund
Class A	$—	$—	$—
Class B	3,789	6,020	1,629
Class C	1,008	1,078	999

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended September 30, 2010, the Funds made purchases and sales of investment securities other than short-term investments as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Purchases other than U.S. government securities	$577,624	$74,263,274	$313,940,550	$129,378,575
Purchases of U.S. government securities	—	8,041,566	42,990,133	40,912,194
Sales other than U.S. government securities	432,013	49,456,609	292,591,432	93,315,347
Sales of U.S. government securities	—	8,689,213	42,843,168	41,371,512

At September 30, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund was as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Cost of investments	$1,134,692	$80,305,466	$269,370,823	$98,557,563
Aggregate unrealized appreciation	$154,031	$8,650,549	$39,527,827	$7,771,161
Aggregate unrealized depreciation	(39,764)	(2,342,024)	(5,153,410)	(1,359,715)
Net unrealized appreciation	$114,267	$6,308,525	$34,374,417	$6,411,446

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 – inputs are significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of Delaware Foundation® Equity Fund’s investments by fair value hierarchy levels as of September 30, 2010:

	Level 1	Level 2	Total
Common Stock	$1,084,302	$5,261	$1,089,563
Investment Companies	111,396	—	111,396
Short-Term	—	48,000	48,000
Total	$1,195,698	$53,261	$1,248,959
Foreign Currency Exchange Contracts	$—	$493	$493

There were no Level 3 securities at the beginning or end of year.

The following table summarizes the valuation of Delaware Foundation Growth Allocation Fund’s investments by fair value hierarchy levels as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$4,606,562	$52,063	$4,658,625
Common Stock	55,631,545	29,847	445	55,661,837
Corporate Debt	—	11,769,756	16,935	11,786,691
Foreign Debt	—	2,225,749	26,267	2,252,016
Investment Companies	7,792,041	—	—	7,792,041
Municipal Bonds	—	15,598	—	15,598
U.S. Treasury Obligations	—	103,064	—	103,064
Short-Term	—	4,344,002	—	4,344,002
Preferred Stock	117	—	—	117
Total	$63,423,703	$23,094,578	$95,710	$86,613,991
Foreign Currency Exchange Contracts	$—	$(36,515)	$—	$(36,515)
Futures Contract	$823	$—	$—	$823
CDS	$—	$3,346	$—	$3,346

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Notes to financial statements
Delaware Foundation® Funds

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Delaware Foundation Growth Allocation Fund
	Agency,
	Asset-Backed and
	Mortgage-Backed	Common	Corporate	Foreign
	Securities	Stock	Debt	Debt	Total
Balance as of 9/30/09	$ —	$263	$ —	$52,398	$52,661
Net realized gain (loss)	—	—	—	13,199	13,199
Purchases	51,735	—	16,425	25,937	94,097
Sales	—	—	—	(51,899)	(51,899)
Net change in unrealized appreciation/depreciation	328	182	510	(13,368)	(12,348)
Balance as of 9/30/10	$52,063	$445	$16,935	$26,267	$95,710
Net change in unrealized
appreciation/depreciation
from investments still held
as of 9/30/10	$ 328	$182	$ 330	$ 510	$ 1,350

The following table summarizes the valuation of Delaware Foundation Moderate Allocation Fund’s investments by fair value hierarchy levels as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$29,529,810	$633,153	$30,162,963
Common Stock	137,432,024	95,512	—	137,527,536
Corporate Debt	—	75,082,855	182,306	75,265,161
Foreign Debt	—	14,608,319	311,474	14,919,793
Investment Companies	24,812,646	—	—	24,812,646
Municipal Bonds	—	394,674	—	394,674
U.S. Treasury Obligations	—	1,538,471	—	1,538,471
Short-Term	—	19,000,009	—	19,000,009
Preferred Stock	685	123,302	—	123,987
Total	$162,245,355	$140,372,952	$1,126,933	$303,745,240
Foreign Currency Exchange Contracts	$—	$(318,974)	$—	$(318,974)
Futures Contracts	$5,712	$—	$—	$5,712
Swap Contracts	$—	$35,976	$—	$35,976

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Delaware Foundation Moderate Allocation Fund
	Agency,
	Asset-Backed and
	Mortgage-Backed	Corporate	Foreign
	Securities	Debt	Debt	Total
Balance as of 9/30/09	$1,062,375	$—	$283,696	$1,346,071
Net realized gain (loss)	(96,709)	—	49,644	(47,065)
Purchases	455,233	178,331	288,716	922,280
Sales	(517,646)	(64)	(285,260)	(802,970)
Transfers into Level 3	—	200,000	—	200,000
Transfers out of Level 3	(420,642)	—	—	(420,642)
Net change in unrealized appreciation/depreciation	150,542	(195,961)	(25,322)	(70,741)
Balance as of 9/30/10	$633,153	$182,306	$311,474	$1,126,933
Net change in unrealized
appreciation/depreciation
from investments still held
as of 9/30/10	$7,528	$(196,025)	$22,758	$(165,739)

The following table summarizes the valuation of Delaware Foundation® Conservative Allocation Fund’s investments by fair value hierarchy levels as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$13,998,161	$346,338	$14,344,499
Common Stock	31,163,178	17,909	—	31,181,087
Corporate Debt	—	35,826,771	68,738	35,895,509
Foreign Debt	—	7,180,371	78,522	7,258,893
Investment Companies	5,689,975	—	—	5,689,975
Municipal Bonds	—	51,993	—	51,993
U.S. Treasury Obligations	—	1,371,893	—	1,371,893
Short-Term	—	9,148,004	—	9,148,004
Preferred Stock	351	26,805	—	27,156
Total	$36,853,504	$67,621,907	$493,598	$104,969,009
Foreign Currency Exchange Contracts	$—	$(149,801)	$—	$(149,801)
Futures Contracts	$(15,892)	$—	$—	$(15,892)
Swap Contracts	$—	$14,585	$—	$14,585

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Delaware Foundation Conservative Allocation Fund
	Agency,
	Asset-Backed and
	Mortgage-Backed	Corporate	Foreign
	Securities	Debt	Debt	Total
Balance as of 9/30/09	$97,367	$—	$128,085	$225,452
Net realized gain	—	—	29,800	29,800
Purchases	244,857	67,438	77,535	389,830
Sales	—	—	(124,400)	(124,400)
Net change in unrealized
appreciation/depreciation	4,114	1,300	(32,498)	(27,084)
Balance as of 9/30/10	$346,338	$68,738	$78,522	$493,598
Net change in unrealized
appreciation/depreciation
from investments still held
as of 9/30/10	$4,114	$1,300	$987	$6,401

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ fiscal year ending September 30, 2010 and interim periods therein. Utilizing international fair value pricing could cause transfers from Level 1 investments to Level 2 investments in the hierarchy. During the fiscal year ended September 30, 2010, Delaware Foundation Moderate Allocation Fund had transfers out of Level 3 investments into Level 2 investments in the amount of $420,642, which was due to the Fund’s pricing vendor being able to supply matrix prices for investments that had been utilizing broker quoted prices. During the fiscal year ended September 30, 2010, Delaware Foundation Moderate Allocation Fund had transfers out of Level 2 investments into Level 3 investments in the amount of $200,000 which was due to the Fund’s pricing vendor dropping coverage of a security. During the year ended September 30, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments for Delaware Foundation Equity Fund, Delaware Foundation Growth Allocation Fund and Delaware Foundation Conservative Allocation Fund that had a material impact to such Funds.

(continues)       121

Notes to financial statements
Delaware Foundation® Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2010 and 2009 was as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Year Ended 9/30/10
Ordinary income	$7,169	$1,131,937	$10,294,524	$3,261,826

Year Ended 9/30/09
Ordinary income	$—	$5,942	$958,562	$1,133,029
Long-term capital gain	—	1,418,559	515,128	—
Total	$—	$1,424,501	$1,473,690	$1,133,029

5. Components of Net Assets on a Tax Basis

As of September 30, 2010, the components of net assets on a tax basis were as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Shares of beneficial interest	$1,108,133	$77,667,771	$279,765,421	$89,834,767
Undistributed ordinary income	44,416	1,074,985	686,306	1,963,670
Undistributed long-term gains	1,592	—	—	1,120,686
Post-October losses	—	—	—	—
Post-October currency losses	(1,176)	(105,242)	(335,236)	(127,455)
Other temporary differences	—	(6,803)	(397,471)	(206,295)
Capital loss carryforwards	—	(199,562)	(23,613,156)	—
Unrealized appreciation of investments and foreign currencies	115,035	6,327,122	34,398,143	6,432,538
Net assets	$1,268,000	$84,758,271	$290,504,007	$99,017,911

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency contracts, tax deferral of losses on straddles, tax treatment of CDS contracts, tax treatment of market discount and premium on debt instruments and passive foreign investment companies.

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2009 through September 30, 2010 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, dividends and distributions, market discount and premium on certain debt instruments, passive foreign investment companies and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2010, the Funds recorded the following reclassifications:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Undistributed net investment income	$(1,189)	$(30,791)	$(286,923)	$(84,964)
Accumulated net realized gain	1,189	30,791	6,068,831	84,964
Paid-in capital	—	—	(5,781,908)	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2010, $5,781,908 of capital loss carryforward expired for Delaware Foundation® Moderate Allocation Fund. In 2010, the Funds utilized capital loss carryforwards as follows:

Delaware	Delaware
Foundation	Foundation
Growth	Conservative
Allocation Fund	Allocation Fund
$226,240	$665,937

Capital loss carryforwards remaining at September 30, 2010 will expire as follows:

	Delaware	Delaware
	Foundation	Foundation
	Growth	Moderate
	Allocation Fund	Allocation Fund
2015	$—	$15,238,804
2016	—	7,346,198
2017	199,562	368,871
2018	—	659,283
Total	$199,562	$23,613,156

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Foundation		Delaware Foundation		Delaware Foundation		Delaware Foundation
	Equity Fund		Growth Allocation Fund		Moderate Allocation Fund		Conservative Allocation Fund
	Year Ended	8/31/09* to	Year Ended		Year Ended		Year Ended
	9/30/10	9/30/09	9/30/10	9/30/09	9/30/10	9/30/09	9/30/10	9/30/09
Shares sold:
Class A	11,276	591	1,105,061	909,102	1,896,845	1,368,723	2,278,487	1,176,758
Class B	—	—	46,355	51,079	45,735	54,417	43,871	57,847
Class C	—	652	302,112	229,687	320,131	329,110	755,367	225,581
Class R	—	591	718,886	74,312	602,882	28,075	81,894	23,306
Institutional Class	362	115,885	2,151,571	1,877,653	3,258,682	4,422,953	2,423,985	1,280,399

Shares issued upon reinvestment
of dividends and distributions:
Class A	6	—	70,707	117,133	616,515	93,661	218,411	108,735
Class B	—	—	6,017	17,177	12,343	5,097	2,375	770
Class C	3	—	9,918	19,925	30,313	9,822	18,310	7,031
Class R	3	—	4,740	7,061	7,112	2,843	4,637	2,486
Institutional Class	763	—	33,432	45,649	194,258	74,333	58,435	26,180

Shares issued from merger**:
Class A	—	—	—	—	—	16,411,227	—	—
Class B	—	—	—	—	—	436,003	—	—
Class C	—	—	—	—	—	397,676	—	—
Class R	—	—	—	—	—	30,103	—	—
Institutional Class	—	—	—	—	—	24,548	—	—
	12,413	117,719	4,448,799	3,348,778	6,984,816	23,688,591	5,885,772	2,909,093

Shares repurchased:
Class A	—	—	(679,687)	(831,011)	(3,232,759)	(1,798,887)	(1,577,726)	(878,285)
Class B	—	—	(143,183)	(176,174)	(240,117)	(290,929)	(47,415)	(44,756)
Class C	(33)	—	(170,800)	(225,546)	(297,799)	(304,155)	(135,938)	(210,415)
Class R	—	—	(76,313)	(53,867)	(97,914)	(34,727)	(15,836)	(40,252)
Institutional Class	(362)	—	(491,564)	(546,079)	(985,070)	(765,970)	(348,387)	(397,757)
	(395)	—	(1,561,547)	(1,832,677)	(4,853,659)	(3,194,668)	(2,125,302)	(1,571,465)
Net increase	12,018	117,719	2,887,252	1,516,101	2,131,157	20,493,923	3,760,470	1,337,628

  *The Fund commenced operations on August 31, 2009.
**See Note 7 in “Notes to financial statements.”

(continues)       123

Notes to financial statements
Delaware Foundation® Funds

6. Capital Shares (continued)

For the years ended September 30, 2010 and 2009, the following Class B shares were converted to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the statements of changes in net assets.

	Year Ended
	9/30/10			9/30/09
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Foundation Aggressive Allocation Fund	68,328	66,872	$608,254	54,578	53,587	$387,710
Delaware Foundation Moderate Allocation Fund	95,124	94,833	961,754	132,066	131,662	1,161,776
Delaware Foundation Conservative Allocation Fund	16,204	16,319	158,054	9,137	9,151	74,539

7. Fund Merger

Effective April 17, 2009, Delaware Foundation Moderate Allocation Fund acquired all of the assets and assumed all of the liabilities of the Delaware Balanced Fund (Acquired Fund), an open-end investment company, in exchange for the shares of the Delaware Moderate Allocation Fund (Acquiring Fund) pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their share in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Acquiring Fund’s basis in securities acquired reflected historical cost basis as of the date of transfer. The net assets, net unrealized depreciation and accumulated net realized loss of the Acquired Fund as of the close of business on April 17, 2009, were as follows:

Net assets	$137,876,489
Accumulated net realized loss	(48,553,566)
Net unrealized depreciation	(21,628,377)

8. Line of Credit

The Funds, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participate in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Funds had no amounts outstanding as of September 30, 2010 or at any time during the year then ended.

9. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Funds’ maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures in the normal course of pursuing their investment objectives. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin”

and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended September 30, 2010, each Fund entered into options contracts in the normal course of pursuing its investment objective. The Funds may buy or write options contracts for any number of reasons, including: to manage the Funds’ exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Funds’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Funds may buy or write call or put options on securities, financial indices, and foreign currencies. When the Funds buy an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Funds are subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at September 30, 2010.

Swap Contracts — The Funds may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing their investment objectives. The Funds may use interest rate swaps to adjust the Funds’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Funds invest in, such as the corporate bond market. The Funds may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Funds on favorable terms. The Funds may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Funds from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Funds receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Funds’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

No interest rate swap contracts were outstanding at September 30, 2010.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, each Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, each Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. No index swap contracts were outstanding at September 30, 2010.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Funds in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

(continues)       125

Notes to financial statements

Delaware Foundation® Funds

9. Derivatives (continued)

During the year ended September 30, 2010, the Funds entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At September 30, 2010, the net unrealized appreciation of credit default swaps was as follows:

Delaware	Delaware	Delaware
Foundation	Foundation	Foundation
Growth	Moderate	Conservative
Allocation Fund	Allocation Fund	Allocation Fund
$3,346	$35,976	$14,585

Delaware Foundation Moderate Allocation Fund had posted $100,000 cash collateral for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of September 30, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Funds would have received the following amounts less the value of the contracts’ related reference obligations.

Delaware	Delaware	Delaware
Foundation	Foundation	Foundation
Growth	Moderate	Conservative
Allocation Fund	Allocation Fund	Allocation Fund
$403,000	$3,295,000	$1,453,000

As disclosed in the footnotes to the statements of net assets, at September 30, 2010, the notional value of the protection sold for each Fund was as follows:

Delaware	Delaware	Delaware
Foundation	Foundation	Foundation
Growth	Moderate	Conservative
Allocation Fund	Allocation Fund	Allocation Fund
$10,000	$95,000	$30,000

These reflect the maximum potential amount the Funds would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At September 30, 2010, the net unrealized appreciation of the protection sold was as follows:

Delaware	Delaware	Delaware
Foundation	Foundation	Foundation
Growth	Moderate	Conservative
Allocation Fund	Allocation Fund	Allocation Fund
$437	$4,152	$1,311

Credit default swaps may involve greater risks than if the Funds had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Funds’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

Fair values of derivative instruments as of September 30, 2010 were as follows:

	Delaware Foundation® Growth Allocation Fund
	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Net Assets Location	Fair Value	Net Assets Location	Fair Value
Foreign exchange contracts	Receivables and other assets		Liabilities net of receivables
(Forward currency contracts)	net of liabilities	$ 4,683	and other assets	$(41,198)

Interest rate contracts (Futures contracts)	Receivables and other assets		Liabilities net of
	net of liabilities	6,368	receivables and other assets	(5,545)

Credit contracts (Swaps contracts)	Receivables and other assets		Liabilities net of receivables
	net of liabilities	3,346	and other assets	—

Total		$14,397		$(46,743)

	Delaware Foundation Moderate Allocation Fund
	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Net Assets Location	Fair Value	Net Assets Location	Fair Value
Foreign exchange contracts	Receivables and other assets		Liabilities net of receivables
(Forward currency contracts)	net of liabilities	$30,842	and other assets	$(349,816)

Interest rate contracts (Futures contracts)	Receivables and other assets		Liabilities net of receivables
	net of liabilities	13,083	and other assets	(7,371)

Credit contracts (Swaps contracts)	Receivables and other assets		Liabilities net of receivables
	net of liabilities	35,976	and other assets	—

Total		$79,901		$(357,187)

	Delaware Foundation Conservative Allocation Fund
	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Net Assets Location	Fair Value	Net Assets Location	Fair Value
Foreign exchange contracts	Receivables and other assets		Liabilities net of receivables
(Forward currency contracts)	net of liabilities	$11,672	and other assets	$(161,473)

Interest rate contracts (Futures contracts)	Receivables and other assets
	net of liabilities	4,361	Liabilities net of receivables and other assets	(20,253)

Credit contracts (Swaps contracts)	Receivables and other assets		Liabilities net of receivables
	net of liabilities	14,585	and other assets	—

Total		$30,618		$(181,726)

(continues)       127

Notes to financial statements

Delaware Foundation® Funds

9. Derivatives (continued)

The effect of derivative Instruments on the statements of operations for the year ended September 30, 2010 was as follows:

	Delaware Foundation Growth Allocation Fund
			Change in Unrealized
		Realized Gain or Loss on	Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Foreign exchange contracts (Forward currency contracts)	Net realized loss on forward currency contracts and net change in unrealized appreciation/depreciation of investments and foreign currency contracts	$(79,110)	$(38,013)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/ depreciation of investments and futures contracts	76,833	2,672
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and swap contracts	(39,623)	3,027
Total		$(41,900)	$(32,314)

	Delaware Foundation Moderate Allocation Fund
			Change in Unrealized
		Realized Gain or Loss on	Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Foreign exchange contracts (Forward currency contracts)	Net realized loss on forward currency contracts and net change in unrealized appreciation/depreciation of investments and foreign currency contracts	$(490,629)	$(332,321)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and futures contracts	223,323	18,970
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and swap contracts	(327,479)	32,941
Total		$(594,785)	$(280,410)

	Delaware Foundation Conservative Allocation Fund
			Change in Unrealized
		Realized Gain or Loss on	Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Foreign exchange contracts (Forward currency contracts)	Net realized loss on forward currency contracts and net change in unrealized appreciation/depreciation of investments and foreign currency contracts	$(212,186)	$(150,283)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and futures contracts	17,440	(15,545)
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and swap contracts	(144,781)	13,626
Total		$(339,527)	$(152,202)

10. Securities Lending

The Funds, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreement collateralized by such securities, provided that the Collective Trust will only hold such assets with a maturity of one business day or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount from the Collective Trust that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/ or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower. The Funds had no securities out on loan as of September 30, 2010.

11. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Each Fund may invest a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds invest a significant portion of their assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Each Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on each Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

(continues)       129

Notes to financial statements

Delaware Foundation® Funds

11. Credit and Market Risk (continued)

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

12. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined no material events or transactions occurred subsequent to September 30, 2010 that would require recognition or disclosure in the Funds’ financial statements.

14. Tax Information (Unaudited)

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended September 30, 2010, the Funds designate distributions paid during the year as follows:

	(A)
	Ordinary Income
	Distributions*	Qualifying
	(Tax Basis)	Dividends1
Delaware Foundation Equity Fund	100.00%	22.18%
Delaware Foundation Aggressive Allocation Fund	100.00%	42.24%
Delaware Foundation Moderate Allocation Fund	100.00%	27.56%
Delaware Foundation Conservative Allocation Fund	100.00%	11.51%

(A) is based on a percentage of each Fund’s total distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended September 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to the following maximum amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$7,169	$614,198	$2,099,828	$412,377

For the fiscal year ended September 30, 2010, certain interest income paid by the Funds, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended September 30, 2010, the Funds have designated maximum Qualified Interest Income distributions as follows:

Delaware
Foundation
Moderate
Allocation Fund
$4,422,515

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Foundation Funds and the Shareholders of Delaware Foundation Equity Fund, Delaware Foundation Growth Allocation Fund (formerly Delaware Aggressive Allocation Portfolio), Delaware Foundation Moderate Allocation Fund (formerly Delaware Moderate Allocation Portfolio) and Delaware Foundation Conservative Allocation Fund (formerly Delaware Conservative Allocation Portfolio):

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Foundation Equity Fund, Delaware Foundation Growth Allocation Fund (formerly Delaware Aggressive Allocation Portfolio), Delaware Foundation Moderate Allocation Fund (formerly Delaware Moderate Allocation Portfolio) and Delaware Foundation Conservative Allocation Fund (formerly Delaware Conservative Allocation Portfolio) (constituting Delaware Group Foundation Funds, hereafter collectively referred to as the “Funds”) at September 30, 2010, and the results of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the period ended September 30, 2009 and the financial highlights for each of the periods ended September 30, 2009 and prior were audited by other independent accountants whose report dated November 19, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 18, 2010

Other Fund information
(Unaudited)

Delaware Group Foundation® Funds

Change in Independent Registered Public Accounting Firm. Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Group Foundation Funds (the “Trust”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2010. During the fiscal years ended September 30, 2009 and September 30, 2008, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne1	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	81	Director
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.2		Board of Governors
	Trustee	Chief Executive Officer			Member
April 1963		since August 1, 2006			Investment Company
Institute (ICI)

Finance Committee
Member –
St. John Vianney
Roman Catholic Church

Board of Trustees –
Agnes Irwin School

Member of Investment
Committee –
Cradle of Liberty
Council, BSA
(2007 – 2010)
Independent Trustees

Thomas L. Bennett	Trustee	Since	Private Investor	81	Director
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager
			Morgan Stanley & Co.		Chairman of
October 1947			(January 1984–March 2004)		Investment Committee
–Pennsylvania Academy
of Fine Arts

Investment Committee
and Governance
Committee Member–
Pennsylvania
Horticultural Society
John A. Fry	Trustee	Since	President	81	Director –
2005 Market Street		January 2001	Drexel University		Community Health
Philadelphia, PA			(August 2010–Present)		Systems
19103
			President		Director –
May 1960			Franklin & Marshall College		Ecore International
			(July 2002–July 2010)		(2009 – 2010)

			Executive Vice President		Director –
			University of Pennsylvania		Allied Banton
			(April 1995–June 2002)		Securities Holdings
(2005 – 2008)

(continues)       133

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director	81	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer	81	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant	81	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chair –
Philadelphia, PA			(Financial Planning)		Systemax Inc.
19103			(1983–Present)		(2001-2009)

November 1940					Director and Audit
Committee Chairperson
– Andy Warhol
Foundation
(1999 – 2007)
Thomas F. Madison	Trustee	Since	President and	81	Director and Chair of
2005 Market Street		May 19973	Chief Executive Officer		Compensation
Philadelphia, PA			MLM Partners, Inc.		Committee,
19103			(Small Business Investing		Governance Committee
			and Consulting)		Member–
February 1936			(January 1993–Present)		CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee–
Digital River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member–
Rimage Corporation

Director and Chair of
Compensation
Committee–
Spanlink
Communications

Lead Director and
Member of
Compensation
and Governance
Committees–
Valmont Industries, Inc.
(1987-2010)

Director –
Banner Health
(1996 - 2007)
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	81	Director –
2005 Market Street		April 1999	(January 2006–Present)		Okabena Company
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 1948			(July 1995–January 2003)
3M Corporation

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
J. Richard Zecher	Trustee	Since	Founder	81	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member –
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director - Oxigene, Inc.
July 1940			Founder		(2003 to 2008)
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	81	None4
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	81	None4
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	81	None4
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	81	None4
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

(continues)       135

About the organization

This annual report is for the information of Delaware Foundation® Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Foundation Funds and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees	Affiliated officers	Contact information

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     Janet L. Yeomans
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $53,300 for the fiscal year ended September 30, 2010.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $50,152 for the fiscal year ended September 30, 2009.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended September 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie's financial statements as of March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended September 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,700 for the fiscal year ended September 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended September 30, 2010.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,100 for the fiscal year ended September 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2009.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2010.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2009.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $212,814 for the registrant’s fiscal years ended September 30 2010 and September 30, 2009, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group Foundation® Funds

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 3, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 3, 2010

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 3, 2010